Exhibit 10.42

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

TAO Group Holdings LLC

dated as of January 31, 2017

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- ii -

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

TAO Group Holdings LLC

This Second Amended and Restated Limited Liability Company Agreement dated as of January 31, 2017 (this “Agreement”) is among TAO Group Holdings LLC, a Delaware limited liability company (the “Company”), MSG TG, LLC, a Delaware limited liability company (“MSG”), TG Rollover Holdco LLC, a Delaware limited liability company (“Rollover Holdco”), each of the Persons designated as a “Principal” on a signature page hereto (the “Principals”), each of the Persons designated as an “Employee Rollover Holdco Member” on a signature page hereto (the “Employee Rollover Holdco Members”), each of the Persons designated as an “Other Rollover Holdco Member” on a signature page hereto (the “Other Rollover Holdco Members”; the Principals, the Employee Rollover Holdco Members and the Other Rollover Holdco Members are referred to as the “Rollover Holdco Members”), and solely with respect to its rights and obligations under Sections 6.6 (other than 6.6(c) and 6.6(d)), 6.8, 6.9 (other than 6.9(b)) and Article VIII (insofar as such Article VIII relates to its rights and obligations under Sections 6.6 (other than 6.6(c) and 6.6(d)), 6.8 and 6.9 (other than 6.9(b)), THE MADISON SQUARE GARDEN COMPANY, a Delaware corporation. Capitalized terms used but not defined herein have the meanings assigned to them in Exhibit A.

The Company was organized on September 23, 2016, was previously governed pursuant to that certain Limited Liability Company Agreement dated as of such date and is governed pursuant to that certain Amended and Restated Limited Liability Company Agreement dated as of January 30, 2017 (the “Existing Agreement”).

In connection with a series of restructuring transactions (the “Restructuring”) contemplated by the Restructuring Agreement that were consummated prior to the consummation of the Transactions, each of the Rollover Holdco Members received equity interests in Rollover Holdco, which in turn received equity interests in the Company.

Immediately prior to the execution and delivery of this Agreement, MSG, Rollover Holdco, the Rollover Holdco Members and certain other Persons who at such time were members of the Company consummated the transactions (the “Transactions”) contemplated by the Transaction Agreement dated as of January 31, 2017 (as amended, the “Transaction Agreement”) pursuant to which, among other things, (i) MSG acquired 62.5% of the Class A Common Units and 87.46% of the Preferred Units, (ii) the Principals collectively acquired 0.8% of the Class A Common Units, and (iii) Rollover Holdco acquired 36.7% of the Class A Common Units and 12.54% of the Preferred Units.

The Rollover Holdco Members are the only members of Rollover Holdco. Each Rollover Holdco Member owns the number of Rollover Holdco’s Class A common units (“Rollover Holdco Class A Common Units”) set forth opposite the name of such Rollover Holdco Member on Exhibit B in the column captioned “Number of Rollover Holdco’s Class A common units” and the number of Rollover Holdco’s preferred units (“Rollover Holdco Preferred Units”) set forth opposite the name of such Rollover Holdco Member on Exhibit B in the column captioned “Number of Rollover Holdco’s preferred units.” The total number of outstanding Rollover Holdco Class A Common Units is the same as the number of Class A Common Units directly held by Rollover Holdco, and the total number of outstanding Rollover Holdco Preferred Units is the same as the number of Preferred Units directly held by Rollover Holdco. Class A Common Units that correspond to Rollover Holdco Class A Common Units are referred to as “Attributable Class A Common Units.” Preferred Units that correspond to Rollover Holdco Preferred Units are referred to as “Attributable Preferred Units.” The Attributable Class A Common Units and the Attributable Preferred Units are referred to as the “Attributable Interests.”

In connection with the Transactions, the Company and the Members wish to amend and restate the Existing Agreement to read as set forth herein.

In consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Purpose; Capitalization

Section 1.1 Purpose. The purpose of the Company is to engage in any business or activity for which a limited liability company may be formed under the Act. The Company shall have all the powers necessary or convenient to effect any purpose for which it is formed, including all powers granted by the Act.

Section 1.2 Issuance of Membership Interests.

(a) As of the date of this Agreement, the number and type of Units owned by each Member is as set forth on Exhibit B.

(b) No Member shall have any obligation to the Company, to any other Member or to any creditor of the Company to make any additional capital contributions to the Company, and no Member in its capacity as such shall be liable for the debts, obligations or liabilities of the Company.

Section 1.3 Capital Accounts.

(a) A capital account shall be maintained for each Member in accordance with the rules of Treasury Regulations §1.704-1(b)(2)(iv). The capital account of each Member shall be credited with (i) the amount of any capital contribution made in cash by such Member, (ii) the Agreed Value (net of any liabilities the Company is considered to assume under or take subject to Section 752 of the Code) of any capital contribution made in property other than cash by such Member, (iii) allocations to such Member of Net Income pursuant to Section 2.2, and (iv) any other item required to be credited for proper maintenance of capital accounts by the Treasury Regulations under Section 704(b) of the Code. A Member’s capital account shall be debited with (w) the amount of any cash distributed to such Member, (x) the Agreed Value (net of liabilities that such Member is considered to assume under or take subject to Section 752 of the Code) of any property other than cash distributed to such Member, (y) allocations to such Member of Net Loss pursuant to Section 2.2, and (z) any other item required to be debited for proper maintenance of capital accounts by the Treasury Regulations under Section 704(b) of the Code. Each Member’s capital account shall be adjusted as required by Treasury Regulation §1.704-1(b)(2)(iv)(f) to reflect a revaluation of Company property at Agreed Value upon the occurrence of any event described in Treasury Regulation Section 1.704-1(b)(2)(iv)(f)(5) (including the Transactions) based upon the manner in which gain or loss upon a sale of all the assets of the Company for Agreed Value would be allocated. Members’ capital accounts shall also be adjusted in accordance with Treasury Regulation §1.704-1(b)(2)(iv)(s) upon the exercise of any non-compensatory option.

(b) In the event that all or any portion of any Interest is transferred in accordance with this Agreement, the transferee(s) of such Interest shall succeed to all or the corresponding portion, as the case may be, of the transferor’s capital account.

(c) Immediately following the consummation of the Transactions, the capital account balances of MSG and Rollover Holdco shall be equal to the sum of (i) such Member’s Preferred Capital Contribution (if any) plus, (ii) the product of (x) the number of Class A Common Units owned thereby multiplied by (y) the price per-Class A Common Unit paid by MSG pursuant to the Transaction Agreement.

Section 1.4 Preemptive Right.

(a) If, at any time after the date of this Agreement the Company or any of its Subsidiaries shall propose to issue or sell any Preemptive Securities, then each Eligible Party shall have the right to purchase (or, in the case of a Rollover Holdco Member, to direct Rollover Holdco to purchase in accordance with Section 6.11(a)) from the Company or such Subsidiary, as applicable (the “Preemptive Right”), on the same terms and conditions (including at the same price per Preemptive Security) set forth in the Preemptive Rights Notice (as defined below), up to (i) a percentage of such Preemptive Securities so that the percentage obtained by dividing the number of Preemptive Securities that such Eligible Party is entitled to purchase (or, in the case of a Rollover Holdco Member, to direct Rollover Holdco to purchase in accordance with Section 6.11(a)) by the total number of Preemptive Securities is equal to the Percentage Share of such Member or Rollover Holdco Member, as applicable, plus (ii) any additional Preemptive Securities that such Eligible Party shall be entitled to purchase (or, in the case of a Rollover Holdco Member, to direct Rollover Holdco to purchase in accordance with Section 6.11(a)) pursuant to clause (ii) of Section 1.4(c). Each Eligible Party shall have the right to assign its Preemptive Right to any of its Permitted Transferees.

(b) In connection with any Preemptive Right, the Company shall, by written notice (a “Preemptive Rights Notice”), provide an offer to sell to each Eligible Party that number of Preemptive Securities of any proposed issuance in accordance with Section 1.4(c). Any Preemptive Rights Notice shall include the applicable purchase price per Preemptive Security, the aggregate amount of Preemptive Securities offered, the number of Preemptive Securities offered to such Eligible Party in accordance with Section 1.4(a), the proposed closing date, the place and time for the issuance thereof (which shall be no less than 25 days from the date of such notice), a summary of the material rights and obligations of the Preemptive Securities and any other material terms and conditions of the offer.

(c) Within 15 days from the date of receipt of a Preemptive Rights Notice, any Eligible Party wishing to exercise its Preemptive Right concerning the Preemptive Securities referred to therein shall deliver written notice (an “Exercise Notice”) to the Company setting forth (i) the number of Preemptive Securities that such Eligible Party commits to purchase (or, in the case of a Rollover Holdco Member, commits to direct Rollover Holdco to purchase in accordance with Section 6.11(a)) (which may be for all or any portion of such Preemptive Securities offered to such Eligible Party in the Preemptive Rights Notice), and (ii) the portion (if any) of any such Preemptive Securities the other Eligible Parties have not committed to purchase (or, in the case of a Rollover Holdco Member, have not committed to direct Rollover Holdco to purchase pursuant to Section 6.11(a)) pursuant to duly given Exercise Notices pursuant to this Section 1.4(c) that such Eligible Party commits to purchase (or, in the case of a Rollover Holdco Member, commits to direct Rollover Holdco to purchase in accordance with Section 6.11(a)) (such portion not to exceed such Eligible Party’s Relative Percentage Share of the Preemptive Securities to be purchased (or, in the case of a Rollover Holdco Member, with respect to which a commitment to direct Rollover Holdco to make a purchase in accordance with Section 6.11(a) has been made) by all Eligible Parties pursuant to this clause (ii) of Section 1.4(c)). Any Eligible Party who shall fail to give the Company an Exercise Notice during the foregoing 15-day period after receipt of a Preemptive Rights Notice shall be deemed to have forfeited such Eligible Party’s right to acquire (or, in the case of a Rollover Holdco Member, such Eligible Party’s right to direct Rollover Holdco to acquire in accordance with Section 6.11(a)) the Preemptive Securities offered pursuant to such Preemptive Rights Notice.

(d) The closing of the issuance or sale of Preemptive Securities with respect to any Eligible Party who shall duly give an Exercise Notice shall occur on the date and at the location specified by the Company. The same terms and conditions (including the same price per Preemptive Security) shall apply to all participants in the issuance of all such Preemptive Securities (except that, in the case of a Rollover Holdco Member, such Rollover Holdco Member shall (without limiting its obligation to make the same representations and warranties and agree to the same covenants and agreements as a participant that is not a Rollover Holdco Member) direct Rollover Holdco to purchase such Preemptive Securities pursuant to Section 6.11(a)). In the event that such a closing does not occur within 120 days of the delivery of a Preemptive Rights Notice, the Company shall repeat the procedure set forth in Sections 1.4(a), 1.4(b) and 1.4(c) with respect to such Preemptive Securities.

(e) Notwithstanding anything to the contrary in this Agreement, no Eligible Party (other than a Principal in the event that such Principal’s representation and warranty in the Transaction Agreement that he is an “accredited investor” on the date of this Agreement is accurate) shall have a right to purchase Preemptive Securities pursuant to this Section 1.4 if such purchase will violate any applicable securities laws (whether or not such violation may be cured by a filing of a registration statement or any other special disclosure, but allowing for any readily available exemptions that do not impose any requirement to provide a disclosure document to investors); provided, however, that in the event applicable securities laws shall change after the date of this Agreement so as to provide an exemption therefrom that would be satisfied by providing the Eligible Parties with, in addition to information otherwise required to be provided to them pursuant to this Section 1.4, financial statements otherwise prepared by the Company in the ordinary course of business pursuant to Section 3.5 or any other information prepared or delivered to any other purchaser of such securities, then the Company shall use commercially reasonable efforts to obtain such exemption.

Section 1.5 Budget.

(a) A detailed budget (as in effect from time to time, the “Budget”) of the Company and its Subsidiaries for the period ending December 31, 2017 is attached as Exhibit C-2. Also attached as Exhibit C-3 is an initial five-year business plan of which the Budget for the period ending December 31, 2017 is a part (as in effect from time to time, the “Business Plan”). The initial Budget and the Business Plan attached as Exhibit C-2 and Exhibit C-3 are each hereby deemed to have been approved by the Board and the Principal Base. No later than 90 days prior to the start of the Company Fiscal Year ending December 30, 2018 and any subsequent Company Fiscal Year, the Company shall submit to the Board a proposed Budget, in the same form as the Budget attached as Exhibit C-2 or in such other form as is otherwise approved by the Board, setting forth all of the proposed expenditures (operating expenditures and capital expenditures) of the Company and its Subsidiaries for such subsequent Company Fiscal Year and a proposed Business Plan for the five Company Fiscal Year period of which the Budget is a part; provided, however, that, subject to Section 1.5(b), any such new Budget and Business Plan shall be subject to the approval of the Board and the Principal Veto Rights (it is understood and agreed that if the Board approves such Budget or Business Plan in the form submitted by the Company, such Budget or Business Plan (as applicable) shall be deemed approved by the Principals). Each new Business Plan shall be in the same form (and at least the same detail) as the Business Plan attached as Exhibit C-3 or in such other form as is otherwise approved by the Board. Additionally, the first Company Fiscal Year and the first quarter of the second Company Fiscal Year of each Business Plan shall provide line item detail for each month therein.

(b) If a Budget for any Company Fiscal Year has not been approved by the Board prior to the start of such Company Fiscal Year (including if the Principals exercise the Principal Veto Rights with respect thereto), then the Budget for such Company Fiscal Year (a “Rollover Budget”) shall be the same as the Budget for the prior Company Fiscal Year, except that certain specified line items in the Rollover Budget shall be increased in accordance with the terms provided in Exhibit C-1(ii) (including subject to further adjustments in any line item in order to permit expenditures under any Contract of the Company or any of its Subsidiaries that had been properly authorized under this Agreement before such Rollover Budget went into effect). Until such time as an updated Business Plan has been approved by the Board pursuant to this Section 1.5, the Business Plan shall continue to be such Business Plan most recently approved by the Board. For the avoidance of doubt, the term “Budget” as used in the Agreement shall include any Rollover Budget that may be in effect at the time.

(c) In addition to new venues that are specifically budgeted, Budgets (including any Rollover Budget, if necessary) will reserve the amount necessary, if available, to satisfy amounts referenced to in clause (c) of the definition of Available Cash (with any expenditure of such amounts subject to approval by the Board).

Section 1.6 Term. The Company shall have perpetual existence unless sooner dissolved and its affairs wound up as provided in Article VII.

Section 1.7 Registered Agent and Registered Office. The name of the registered agent of the Company for service of process on the Company in the State of Delaware shall be Corporation Service Company, and the address of such registered agent and the address of the registered office of the Company in the State of Delaware shall be 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. Such office and such agent may be changed to such place within the State of Delaware and any successor registered agent, respectively, as may be determined from time to time by the Board in accordance with the Act.

Article II

Distributions; Allocation of Profits and Losses

Section 2.1 Distributions.

(a) Distributions. Except as otherwise provided in Section 7.2, distributions shall be made to the Members at such times and in such amounts as determined and approved by the Board (including as required pursuant to Sections 2.1(b) and 2.1(c)).

(b) Tax Distributions. The Company shall distribute to each Member with respect to each fiscal quarter following the Effective Time amounts at least two business days prior to the date on which any U.S. federal income taxes are due such that each Member receives an amount at least equal to (i) the sum of (A) the Preferred Return allocable to such Member in respect of such fiscal quarter plus, (B) the amount of net taxable income allocable to such Member (including income attributable to Preferred Units, but without duplication of amounts described in clause (A)) in respect of such fiscal quarter reduced by allocable losses (including losses allocable to any predecessor of such Member and taking into account basis adjustments pursuant to Section 743 of the Code) (but not taking into account any period or portion thereof prior to the Effective Time) for prior periods following the Effective Time not previously taken into account pursuant to this Section 2.1(b), as reasonably estimated by the Company, multiplied by (ii) an assumed tax rate equal to the greater of 52% and the highest marginal federal, state and local income tax rate applicable at the time such distribution is made to an individual resident in New York, NY (as determined in good faith by the Company’s “tax matters partner” or “partnership representative” in consultation with the Qualified Principals). All distributions pursuant to this Section 2.1(b) shall be made to the Members in accordance with their Preferred Percentage Shares to the extent attributable to their Preferred Units, and all remaining distributions pursuant to this Section 2.1(b) shall be made to the Members in accordance with their Percentage Shares. Any distributions made to a Member pursuant to this Section 2.1(b) shall be credited against and reduce amounts subsequently distributable to such Member pursuant to Section 2.1(c)(i) (in the case of distributions pursuant to this Section 2.1(b) attributable to their Preferred Units) and pursuant to Section 2.1(c)(iii) (in the case of distributions pursuant to this Section 2.1(b) attributable to their Class A Common Units).

(c) Distributions of Available Cash. Subject to applicable law and any applicable Approval Rights, after making distributions pursuant to Section 2.1(b), to the extent permitted to be paid by the Company pursuant to any Company Loan Agreement, the Company shall make distributions of Available Cash to the Members no less than once each year (including any other distributions authorized by the Board) as follows:

(i) first, to the holders of Preferred Units in accordance with their respective Preferred Percentage Shares until they shall have received a Preferred Return (taking into account prior distributions (if any) attributable to their Preferred Units) on their Unreturned Preferred Capital Contributions Amount;

(ii) second, to the holders of Preferred Units in accordance with their respective Preferred Percentage Shares until the Unreturned Preferred Capital Contributions Amount is zero (and upon distribution of the Preferred Return and the entire Unreturned Preferred Capital Amount in respect of such Preferred Units, such Preferred Units will be deemed to have been redeemed in full by the Company and no longer issued and outstanding without any further action by any holder thereof); and

(iii) third, to the holders of Class A Common Units in accordance with their respective Percentage Shares.

(d) Distributions in Kind. Any distributions in kind shall be made at such times and in such amounts as determined and approved by the Board, based on their Fair Market Value as determined by the Board in good faith in the same proportions as if Available Cash were (to the extent permitted to be paid by the Company pursuant to any Company Loan Agreement) distributed in accordance with Section 2.1(c). If cash and property are to be distributed in kind simultaneously, the Company shall distribute such cash and property in kind in the same proportion to each Member.

Section 2.2 Allocations Generally.

(a) Except as otherwise provided in Sections 2.2(b) through (i), Net Income or Net Loss for any Company Fiscal Year, and, to the extent that the Board determines it is necessary or appropriate, individual items of income, gain, loss and deduction of the Company shall be allocated among the Members so as to cause each Member’s capital account balance to equal as nearly as possible (i) the amount of the distribution that such Member would receive pursuant to Section 7.2(d) if, at the end of such Company Fiscal Year, each Company asset were sold for an amount of cash equal to such asset’s Book Value, each liability of the Company were satisfied in cash in accordance with its terms (limited, with respect to each Nonrecourse Liability, to the Book Value of any asset or assets securing such Nonrecourse Liability), and all remaining cash of the Company were distributed to the Members in accordance with Section 7.2 minus (ii) such Member’s shares of Company Minimum Gain and Minimum Gain Attributable to Member Nonrecourse Debt, computed immediately prior to the hypothetical sale of assets. The Principals shall be entitled to review and the Principal Base shall be entitled to approve the allocations pursuant to this Section 2.2; provided, however, that approval may not be unreasonably withheld, conditioned or delayed and the Principals may only withhold approval on the basis that the allocations are unreasonable, and if MSG and the Principals dispute the reasonableness of any allocation, KPMG LLP or, if KPMG is not available or has a conflict of interest that causes it to decline the engagement, another nationally recognized accounting firm upon which MSG and the Principals shall mutually agree, shall resolve such dispute.

(b) If there is a net decrease in Company Minimum Gain during a Company taxable year, each Member shall be specially allocated items of income and gain for such year (and, if necessary, for subsequent years) in the order specified in Treasury Regulation §1.704-2(j)(2) in proportion to, and to the extent of, an amount equal to the portion of such Member’s share of the net decrease in Company Minimum Gain during such year (which share of such net decrease shall be determined under Treasury Regulation §1.704-2(g)(2)). This Section 2.2(b) is intended to be a “minimum gain chargeback” described in Treasury Regulation §1.704-2(f) and is to be interpreted in a manner consistent therewith.

(c) If there is a net decrease during a Company taxable year in the Minimum Gain Attributable to a Member Nonrecourse Debt (as determined under Treasury Regulation §1.704-2(i)(3)), any Member with a share of Minimum Gain Attributable to such Member Nonrecourse Debt at the beginning of such year shall be specially allocated items of income and gain for such year (and, if necessary, for subsequent years) in the order specified in Treasury Regulation §1.704-2(j)(2) in proportion to, and to the extent of, an amount equal to the portion of such Member’s share of the net decrease in Minimum Gain Attributable to such Member Nonrecourse Debt (as determined under Treasury Regulation §1.704-2(g)(2)), during such year. This Section 2.2(c) is intended to be a “partner minimum gain chargeback” described in Treasury Regulation §1.704-2(i)(4) and is to be interpreted in a manner consistent therewith.

(d) Items of Company loss, deduction or Section 705(a)(2)(B) Expenditure that are attributable to a Member Nonrecourse Debt (“Member Nonrecourse Deductions”) shall be allocated among the Members who bear the Economic Risk of Loss for such Member Nonrecourse Debt. This provision is to be interpreted in a manner consistent with the requirements of Treasury Regulation §1.704-2(i)(1).

(e) The Nonrecourse Deductions for each taxable year of the Company shall be allocated to the Members in proportion to their Percentage Shares.

(f) In the event that any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation §1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specifically allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury

Regulations promulgated under Section 704(b) of the Code, any Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible. This provision is intended to be a “qualified income offset” described in Treasury Regulation §1.704-1(b)(2)(ii)(d) and is to be interpreted in a manner consistent therewith.

(g) To the extent that an adjustment to the adjusted tax basis of any Company property pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(m)(2) or Treasury Regulation §1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining capital accounts as a result of a distribution to a Member, the amount of such adjustment to the capital accounts shall be treated as an item of gain (if the adjustment increases the basis of the Company property) or loss (if the adjustment decreases the basis of the Company property), and such gain or loss shall be allocated to the Members in accordance with Treasury Regulation §1.704-1(b)(2)(iv)(m)(2) or Treasury Regulation §1.704-1(b)(2)(iv)(m)(4), as the case may be.

(h) Net Loss allocated pursuant to Section 2.2(a) shall not exceed the maximum amount of Net Loss that can be allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Company Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Net Loss pursuant to Section 2.2(a), the limitation set forth in this Section 2.2(j) shall be applied on a Member by Member basis and Net Loss not allocable to any Member as a result of such limitation shall be allocated to the other Members in accordance with the positive balances in such Members’ capital accounts so as to allocate the maximum permissible Net Loss to each Member under Treasury Regulation §1.704-1(b)(2)(ii)(d) and, thereafter, pro rata based on Percentage Shares.

(i) In the event that any item of Company income, gain, loss, deduction or Section 705(a)(2)(B) Expenditure is allocated pursuant to Section 2.2(b) through (g), subsequent items of Company income, gain, loss, deduction or Section 705(a)(2)(B) Expenditure (as determined for purposes of computing Net Income or Net Loss) shall, to the extent consistent with Section 2.2(b) through (h), be allocated between the Members so as to eliminate as quickly as possible on a proportionate basis, with respect to each Member, any disparity between (i) the sum of (x) such Member’s capital account balance and (y) such Member’s share of Company Minimum Gain and Minimum Gain Attributable to Member Nonrecourse Debts determined in accordance with Treasury Regulation §§1.704-2(g) and (i)(5) and (ii) the capital account which such Member would have had if all Company Minimum Gain and Minimum Gain Attributable to any Member Nonrecourse Debt had been realized and all allocations of Net Income and Net Loss had been made pursuant to Section 2.2(a) (without giving effect to the reference therein to Section 2.2(b) through (h)).

(j) In the event that any item or items of income, gain, loss or deduction of the Company or any Member (or any Person related to a Member) is reallocated between the Company and any Member (or any Person related to a Member) pursuant to Code Section 482, then the allocation of the income, gain, loss or deduction of the Company for the year in which such reallocation occurs shall be made in such a fashion that the capital accounts of all Members, after taking into account any deemed contributions or distributions arising in connection with such reallocation, shall be equal to what they would have been if no reallocation had occurred.

(k) In the event that the Percentage Shares of the Members shall change pursuant to the terms of this Agreement, there shall be an interim closing of the books of the Company as of the close of the day of such change (the “Interest Change Date”) and the capital accounts of the Members shall be revalued pursuant to Treasury Regulation §1.704-1(b)(2)(iv)(f) effective immediately prior to the event giving rise to the interim closing of the books of the Company. The Net Income or Net Loss of the Company for the period ending on the Interest Change Date shall be allocated to the Members in accordance with this Section 2.2 as if the Company Fiscal Year ended on such date, without taking into account any change in Percentage Shares on the Interest Change Date. For purposes of the preceding sentence, the day on which the Effective Time occurs shall be treated as an Interest Change Date. The Net Income or Net Loss of the Company for any period commencing after the Interest Change Date shall be allocated to the Members in accordance with Section 2.2, taking into account their respective Percentage Shares in effect after the Interest Change Date. Notwithstanding the foregoing, if the Interest Change Date is not the last day of a month, Net Income or Net Loss of the Company for the month in which the Interest Change Date occurs shall be prorated on a daily basis between the portion of the month ending on the Interest Change Date and the remainder of such month.

(l) Excess nonrecourse liabilities, within the meaning of Treasury Regulation §1.752-3, shall be allocated to the Members in accordance with their Percentage Shares. No Member may take any action (e.g., providing a guarantee or other credit support) that would have the effect of shifting the Economic Risk of Loss with respect to any Company liability without the consent of the applicable Members affected by such shift. Subject to the preceding sentence, the Company and MSG shall reasonably cooperate with the Principals to minimize any adverse U.S. federal income tax consequences arising as a result of any prepayment, refinancing or other action with respect to any indebtedness of the Company that would have the effect of shifting the allocation of liabilities of the Company under Section 752 of the Code.

Section 2.3 Tax Allocations. For income tax purposes, all items of income, gain, loss, deduction and credit shall be allocated among the Members in the manner set forth in Section 2.2; provided, however, that: (a) all items of income, gain, loss and deduction with respect to any property contributed to the Company by a Member (or revalued in accordance with Section 1.3) shall be allocated for income tax purposes so as to take into account any variation between the adjusted tax basis of such property and its Agreed Value at the time of contribution (or the event requiring revaluation) in accordance with Section 704(c) of the Code (and Treasury Regulation §1.704-1(b)(2)(iv)(f)) (i) using the remedial method described in Treasury Regulation §1.704-3(d) in connection with the Transactions or (ii) in the case of contributions and revaluation events subsequent to the Transactions that would not affect the impact of the use of the remedial method with respect to the Transactions for MSG, using a Section 704(c) methodology, determined pursuant to Section 3.2 (subject to Section 4.1(g)(i)(F)); (b) corrective allocations shall be made to the extent required pursuant to Treasury Regulation §1.704-1(b)(4)(x); and (c) creditable foreign taxes shall be allocated in accordance with Treasury Regulation §1.704-1(b)(4)(viii). If the transactions contemplated by the Transaction Agreement and the Redemption result in a deemed partnership termination pursuant to Section 708(b)(1)(B) of the Code, clause (a) of the proviso in the immediately preceding sentence shall apply to the predecessor partnership. Any increase (or decrease) in taxable income or loss resulting from adjustments to the basis of the assets of the Company made pursuant to Section 743 of the Code shall be taken into account by the Member or Members to which such adjustment is attributable.

Section 2.4 Withholding and other Tax Payments. The Company shall, to the extent required by applicable law, withhold taxes from distributions made to any Member or pay taxes on behalf of any Member pursuant to Section 1446 of the Code or any similar provision of federal, state, local, or foreign law. Any taxes so withheld shall be deemed to have been distributed to such Member or, to the extent that any such tax is not withheld from a distribution, such Member shall promptly reimburse the Company therefor. If any imputed underpayment (including associated interest, penalties, or additions to tax) is required to be paid by the Company pursuant to Section 6225 of the Code with respect to income directly or indirectly allocable to a Member or Rollover Holdco Member or former Member or Rollover Holdco Member, such Member or Rollover Holdco Member or former Member or Rollover Holdco Member (and, in the case of a former Member or Rollover Holdco Member, its transferee) shall promptly reimburse the Company therefor. Any amount due from a Member, Rollover Holdco Member or a former Member or Rollover Holdco Member to the Company pursuant to the two preceding sentences shall bear interest at the “prime rate” (as specified in The Wall Street Journal, from time to time) plus 3% from the time of payment by the Company of the tax or imputed underpayment to the time of payment by the Member, Rollover Holdco Member or former Member or Rollover Holdco Member, and the Company may offset such amounts against distributions or other amounts due from the Company to such Member (including to Rollover Holdco in the case of a liability of a Rollover Holdco Member or former Rollover Holdco Member). The obligations of a Member or Rollover Holdco Member pursuant to this Section 2.4 shall continue even if such Member or Rollover Holdco Member ceases to be a Member or Rollover Holdco Member.

Section 2.5 No Interest; No Return of Capital. No interest shall be payable on the capital contributions, or in respect of the capital accounts, of the Members. No Member shall be permitted to make an early withdrawal of any portion of the capital contributions made by it.

Article III

Fiscal Matters

Section 3.1 Tax Matters Partner and Partnership Representative. MSG will be the “tax matters partner” within the meaning of Section 6231 of the Code as in effect prior to amendment by the BBA and the “partnership representative” within the meaning of Section 6223 of the Code when such provision becomes effective and any other similar designation under applicable law, subject in all respects to the provisions of this Agreement and the Transaction Agreement. Notwithstanding Section 4.1(g)(i)(C) and, except with respect to elections under Section 6226(a) of the Code, Section 4.1(g)(i)(F), the tax matters partner or partnership representative shall have the right to make decisions regarding extensions of statutes of limitation and choice of forum in tax proceedings, and the partnership representative shall have the authority to make an “election out” under Section 6221(b) of the Code if the Company is eligible to make such an election or, subject to Section 4.1(g)(i)(F), an election under Section 6226(a) of the Code on behalf of the Company. The Company will reimburse MSG for any reasonable out-of-pocket expenses incurred in connection with its activities as the tax matters partner or partnership representative. It is the intent of the Members that the Company be treated as a partnership for all federal, state and local tax purposes and the Members and the Company shall take all reasonable actions appropriate to effect such intention. MSG shall take such action as may be reasonably necessary to cause Rollover Holdco and each of the Principals to become “notice partners” within the meaning of Section 6231(a)(8) of the Code, if applicable. MSG shall keep the Principals informed of all administrative and judicial proceedings of the Company with respect to taxes and shall furnish a copy of each notice or other communication received by MSG, in its capacity as tax matters partner, partnership representative or similar designation under applicable law, or the Company from any taxing authority to each Principal. The Principals shall be permitted to participate in any tax matter or proceeding of the Company. This Section 3.1 is not intended to (i) authorize MSG to take any action left to the determination of an individual Member under Sections 6222 through 6231 of the Code as in effect prior to its amendment by the BBA or any action left to the determination of an individual Member by any subsequent amendment to the Code, or (ii) modify any of the provisions in the Transaction Agreement with respect to tax matters.

Section 3.2 Tax Elections. The Company shall make an election under Section 754 of the Code and, subject to Section 4.1(g)(i)(F), such other elections as the tax matters partner or partnership representative may determine to be appropriate. If the Transactions result in a deemed partnership termination pursuant to Section 708(b)(1)(B) of the Code, an election under Section 754 of the Code shall be made with respect to the predecessor partnership.

Section 3.3 Fiscal and Tax Year; Auditor. The taxable year of the Company for federal, state and local income tax purposes shall end on June 30 of each year except as otherwise required by the Code and except that the taxable year that includes the Effective Time shall end on December 31, 2017. The fiscal year of the Company for financial reporting purposes shall be based on a retail calendar year, following a 4-4-5 week convention consistent with retail calendar accounting periods (and with certain fiscal years following a 4-4-6 week convention, as applicable to a retail calendar for a given year), and each fiscal year of the Company shall end on the last Sunday of each calendar year (the “Company Fiscal Year”); provided, however, that certain Subsidiaries of the Company shall follow a calendar year fiscal year for financial reporting purposes if required under any management agreement with a third party (such venues in operation as of the date of this Agreement: Ninth Avenue Hospitality LLC, 55th Street Hospitality Holdings LLC, Roof Deck Entertainment LLC and Roof Deck Australia LLC). The Company’s independent auditor shall initially be KPMG LLP.

Section 3.4 Books and Records. The Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, will maintain or cause to be maintained at its principal place of business complete and accurate books and records of the assets, business and affairs of the Company.

Section 3.5 Financial Statements; K-1.

(a) As soon as available and in any event within 30 days after the end of each month and within 45 days after the end of each fiscal quarter of the Company, the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall deliver to each Qualified Party the consolidated balance sheets of the Company and its Subsidiaries, as at the end of such month or such fiscal quarter, as the case may be, and the related consolidated statements of income, members’ equity and cash flows for such month or such fiscal quarter, as the case may be, and for the period from the beginning of the then current Company Fiscal Year to the end of such month or such fiscal quarter.

(b) As soon as available and in any event within 45 days after the end of each fiscal quarter of the Company, the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall deliver to each Qualified Party updated forecasts of revenue and expense line items, as well as capital expenditures by project, staffing, key statistics, and a statement of cash flows, prepared in a format similar to the Budget.

(c) As soon as available and in any event within 45 days after the end of each Company Fiscal Year (commencing with the Company Fiscal Year ending December 31, 2017), the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall deliver to each Qualified Party: (i) the draft consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related draft consolidated statements of income, members’ equity and cash flows for such Company Fiscal Year; and (ii) a statement of each Member’s capital account as of the end of such Company Fiscal Year.

(d) As soon as available and in any event within 120 days after the end of each Company Fiscal Year, the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall deliver to each Member (i) the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, members’ equity and cash flows for such Company Fiscal Year and (ii) a statement of each Member’s capital account as of the end of such Company Fiscal Year.

(e) As soon as available, the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall deliver to each Qualified Party copies of all reports prepared for or delivered to the management of the Company by its outside accountants in connection with each annual, interim or special audit of the Company’s financial statements made by such accountant.

(f) Within 120 days after the end of each taxable year, the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall distribute to each Member a copy of its Schedule K-1 to the Partnership Tax Return (Form 1065) or any successor form thereto.

(g) Any financial and other reports required pursuant to this Section 3.5 shall be prepared in accordance with GAAP.

(h) The Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall deliver to the Qualified Parties, with each of the monthly, quarterly and annual consolidated statements of income described above, a comparison (in a form agreed-upon by the Qualified Parties) to the Budget (with such comparison to be made to the line items in the Budget in the form attached as Exhibit C-2) and the most recent forecast (if any), and, with respect to the quarterly and audited consolidated statements of income, the same period from the prior year. Material variances shall be explained in reasonable detail.

Section 3.6 Additional Information; Access.

(a) Promptly, from time to time, the Company, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall furnish each Qualified Party such information (in writing if so requested) regarding the assets and properties and operations, business affairs and financial condition of the Company and its Subsidiaries as such Qualified Party may request.

(b) The Company and its Subsidiaries, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, shall afford to any Qualified Party and its representatives access to all of the books, records and properties of the Company or its Subsidiaries, as applicable, and to make copies of such records and permit such Persons to discuss all aspects of the Company or its Subsidiaries, as applicable, with any representatives of the Company and its Subsidiaries, and the Company and its Subsidiaries shall provide to any Qualified Party or its representatives on behalf of such Qualified Party responses to all requests from such Qualified Party or its representatives on behalf of such Qualified Party for information relating to the Company and its Subsidiaries and their respective operations. The Company and its Subsidiaries, at the direction of the Qualified Principals in their capacities as Officers and the Company’s Chief Financial Officer, will instruct their independent public accountants to discuss such aspects of the financial condition of the Company or its Subsidiaries, as applicable, with any Qualified Party and its representatives as such Person may request, and to permit such Qualified Party and its representatives to inspect, copy and make extracts from such financial statements, analyses, work papers and other documents and information (including electronically stored documents and information) prepared with respect to the Company or its Subsidiaries, as applicable, as such Qualified Party may request, subject to such Qualified Party executing any customary access agreements reasonably required by the Company’s accountants.

Article IV

Administration and Management

Section 4.1 Management.

(a) The Board shall initially consist of (x) up to five individuals designated by MSG, one of whom (designated by MSG) shall serve as Chairman of the Board, and (y) each of the Qualified Principals. Thereafter, in the event a Principal who initially served on the Board shall cease to be a Qualified Principal, such Principal shall at all times thereafter have no right to serve on the Board and the number of Directors on the Board shall, unless MSG shall otherwise agree, be correspondingly reduced. In the event Marc Packer or Rich Wolf are no longer on the Board for any reason, the Employee Rollover Holdco Members set forth on Schedule 4.1(a), who at such time hold Rollover Holdco Interests, shall be permitted to designate one of such Employee Rollover Holdco Members as a non-voting observer (an “Observer”) to any meetings of the Board, subject to the approval of Marc Packer or Richard Wolf, in each case only for so long as such individual holds Interests or Attributable Interests in the Company (and in the event neither holds Interests or Attributable Interests in the Company at such time, no other approval is required). The Company shall, and MSG shall cause the Company to, furnish to such Observer (a) notices of Board meetings, (b) copies of the materials with respect to meetings of the Board (or any committees thereof), and (c) copies of any action by written consent referred to in Section 5.2(c) at the same time they are given to Directors, and copies of such consent promptly (but in any event within two business days) after it shall have been signed by the Directors; provided, however, that the Board may exclude an Observer from participating in any portion of any meeting of the Board (i) if the Board determines, in its sole discretion, that the subject matter of such meeting includes highly confidential information, information subject to attorney-client privilege or information that presents the Observer with an actual or potential conflict of interest or (ii) that is an executive session.

(b) The Directors initially designated by MSG shall be the individuals set forth on Schedule 4.1(b). MSG may remove any such Director at any time and for any reason (or no reason) by giving written notice of same to the Company and, if it has terminated a Director it designated, may designate a replacement Director in such notice or in a subsequent notice to such other Member. Notwithstanding anything to the contrary contained in this Agreement, if at any time there are less than five individuals designated by MSG as its Directors, the presence, attendance, vote, consent or other action of the majority of the Directors then designated by MSG shall be deemed to be the presence, attendance, vote, consent or other action of five Directors designated by MSG (including for purposes of Section 5.2).

(c) The Board shall have full authority to manage and control the business, affairs and properties of the Company, subject to the Principal Veto Rights and the rights of the Qualified Principals in Section 4.1(e).

(d) For so long as a Principal is a Qualified Principal, he will serve as a Co-President of the Company and shall be, jointly with any other Qualified Principal(s), the most senior executive officers of the Company. The Company may also have (i) a Chief Executive Officer, Chief Financial Officer, General Counsel and other officers with substantially equivalent executive positions appointed by the Board (whose authority, duties and responsibilities shall not exceed those of the Qualified Principals under this Agreement), and (ii) other officers appointed by the Qualified Principals with such authority, duties and responsibilities (whose authority, duties and responsibilities shall not exceed those of the officers referred to in clause (i) or delegated to the Qualified Principals under this Agreement) as they may determine from time-to-time (each such officer referred to in clauses (i) and (ii), together with the Co-Presidents, an “Officer”). Except as may be otherwise approved by the Board, all of the Officers referred to in clauses (i) and (ii) shall report to one or more of the Qualified Principals or an Officer reporting to one or more of the Qualified Principals, as determined by such Qualified Principal(s). Each Co-President shall have the same authority and responsibilities that a similarly titled officer of a Delaware corporation would have, subject to change by the Board and the terms and conditions of this Agreement. An Officer shall serve until his or her successor is elected and qualified or until his or her earlier resignation or removal.

(e) Subject to Section 4.1(f), the Qualified Principals in their capacities as Co-Presidents shall be responsible for day-to-day management of the Company and its Subsidiaries (including the right to direct and supervise day-to-day management, decisions and operations, as well as responsibility for day-to-day policy-making and affairs), including, without limitation:

(i) designing, constructing, operating, managing, marketing and promoting venues operated or planned to be operated by the Company or any of its Subsidiaries;

(ii) entering into, modifying or terminating Contracts;

(iii) incurring expenditures set forth in any sub-line item in the Budget (subject to any variance in such expenditures expressly permitted under the terms provided in Exhibit C-1(i));

(iv) selecting, compensating and terminating employees and individuals who are independent contractors of the Company and its Subsidiaries and approving or modifying the salaries, wages, benefits, programs, policies and other employment arrangements applicable thereto (other than adopting or amending an Equity Incentive Plan or issuing any equity grants thereunder);

(v) engaging and compensating designers, contractors, agents, promoters, talent, accountants, counsel, consultants, advisors, brokers and other service providers for the Company and its Subsidiaries (other than their independent auditor); and

(vi) engaging in other day-to-day operations of the business of the Company and its Subsidiaries in the ordinary course of business;

provided, however, that (1) notwithstanding anything in this Agreement to the contrary, MSG (and not the Qualified Principals) shall, subject to clause (C)(III) of Section 4.1(g)(i), have the right to control for the defense, settlement and/or compromise of any Specified Third Party Claim, and (2) it is understood and agreed that nothing in this Section 4.1(e) shall give the Qualified Principals in their capacities as Co-Presidents authority to take or prevent any action that must be approved by the Board, including, without limitation, any action referred to in Sections 4.1(g) or 4.1(h).

Each Qualified Principal, in his capacity as a Co-President, shall be deemed to have the authority to approve or otherwise take the actions delegated to the Qualified Principals pursuant to this Section 4.1(e).

(f) All actions by the Qualified Principals must be consistent with the Budget (after taking into account the permitted variance terms in Exhibit C-1(i)) and Business Plan in effect at the time such actions are taken and are subject to the applicable Board Approval Rights; provided, however, that any action approved by the Board and, if applicable, the Principal Base pursuant to Section 4.1(g) and MSG pursuant to Section 4.1(h), that would otherwise be inconsistent with the Budget and Business Plan in effect at the time shall be deemed to amend such Budget and Business Plan to permit the taking of such action. For the avoidance of doubt, the Company and the Members acknowledge that the failure of the Company and its Subsidiaries to meet the revenue targets set forth in any Budget does not in and of itself mean that any Principal has failed to take actions in a manner consistent with the Budget or the Business Plan.

(g) The authority of the Board in Sections 4.1(c) and (h) is subject to the following rights of the Principals:

(i) for so long as the Qualified Percentage Share is at least 21%, the Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, without the approval of the Principal Base (whether at a duly called meeting of the Board or by written consent, which consent in the case of Section 4.1(g)(i))(C)(III) shall not be unreasonably withheld, conditioned or delayed):

(A) approve or change a Budget or Business Plan (including any change to the form thereof, but not including, for the avoidance of doubt, any variances in expenditures from an applicable Budget to the extent permitted in accordance with the terms of Exhibit C-1(i)) (it being understood and agreed that nothing in this Section 4.1(g)(i)(A) shall limit the rights of any Qualified Party under Section 3.6 (Additional Information; Access));

(B) file for Bankruptcy, liquidate, dissolve, or otherwise wind-up operations;

(C) (I) other than with respect to Specified Third Party Claims, initiate, defend or settle any actual or threatened litigation, arbitration, audit, mediation or regulatory, administrative or governmental investigation, inquiry or proceeding (x) that is, except in the case of tax matters that are subject to clause (z), reasonably likely to result in a payment by the Company or any of its Subsidiaries in excess of $600,000, (y) that would reasonably be expected to impose material restrictions or requirements with regards to the ability of the Company and its Subsidiaries (taken as a whole) to conduct their business and operations in a manner consistent with past practice, (z) subject to the second sentence of Section 3.1, with respect to any Tax matter of the Company or its Subsidiaries that is reasonably likely to result in a payment by the Company or any of its Subsidiaries in excess of $600,000 or an adjustment to income or deductions of the Company or any of its Subsidiaries in excess of $1,200,000, (II) other than with respect to Specified Third Party Claims, admit to any allegations against the Company or any of its Subsidiaries of fraud or criminal activity in any governmental investigation, inquiry or proceeding, or (III) the settlement or compromise of any Specified Third Party Claim, if the settlement or compromise amount of such Specified Third Party Claim is (or is reasonably likely to be), (x) in the case of any Specified Third Party Claim arising out of, relating to, resulting from, in connection with or otherwise in respect of any inaccuracy or breach of any representation or warranty that is subject to the Business Cap (as defined in the Transaction Agreement) pursuant to Section 12.03(a) of the Transaction Agreement, less than 162.5% of the Business Cap then remaining (taking into account previously paid indemnification claims and the reasonably likely damages of pending indemnification claims, in each case, subject to the Business Cap), or (y) in the case of any other Specified Third Party Claim, less than 162.5% of the Cap (as defined in the Transaction Agreement) then remaining (taking into account previously paid indemnification claims and the reasonably likely damages of pending indemnification claims);

(D) adopt or amend an Equity Incentive Plan or employee benefit plans (excluding salary, wage, bonus or similar compensation arrangements) or make any grants under an Equity Incentive Plan or employee benefit plans (excluding salary, wage, bonus or similar compensation arrangements);

(E) determine the Fair Market Value of any distributions in kind pursuant to Section 2.1(d) or the determination of whether to make an adjustment to capital accounts pursuant to Section 1.3 and the Agreed Value for the purposes of such an adjustment; or

(F) make any material election (including an election pursuant to Section 6226(a) of the Code and, in the case of a contribution or revaluation event subsequent to the Transactions, the selection of a Section 704(c) methodology (but only to the extent that such methodology would not adversely affect the impact of the use of the remedial method with respect to the Transactions for MSG)) with respect to Taxes not specifically provided for in this Agreement that would in each instance adversely affect the Principals disproportionately relative to MSG (assuming for this purpose that the only items of income, gain, loss or deduction of the Members are those attributable to the Company and ignoring differences in effective tax rates applicable to each Member and provided, for the avoidance of doubt, in the case of an election pursuant to 6226(a) of the Code, the mere fact that the effect of the election may be to cause a Member or former Member to be directly liable for a tax that would otherwise have been borne by the Company (which may not have the ability to recover such tax from such Member) shall not be considered a disproportionate adverse effect);

(ii) until the first to occur of the sixth anniversary of the date of this Agreement and the date that the Qualified Percentage Share is less than 14%, the Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, without the approval of the Principal Base (whether at a duly called meeting of the Board or by written consent):

(A) approve or change a Budget or Business Plan (including any change to the form thereof) (it is understood and agreed and that nothing in this Section 4.1(g)(ii)(A) shall limit the rights of any Qualified Party under Section 3.6 (Additional Information; Access)) with respect to any annual period that results in an upward or downward variance of capital expenditures and other expenses by more than 25% in the aggregate from the Budget or Business Plan most recently approved by the Principal Base;

(B) enter into, renew, modify or terminate, or waive any material rights under, a Material Contract inconsistent with the Budget or Business Plan that is in effect at the time of such entry, renewal, modification, termination or waiver;

(C) approve a merger or consolidation with or into another Person (except for the merger or consolidation of a direct or indirect wholly-owned Subsidiary of the Company into the Company or another wholly-owned Subsidiary of the Company) or sell or otherwise dispose of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole;

(D) open, remodel, move, close or sell a venue; provided, however, that the approval of the Principal Base shall only apply to the sale or closure of a venue if the venue had positive EBITDA during the Company Fiscal Year immediately preceding the date such sale or closure is to be approved or, even if EBITDA during such Company Fiscal Year was not positive, if the loss was within 20% of the budgeted loss for such venue in the Business Plan in effect on the date of such sale or closure, where the first 12 months of operating losses of a new venue are not included for purposes of determining EBITDA;

(E) issue any equity interests or securities exercisable or exchangeable for, or convertible into, equity interests, including in connection with an IPO, other than the issuance of equity grants permitted by an Equity Incentive Plan;

(F) except for investments, dispositions or acquisitions contemplated by a Budget or Business Plan in effect at the time such investment, disposition or acquisition is made, (1) invest in any third party, make a loan to any third party, or dispose of assets to any third party, in each instance with a value in excess of $2,000,000, or (2) acquire assets with a value in excess of $2,000,000 from any third party;

(G) incur any Debt or prepay any Debt in advance of the scheduled maturity thereof (unless otherwise required in accordance with the terms of such Debt);

(H) except as contemplated by Section 4.8 (Management Fee, Etc.), enter into, modify or terminate, or waive any rights under, any Contract with MSG or any of its Affiliates;

(I) sell, transfer, license or exploit, or permit the incurrence of any Lien on, any of the brands of the Company or any of its Subsidiaries;

(J) enter into new material lines of business or any new line of business that is reasonably expected to become material;

(K) determine not to make any required cash distribution referred to in Section 2.1(b) or (c); provided, however, that such right of the Principal Base shall not affect the right of the Board to determine reserves as set forth in the definition of Available Cash;

(L) cause any Officer to report to anyone other than (1) one or more of the Qualified Principals or (2) an Officer reporting to one or more of the Qualified Principals;

(M) determine the compensation of any Officer appointed by the Board pursuant to Section 4.1(h)(iii) unless the compensation thereof is expressly set forth in the Budget and Business Plan in effect at the time;

(N) exercise, or permit MSG to exercise, an Employee Rollover Holdco Member Post-Year 5 Call with respect to an Employee Rollover Holdco Member who is employed by the Company or any of its Subsidiaries; provided, however, that the right of the Principal Base to approve such exercise shall not apply if such exercise is made in connection with the exercise by MSG of a Call to acquire Interests of one or more Principals and, following the acquisition by MSG of such Interests from such Principals, the Qualified Percentage Share would be less than 14%; or

(O) cause any Principal’s principal place of employment to be at a location that is different from his principal place of employment as of the date of this Agreement;

provided, however, that (1) solely to the extent necessary to satisfy the rights and obligations of the parties hereunder in connection with a Cash Flow Deficiency in accordance with the procedures set forth in Section 4.2, the Principal Base shall not have the right to approve any matter referred to in clauses (B), (E), (G) or (H) of this Section 4.1(g)(ii), (2) solely to the extent necessary to satisfy the rights and obligations of the parties hereunder in connection with the exercise, implementation or satisfaction of Liquidity Rights in accordance with the procedures set forth in Article VI, the Principal Base shall not have the right to approve any matter referred to in clauses (B), (E), (G) or (H) of this Section 4.1(g)(ii), and (3) solely to the extent necessary to prevent or cure (as applicable) a Credit Agreement Default in accordance with the procedures (with respect to a Credit Agreement Default) set forth in Section 4.2, the Principal Base shall not have the right to approve any matter referred to in clauses (B), (E), (G) or (H) of this Section 4.1(g)(ii); and

(iii) the Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, without the unanimous approval of the Principals who own Rollover Holdco Interests and/or are Members at such time (whether at a duly called meeting of the Board or by written consent):

(A) by merger, consolidation or otherwise, amend the Organizational Documents of the Company or its Subsidiaries in a manner that adversely affects the Principals disproportionately relative to other Members;

(B) except as contemplated by Section 4.8 (Management Fee, Etc.), enter into, modify or terminate, or waive any rights under, any Contract with MSG or any of its Affiliates on the date such Contract is entered into that is not on arms’ length terms; provided, however, that in the event such a Contract or series of related Contracts provides for the payment to or by the Company or any of its Subsidiaries of an amount in excess of $500,000, then such approval shall be required unless the Company shall, at the same time as or before such Contract or series of related Contracts are entered into by the Company or any of its Subsidiaries, receive a certificate, executed on behalf of MSG by an executive officer of MSG, to the effect that such Contract or Contracts (as applicable) are on arms’ length terms;

(C) (1) authorize, adopt or approve (or authorize, adopt or approve any amendments to, or waivers of) any Equity Incentive Plan, “benefit plan” (within the meaning of Section 3.3 of the Employee Retirement Income Security Act of 1974, as amended), or self-insured health or welfare plan, or (2) except for redemptions of Units contemplated by Article VI or Units granted under an Equity Incentive Plan, redeem (x) any Preferred Units except for redemptions of all Members in proportion to the number of Preferred Units owned by each Member, and (y) any Units or other Interests (other than Preferred Units) except for redemptions of all Members in proportion to the number of Units (other than Preferred Units) owned by each Member; or

(D) make distributions to Members that are not in accordance with Section 2.1;

provided, however, that (1) solely to the extent necessary to satisfy the rights and obligations of the parties hereunder in connection with a Cash Flow Deficiency in accordance with the procedures set forth in Section 4.2, the Principals shall not have the right to approve any matter referred to in clauses (A), (B) or (C) (other than changes to the bonus and incentive arrangements set forth on Exhibit E) of this Section 4.1(g)(iii), (2) solely to the extent necessary to satisfy the rights and obligations of the parties hereunder in connection with the exercise, implementation or satisfaction of Liquidity Rights in accordance with the procedures set forth in Article VI, the Principals shall not have the right to approve any matter referred to clauses (A), (B) or (C) (other than changes to the bonus and incentive arrangements set forth on Exhibit E) of this Section 4.1(g)(iii), and (3) solely to the extent necessary to prevent or cure (as applicable) a Credit Agreement Default in accordance with the procedures (with respect to a Credit Agreement Default) set forth in Section 4.2, the Principals shall not have the right to approve any matter referred to in clauses (A), (B) or (C) (other than changes to the bonus and incentive arrangements set forth on Exhibit E) of this Section 4.1(g)(iii).

(h) Without limitation of Section 4.1(c), notwithstanding anything in this Agreement to the contrary, but subject to the Principal Veto Rights, the Company shall not, and shall not cause, suffer or permit any of its Subsidiaries to, without the prior written approval of the Board or MSG:

(i) take any action that requires the approval of any of the Principals pursuant to any of the Principal Veto Rights (or that would have required such approval if the Qualified Percentage Share was 21% on the date of such approval);

(ii) enter into, modify or terminate, or waive any rights under, (A) Contracts for the lease, sublease or license or real property by or to the Company or any of its Subsidiaries, or (B) Contracts (1) containing non-competition or other limitations restricting the Company or any of its Subsidiaries from conducting any business, or that limits the freedom of the Company or any of its Subsidiaries to compete at any time and in any manner in any line of business, or with any Person, in any area in the world, (2) containing non-solicitation limitations outside of those agreed to by the Company or its Subsidiaries in the ordinary course of business or that would purport to restrain MSG or any of its other Affiliates (it is understood and agreed that in the event the Company or any of its Subsidiaries would be in breach of a Contract containing any such limitations as a result of any action or inaction by MSG or any of its Affiliates (other than the Company and its Subsidiaries) will be deemed to “restrain” MSG or its other Affiliates for purposes of this clause (2)), (3) that grant to the other party or any third party “most favored nation” status or any exclusive right or rights (including any “requirements” or exclusive purchasing Contract) (x) outside of those undertaken by the Company or any of its Subsidiaries in the ordinary course of business, (y) that would purport to apply MSG or any of its Affiliates (other than the Company and its Subsidiaries) (it is understood and agreed that in the event the Company or any of its Subsidiaries would be in breach of a Contract referred to in this clause (3) as a result of any action or inaction by MSG or any of its Affiliates (other than the Company and its Subsidiaries), such Contract will be deemed to apply to MSG or such Affiliate, as applicable, for purposes of this clause (y)), or (z) having a term longer than two (2) years, in the case of this clause (z), other than Terminable Obligations, or (4) that may be breached or terminated by, or that require any consent or provide for the acceleration of rights as a result of any change in the management or ownership of the Company or any of its Subsidiaries (including any “key man” provision) or a change in the ownership of Interests by, or change of control of, any of the Members;

(iii) hire (but not terminate) any Chief Executive Officer, President (or replacement of a Principal), Chief Operating Officer, Chief Financial Officer, General Counsel or other employee in a substantially equivalent executive position;

(iv) remove or appoint an independent auditor after good faith consultation with the Qualified Principals;

(v) enter into, modify or terminate, or waive any rights under any Contract with any Principal or any Affiliate of a Principal; or

(vi) take any action that is inconsistent with the Budget (after taking into account the permitted variance terms in Exhibit C-1(i)) and Business Plan in effect at the time such action is taken or that imposes on the Company or any of its Subsidiaries any obligations that extend beyond such Business Plan (other than Terminable Obligations).

(i) Notwithstanding anything in this Agreement to the contrary: (i) MSG and the Qualified Principals shall each have the independent right to terminate any Chief Executive Officer (or replacement of a Principal), President, Chief Operating Officer, Chief Financial Officer, General Counsel or other employee in a substantially equivalent executive position; and (ii) MSG shall have the right to terminate any Principal’s employment with the Company at any time and for any reason (or no reason), subject to the rights of such Principal in Article VI, and any rights, terms or procedures set forth in such Principal’s then applicable employment agreement with the Company. Any such termination of a Principal’s employment with the Company by MSG shall simultaneously relieve such Principal from his right to serve as a Director.

(j) For the first five Company Fiscal Years (commencing with the fiscal year beginning December 26, 2016), the Principals, the Employee Rollover Holdco Members and certain other members of the Company’s management shall have the right to participate in the bonus and incentive arrangements set forth on Exhibit E on the terms and subject to the conditions set forth therein. Such arrangements shall for all purposes of this Section 4.1 be deemed to have been approved by the Board and the Principal Base.

Section 4.2 Cash Flow Deficiency.

(a) Notwithstanding anything in this Agreement to the contrary, in the event that the Board determines there is a Cash Flow Deficiency or Credit Agreement Default, MSG may deliver a written notice to the Qualified Principals providing reasonable support for such determination. Upon delivery of such written notice, the Company, MSG and the Qualified Principals shall cooperate in good faith and use commercially reasonable efforts to resolve such Cash Flow Deficiency or Credit Agreement Default, as applicable, during the 60-day period (the “Resolution Period”), following the delivery of such written notice, including by seeking Commercially Reasonable Debt (including amendments to existing indebtedness as set forth in such definition) or other reasonably available financing arrangements and/or extensions, amendments or modifications to the future cash or Debt obligations of the Company and its Subsidiaries (including to any Company Loan Agreements); provided, however, that such commercially reasonable efforts shall not require MSG or any of the Qualified Principals to make any investment or to pay any fees or make any other payments to any Person or forego or delay any compensation or other consideration otherwise payable thereto by the Company or any of its Subsidiaries (except as set forth in the employment agreements for such Qualified Principals as it relates to a Credit Agreement Default). At the end of such Resolution Period, if the Board determines, having taken into account reasonably available extensions, amendments or modifications to the future cash or Debt obligations of the Company and its Subsidiaries (including to any Company Loan Agreements) that have been arranged during such period, that a Cash Flow Deficiency or Credit Agreement Default, as applicable, still exists, the Board may at any time after such Resolution Period (but subject to clause (b) of this Section 4.2 and without limiting the obligations of the parties set forth in the preceding sentence during such Resolution Period) then cause the Company to, subject to Section 1.4, if applicable upon or after the expiration of such Resolution Period: (i) incur Commercially Reasonable Debt; or (ii) if Commercially Reasonable Debt is unavailable, or in the case of a Credit Agreement Default, issue to MSG or a third party Preemptive Securities, in each case in an amount not to exceed that reasonably necessary to (x) in the case of a Cash Flow Deficiency, satisfy the cash or Debt obligations of the Company and its Subsidiaries in the ordinary course of business as they become due over the subsequent 12 months (taking into account the Company’s customary practice with respect to payment) or (y) in the case of a Credit Agreement Default pursuant to clause (ii) of the definition of such term, cure (or in the case of a Credit Agreement Default pursuant to clause (i) of the definition of such term, prevent) such Credit Agreement Default. For the avoidance of doubt, this Section 4.2 shall apply if there is a Credit Agreement Default and/or a Cash Flow Deficiency, without requiring the occurrence of both a Credit Agreement Default and a Cash Flow Deficiency.

(b) If any financing pursuant to clause (a) of this Section 4.2 is with MSG or its Affiliates, such financing may be consummated in the time frame determined by MSG (but no later than 90 days after the last day of the Resolution Period to which the Cash Flow Deficiency or Credit Agreement Default, as applicable, relates) but if MSG does not receive a fairness opinion from a nationally-recognized investment banking firm to the effect that such financing is fair, from a financial point of view, to the Company, and a majority of the Qualified Principals object, within 30 days after their receipt of written notice setting forth the material terms of such financing, that such financing is not fair to the Company, from a financial point of view, then such terms will be submitted to a mutually agreed-upon nationally recognized investment bank or, if no investment bank can be mutually agreed upon by both MSG and the Qualified Principals within 30 days after the date of such objection by the Qualified Principals, then either of them may request the American Arbitration Association (the “AAA”) to select such investment bank from a list of four nationally recognized investment banks (two identified by MSG and two by the Qualified Principals) submitted to the AAA and (i) if such financing is determined by such investment bank not to be fair, from a financial point of view, to the Company, then MSG will cause the terms of such financing to be adjusted to the extent necessary so that such investment bank determines that the adjusted terms are fair, from a financial point of view, to the Company, and MSG will pay the fees of such investment bank, or (ii) if such financing is determined by such investment bank to be fair, from a financial point of view, to the Company, then the Qualified Principals will pay the fees of such investment bank.

(c) Notwithstanding the foregoing in this Section 4.2, (x) in the event there is a Credit Agreement Default pursuant to clause (i) of the definition of such term, the time periods referred to in this Section 4.2 shall be reduced to the minimum extent necessary so that such Credit Agreement Default shall not occur and such periods shall in any event expire at least five business days prior to the actual occurrence of a Credit Agreement Default pursuant to clause (ii) of the definition of such term; provided, however, that subject to the foregoing, MSG shall use commercially reasonable efforts to comply with the terms of this Section 4.2 under a revised timeline reasonably necessary (determined in good faith by the Board) to allow the parties a reasonable opportunity to prevent such potential Credit Agreement Default and to allow the Qualified Principals a reasonable amount of time to object to any financing with MSG or any of its Affiliates prior to such potential Credit Agreement Default and to explore reasonable alternatives thereto, and (y) in the event the applicable Credit Agreement Default has already occurred (and has not been cured) pursuant to clause (ii) of the definition of such term, the time periods referred to in this Section 4.2 shall not in any way delay the Board’s actions to cure such Credit Agreement Default in accordance with the other terms of Section 4.2(a) (but for the avoidance of doubt such actions shall be subject to review after such implementation in accordance with Section 4.2(b)).

Section 4.3 Limitation of Liability. Notwithstanding anything in this Agreement to the contrary, but without limiting the obligations of any Person under (or the liability of any Person for any breach of) Sections 4.6 or 4.7 or any provision of the Rollover Holdco LLCA, (a) no Member or Rollover Holdco Member will be liable to the Company, Rollover Holdco or any other Member or Rollover Holdco Member for any Losses suffered or incurred by any Person on account, or by reason, of any claim based on or arising from any act taken or omitted to be taken by such Member or Rollover Holdco Member in his, her or its capacity as such, and no Member or Rollover Holdco Member in his, her or its capacity as such will owe any fiduciary duties to the Company, Rollover Holdco, any other Member or Rollover Holdco Member (as applicable) or any other Person, (b) no Director will be liable to the Company, any Member or Rollover Holdco Member for any Losses suffered or incurred by any Person on account, or by reason, of any claim based on or arising from any act taken or omitted to be taken by such Director in his or her capacity as such or in his or her capacity as a member of the board of directors (or similar governing body with a different name) of any Subsidiary of the Company, and no Director in his or her capacity as such will owe any fiduciary duties to the Company, any Member, any Rollover Holdco Member or any other Person, and (c) each Officer (in his or her capacity as such) shall owe the same duty of loyalty and good faith to the Company as an officer of a Delaware corporation under the General Corporation Law of the State of Delaware (the “DGCL”) (it being understood that such duties shall not limit any Principal’s right to (i) take the actions permitted by clauses (i) and (ii) of Exhibit H, or (ii) exercise any Principal Veto Rights pursuant to Section 4.1(g)) and, except for such duties, shall not in his or her capacity as such owe any other fiduciary duties to the Company, Rollover Holdco, any Member, any Rollover Holdco Member or any other Person. Without limiting the obligations of the Members, Rollover Holdco Members, Directors, Principals or Officers to the Company or the other parties hereto under this Section 4.3 or the other provisions of this Agreement, (x) the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and none of the Members, Rollover Holdco Members, Directors, Principals or Officers shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Rollover Holdco Member, Director, Principal or Officer, and (y) the failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under the Act or this Agreement shall not be grounds for imposing personal liability on any Member, Rollover Holdco Member, Director, Principal or Officer for debts, obligations or liabilities of the Company. Except with respect to the obligations of any Person under (or the liability of any Person for any breach of) Sections 4.6 or 4.7 or the Rollover Holdco LLCA, (x) there shall be, and each Member, Rollover Holdco Member, Director, Principal and Officer shall be entitled to, a presumption that such Person acted in good faith in any action taken in his, her or its capacity as a Member, Rollover Holdco Member, Director, Principal or Officer, and (y) each Member, Rollover Holdco Member, Director, Principal and Officer in any action taken in his, her or its capacity as a Member, Rollover Holdco Member, Director, Principal or Officer shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters such Member, Rollover Holdco Member, Director, Principal and Officer reasonably believes are within such Person’s professional or expert competence.

Section 4.4 Indemnification.

(a) To the fullest extent permitted by law, the Company shall indemnify the Members, the Rollover Holdco Members, Directors and Officers and their respective officers, directors and employees (collectively, “Indemnified Persons”) and hold them harmless from and against any losses, costs, liabilities, damages, and expenses (including costs of suit and reasonable attorney’s fees, but excluding any expenses incurred in providing the Benefits for which MSG receives the Minimum Commitment) (collectively, “Losses”) such Indemnified Person may incur (or have incurred on or before the date hereof to the extent such indemnification is permitted pursuant to Section 7.06 of the Transaction Agreement) relating to or arising out of such Indemnified Person’s acts or omissions in such Indemnified Person’s capacity acting on behalf of the Company or any of its Subsidiaries in a manner reasonably believed to be within the scope of such Indemnified Person’s authority or in performing such Indemnified Person’s obligations on behalf of the Company or any of its Subsidiaries (or otherwise by reason of the fact that such Indemnified Person is or was a Principal, Officer, Director, Member or Rollover Holdco Member), specifically including the Indemnified Person’s sole, partial, or concurrent negligence or other fault, or by reason of any action or inaction of any employee, broker or other agent of such Indemnified Person, and on request by the Indemnified Person, the Company shall advance expenses associated with defense of any related action; provided, however, that (i) such Indemnified Person shall repay any such expense advancement if it is determined by a court of competent jurisdiction in a final, non-appealable judgment that such Indemnified Person was not entitled to indemnification hereunder with respect to such matter; (ii) no Indemnified Person shall be indemnified and held harmless (1) in connection with any dispute under this Agreement, (2) under any other Contract between such Indemnified Person and the Company or any of its Subsidiaries, (3) in the case of fraud, willful misconduct, or gross negligence by such Indemnified Person, or (4) in the case of any Officer, for any action or omission that a court of competent jurisdiction has determined in a final, non-appealable judgment constitutes a breach of his or her duties under clause (c) of Section 4.3 such that the indemnification of such Officer would not be permitted under the DGCL if such Officer was an officer of a Delaware corporation; (iii) the Company shall not be required to make any payment pursuant to this Section 4.4(a) to the extent that the Indemnified Person that otherwise would be paid by the Company has received proceeds from insurance obtained by the Company to cover the loss, cost or expense in question; and (iv) no payment shall be made to a Member or Rollover Holdco Member pursuant to this Section 4.4(a) that Section 4.8(b) requires such Person (other than the Company) to pay. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that such Loss resulted from the fraudulent, willful misconduct or gross negligence of such Indemnified Person. The indemnification provided by this Section 4.4(a) shall not be deemed to be exclusive of any other rights to which each Indemnified Person may be entitled under any agreement, or as a matter of law, or otherwise, both as to any action in such Indemnified Person’s official capacity and to any action in another capacity, and shall continue as to such Indemnified Person who has ceased to have an official capacity for acts or omissions, during such official capacity or otherwise, and shall inure to the benefit of the heirs, successors and administrators of such Indemnified Person.

(b) The Company hereby acknowledges that one or more of the Directors may have certain rights to indemnification, advancement of expenses and/or insurance provided by the Members who designated such Directors and/or certain of their respective Affiliates (“Member Indemnitors”). The Company hereby agrees that (i) it is the indemnitor of first resort (i.e., its obligations to any such Director are primary and any obligation of the Member Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Director are secondary), (ii) it shall be required to advance the full amount of expenses incurred by such Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Director to the extent legally permitted and as required by this Agreement (or any agreement between the Company and such Director), without regard to any rights such Director may have against the Member Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Member Indemnitors from any and all claims against the Member Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Member Indemnitors on behalf of any such Director with respect to any claim for which such Director has sought indemnification from the Company shall affect the foregoing and the Member Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Director against the Company.

Section 4.5 D&O Insurance. In addition to any D&O insurance policy purchased pursuant to Section 7.06 of the Transaction Agreement, the Company shall purchase and maintain insurance, or be covered under insurance policies of MSG or its Affiliates (in which case there will be a reasonable allocation of costs to the Company for such coverage), on behalf of any Person who is or was a Member, Rollover Holdco Member, Director, Officer, manager, employee or agent of the Company, or is or was serving at the request of the Company as a director or similar director, trustee, officer, manager, employee or agent of any other Person, against any liability asserted against such Person and incurred by such Person in any such capacity or arising out of the Person’s status as such whether or not the Company would have the power to indemnify the Person against such liability under Section 4.4.

Section 4.6 Other Activities.

(a) Restrictions on Principals. The Principals shall be subject to certain competition restrictions as set forth on Exhibit H. Each Principal acknowledges and agrees that the content and scope (including the worldwide scope) of the competition restrictions set forth on Exhibit H are reasonable, and that compliance with such covenants is necessary to protect the business and goodwill of the Company and its Subsidiaries and Affiliates and are an integral factor in MSG’s determination to make the investment contemplated by the Transaction Agreement.

(b) Restrictions on Certain Employee Rollover Holdco Members. By entering into this Agreement and an employment agreement with the Company or one of its Subsidiaries, the Company and certain Employee Rollover Holdco Members acknowledge and agree that (i) such Employee Rollover Holdco Member shall be subject to certain competition restrictions as set forth in such Employee Rollover Holdco Member’s individual employment agreement and (ii) notwithstanding Section 8.9 of this Agreement, such employment agreement is governed by and construed in accordance with the laws of the State of New York and any disputes arising pursuant to the terms of such agreement or in respect thereof shall be resolved in accordance with the dispute resolution requirements set forth in such agreement.

(c) No Other Restrictions. Except to the extent otherwise provided in Section 4.3 or 4.6(a) or in a written agreement between any Person and the Company or any Member or Director (including, without limitation, as provided in the Transaction Agreement or any employment agreement), (i) any Member or Director may (whether or not any of the following has, or is reasonably likely to have, a detrimental effect on the Company or any of its Subsidiaries), directly or indirectly (A) engage or participate in, or render services to (whether as owner, operator, member, shareholder, trustee, director, manager, consultant, strategic partner, employee or otherwise) (including through and by any means of an equity or profits interest in any other Person), other businesses or ventures of any nature or description without regard to whether such businesses or ventures are or may be deemed to be competitive with, or similar to the business conducted by, the Company or any of its Subsidiaries, or (B) do business with any client or customer of the Company or any of its Subsidiaries, and (ii) no Member or Director shall be obligated to present or offer to the Company or any of its Subsidiaries or any other Member any particular investment or business opportunity, regardless of whether the Company or any of its Subsidiaries or any other Member could take advantage of such opportunity if it were to be presented to the Company or such Subsidiary or such Member, but may avail himself, herself or itself of any such opportunity for his, her or its own behalf. For the avoidance of doubt, it is understood that The Madison Square Garden Company and its Affiliates are not subject to any non-competition or other restrictive covenant except for (x) the obligations of confidentiality set forth in Section 4.7 and (y) the obligation of The Madison Square Garden Company to cause its Affiliate to comply with certain restrictive covenants pursuant to Section 9.11 of the Transaction Agreement.

Section 4.7 Confidentiality.

(a) Each Member and Rollover Holdco Member shall, and shall cause his, her or its Affiliates and representatives to, keep confidential and not disclose, other than in connection with Company’s and its Subsidiaries’ business, to any other Person (other than his, her or its Affiliates and Subsidiaries and its and their respective directors, officers, employees and other representatives so long as such Member or Rollover Holdco Member, as applicable, is responsible for any disclosure by such Affiliate, Subsidiary, director, officer, employee or other representative of information in breach of this Section 4.7) any information, technology, know-how, trade secrets, product formulas, industrial designs, franchises, inventions or other industrial and intellectual property in the possession or control of such Member or Rollover Holdco Member, as applicable, or his, her or its Affiliates or representatives regarding the Company or any of its Subsidiaries or their respective businesses (“Confidential Information”) (unless and to the extent disclosure is required by applicable law, rule or regulation, including the rules of any applicable securities exchange). The obligations of the Members and Rollover Holdco Members under this Section 4.7(a) shall not apply to information that (i) is obtained from public information, (ii) is received after the date of this Agreement from a third party not, to the knowledge of such Member or Rollover Holdco Member, as applicable, subject to any obligation of confidentiality with respect to such information, (iii) is or becomes known to the public, other than through a breach of this Agreement, or (iv) is disclosed in connection with any action, suit or other proceeding in connection with the rights or obligations of such Member or Rollover Holdco Member under this Agreement, any other Transaction Document or any other action, suit or other proceeding involving the Company or any of its Subsidiaries. Access by Rollover Holdco and each Rollover Holdco Member and his, her or its Affiliates or representatives to Confidential Information or confidential information about MSG and its other Affiliates (including, The Madison Square Garden Company) may provide them with material information concerning MSG and its Affiliates that has not been publicly disclosed. Accordingly, Rollover Holdco and each Rollover Holdco Member and his, her or its Affiliates and representatives may be subject to applicable securities laws that may restrict their ability to disclose such information to others or to purchase or sell securities. Nothing in this Section 4.7(a) shall limit the obligations of any Member or Rollover Holdco Member under any other agreement to which such Member or Rollover Holdco Member is a party or by which such Member or Rollover Holdco Member is bound or otherwise subject.

(b) Notwithstanding anything in this Agreement to the contrary: (i) the Company will not, and will not cause, suffer or permit any of its Subsidiaries to, issue any press release or similar communication that might reasonably constitute material non-public information without the prior written consent (which may be by e-mail) of MSG, and (ii) for so long as MSG is, or is controlled by a company that is, subject to Section 13 or 15(d) of the Exchange Act, MSG may make any public disclosures about the Company or any of its Subsidiaries that are reasonably necessary or appropriate for a public company to make; provided, however, that, to the extent practicable, MSG will consult with the Qualified Principals in connection with any such public disclosure.

Section 4.8 Management Fee, Etc.

(a) For so long as MSG owns any Interests, (i) the Company shall, or shall cause its Subsidiaries to, pay MSG an annual management fee (as increased pursuant to Section 4.8(b), the “Management Fee”) of $5,000,000 per Company Fiscal Year prorated for partial periods, and (ii) subject to the proviso in Section 4.8(c), the Company and its Subsidiaries shall purchase from The Madison Square Garden Company or any of its Subsidiaries marketing and/or sponsorship benefits (“Benefits” ) for no less than $1,000,000 per Company Fiscal Year (as increased pursuant to Section 4.8(b), the “Minimum Commitment”; the Management Fee and the Minimum Commitment are referred to as the “MSG Payments”); provided, however, that, (x) at the election of the Principal Base with respect to any Company Fiscal Year ending prior to the fifth anniversary of the date of this Agreement, the Minimum Commitment per Company Fiscal Year may be reduced for such Company Fiscal Year by any amount (but may not be reduced to less than $0), and (y) to the extent of any such reduction in the Minimum Commitment, the amount of the Management Fee for such Company Fiscal Year will be correspondingly increased on a dollar for dollar basis. The Benefits to be purchased by the Company and its Subsidiaries shall be as determined by the Qualified Principals (subject to the Minimum Commitment) and shall be made available to the Company and its Subsidiaries on fair market terms (taking into account all relevant and available volume pricing terms, standard discounts and rebates and similar terms). The MSG Payments shall be treated as guaranteed payments under Section 707(c) of the Code.

(b) The amount of the Management Fee and the amount of the Minimum Commitment will be automatically increased by 5% on the first day of each Company Fiscal Year, with the first such increase on January 1, 2018. The Management Fee will serve as the sole compensation to MSG and its Affiliates for general strategic services provided to the Company and its Subsidiaries by MSG and its Affiliates for advisory support services such as ticketing, marketing and sponsorship (sponsorship sales to be commissioned) and introductions to the MSG family of companies and relationships and will not, for the avoidance of doubt, entail the undertaking by MSG of any day-to-day management or operational duties of or on behalf of the Company or any of its Subsidiaries.

(c) The Company shall, or shall cause its Subsidiaries to, pay the Management Fee in equal quarterly installments in arrears at least 30 days prior to the start of each fiscal quarter. Promptly after the end of each fiscal quarter, MSG shall send the Company an invoice for any Benefits provided to the Company and its Subsidiaries for such quarter; provided, however, that in the event the Minimum Commitment exceeds the amount of Benefits purchased by the Company and its Subsidiaries for an entire Company Fiscal Year, the invoice sent by MSG after the fourth fiscal quarter shall also include the amount of such excess (and the Company shall receive a credit in the amount of such excess (such credit shall not exceed $750,000 for the Company Fiscal Year ending on December 31, 2017 or $500,000 for any 12-month period ending on the last day of any subsequent Company Fiscal Year) to be applied to the purchase of Benefits in the following Company Fiscal Year, and such credit shall, to the extent unused in such following Company Fiscal Year, be unavailable for use thereafter). The Company will pay the amount set forth in such invoice promptly (but in any event within ten business days after receipt thereof). In the event the Company is not permitted to pay some or all of the Management Fee pursuant to any Company Loan Agreement, MSG Promissory Note, TAO Promissory Note or B Rated Note, then the portion of the Management Fee that the Company does not pay when due shall bear interest at the rate of 9% per annum, compounded quarterly on the same basis as the Preferred Return, until paid.

(d) Notwithstanding anything in Section 2.1 to the contrary, in the event that, at any time, the Company is not permitted to:

(i) pay a portion of the Management Fee required to be paid under this Section 4.8 pursuant to any Company Loan Agreement, then the Company may not at such time make any distribution pursuant to Section 2.1(c)(i) or 2.1(c)(ii) unless, at the same time such distribution is made, the Company also pays to MSG (in addition to amounts distributable to MSG pursuant to Section 2.1(c)(i) or 2.1(c)(ii), as applicable) in respect of the Management Fee an amount that is equal to the lesser of (A) the portion of the Management Fee that is then due pursuant to this Section 4.8 (together with all interest on such portion, as determined pursuant to Section 4.8(c)), and (B) the same percentage of the amount paid pursuant to Section 2.1(c)(i) or 2.1(c)(ii), as applicable, as the total amount of the Management Fee that is then due pursuant to this Section 4.8 (including all interest on such portion, as determined pursuant to Section 4.8(c)) bears to the total amount that is then to be distributed pursuant to Section 2.1(c)(i) or 2.1(c)(ii), as applicable; or

(ii) make a portion of a distribution required to be made under Section 2.1(c)(i) or 2.1(c)(ii) pursuant to any Company Loan Agreement, then the Company may not at such time make any payment of the Management Fee pursuant to this Section 4.8 unless, at the same time such payment is made, the Company also makes a distribution pursuant to Section 2.1(c)(i) or 2.1(c)(ii), as applicable (including amounts distributable to MSG thereunder) in an amount that is equal (in the aggregate) to the same percentage of the amount of the Management Fee paid pursuant to this Section 4.8 (together with all interest on such portion, as determined pursuant to Section 4.8(c)) as the amount of such distribution pursuant to Section 2.1(c)(i) or 2.1(c)(ii), as applicable, bears to the total amount of the Management Fee that is then due pursuant to this Section 4.8 (including all interest on such portion, as determined pursuant to Section 4.8(c)).

(e) The Company and the Qualified Principals will cooperate and provide reasonable support in analyzing and providing other strategic support for proposed strategic opportunities that may be beneficial to both MSG and the Company (e.g., to enhance a venue of The Madison Square Garden Company or any of its Subsidiaries with a Company-branded opportunity) without additional charge as to such analysis or exploration (but any implementation shall be subject to the following sentence). Any decision to actually move forward with implementing such an opportunity shall be subject to Board Approval and the Principal Veto Rights.

Article V

Meetings and Voting

Section 5.1 Meetings of Members.

(a) A meeting of the Members may be called by the Board or by Members whose Percentage Share is at least 21% (including by Rollover Holdco at the direction of Rollover Holdco Members whose Percentage Share is at least 21%) upon prior written notice and will be held at the office of the Company or at such other place that the Board (or Members calling such meeting) shall designate in the notice of the meeting. A meeting of Members may be called to exercise any authority given to them in this Agreement, subject to the Approval Rights.

(b) The presence, at any meeting of the Members in person or by proxy of the holders of a majority of Class A Common Units, together with Rollover Holdco unless (i) the Rollover Holdco Members that are Qualified Principals are given three business days’ notice of such meeting, and (ii) Rollover Holdco Members who at such time are Qualified Principals having an aggregate Percentage Share equal to at least 50% of the aggregate Percentage Share of all Qualified Principals at such time have not instructed Rollover Holdco to attend such meeting (with Rollover Holdco to so notify MSG at such meeting that such instructions have or have not been received) at the time of such meeting, will constitute a quorum at any meeting of Members.

(c) Whenever under this Agreement the Members are required or permitted to take any action, such action may be taken without a meeting, notice or a vote, if the Qualified Principals are given written notice of such action (e-mail is sufficient) at least three business days prior to the taking thereof and an instrument setting forth the action so taken is signed and dated by each of the Members whose approval is required to take such action and such instrument is delivered to the Company. The Company shall arrange for a copy of any such instrument to be provided to each Qualified Principal promptly thereafter (but the failure to give prompt notice shall not affect the validity of any action set forth in such instrument).

(d) Except to the extent expressly set forth in this Agreement or required by applicable law, the holders of Units will not be entitled to vote on any matter. With respect to any matter as to which the holders of Units are entitled to vote, each such holder shall be entitled to one vote for each Unit held by such Member.

Section 5.2 Meetings of the Board.

(a) The Board shall meet periodically (no less than twice per Company Fiscal Year) and a special meeting of the Board may be called by the Chairman or at least three Directors. All meetings of the Board will be held at the office of the Company or at such other place that the person or persons calling such meeting shall designate in the notice of the meeting. A meeting of the Board may be called to exercise any authority given to the Board in this Agreement or under the Act. The notice for any meeting of the Board shall specify each matter to be brought before the Board at such meeting. Attendance or participation of a Director at a meeting shall constitute a waiver of notice of such meeting, except when such Director attends or participates in the meeting for the express purpose of objecting at the beginning thereof to the transaction of any business because the meeting is not properly called or convened.

(b) The presence of at least 50% of the Qualified Principals as well as a number of Directors designated by MSG that exceeds by one the number of Qualified Principals who are Directors in attendance will constitute a quorum at any meeting of the Board, and the approval of any action at a meeting of the Board shall require the approval of a majority of the Directors in attendance at such meeting (subject to the approval rights of MSG and the Principals with respect to any matter pursuant to Section 4.1(g), (h) and (i), to the extent applicable to such action); provided, however, that the presence of at least 50% of the Qualified Principals shall not be required to constitute a quorum at any meeting of the Board to the extent such meeting considers any matter referred to in Section 4.2 if the Qualified Principals are given written notice (e-mail is sufficient) of such meeting including a description of the action or actions to be taken at least five business days prior to such meeting.

(c) Whenever under this Agreement the Board is required or permitted to take any action, such action may be taken without a meeting, or a vote, if the Qualified Principals are given written notice of such action (e-mail is sufficient) including a description of the action or actions to be taken at least three business days prior to the taking thereof and an instrument setting forth the action so taken is signed and dated by the same number of Directors whose approval would be required to approve such action at a meeting of the Board if all Directors were in attendance at such meeting and such instrument is delivered to the Company. The Company shall arrange for a copy of any such instrument to be provided to each Director promptly thereafter (but the failure to give prompt notice shall not affect the validity of any action set forth in such instrument).

Section 5.3 Participation in Meetings. A Member or a Director may appear and vote at a meeting in person or by proxy (and more than one proxy may be granted to someone attending such meeting; it being understood (for the avoidance of doubt) that a person granted a proxy may vote and the presence of such person will be taken into account for purposes of determining a quorum), and a Member or Director may participate in a meeting by means of a conference telephone or similar communication equipment by means of which all Persons participating in the meeting can hear each other simultaneously and such participation in a meeting will constitute presence in Person at such meeting.

Section 5.4 No Voting Agreements. Except for the grant of a proxy permitted by Section 5.3 for a specific meeting or vote, neither MSG, nor Rollover Holdco, nor any Rollover Holdco Member, nor any Principal (in his capacity as a Director or Member) shall enter into any Contract that requires MSG, Rollover Holdco, such Rollover Holdco Member or such Principal to vote or grant approval of any matter in accordance with the directions of any other Person.

Article VI

Transfers

Section 6.1 No Transfers.

(a) A Member may not Transfer any of such Member’s Interests, except pursuant to Section 6.2. Further, a Rollover Holdco Member may not Transfer any Rollover Holdco Interests pursuant to the Rollover Holdco LLCA or otherwise, except to the extent permitted by Section 6.2. Any Transfer in violation of this Agreement shall be subject to Section 8.3 or Section 8.3 of the Rollover Holdco LLCA, as applicable, and such intended transferee shall not become a Member or a member of Rollover Holdco, as applicable, or obtain any rights under this Agreement or the Rollover Holdco LLCA.

(b) Notwithstanding anything contained in this Agreement to the contrary: (i) no Member may Transfer any Interests if such Transfer would require the filing of a registration statement under the Securities Act by the Company or would otherwise violate any federal or state securities laws or regulations applicable to the Company; (ii) no proposed Transfer by a Member of such Member’s Interest may be made to any Person if: (A) such Transfer would result in the Company being treated as anything other than a partnership for United States federal income tax purposes; (B) such Transfer would cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the regulations promulgated thereunder; or (C) such Transfer would result in the Company being regulated under the Investment Company Act of 1940, as amended; and (iii) if a Rollover Holdco Member (or transferee of a Rollover Holdco Member) Transfers his, her or its Interest or Rollover Holdco Interest and/or directs Rollover Holdco to Transfer Attributable Interests: (A) if there is a pending indemnification claim under Article 12 of the Transaction Agreement, such Transfer by a Rollover Holdco Member other than a Principal shall not be permitted under this Section 6.1(b) unless either (1) the transferor and transferee acknowledge pursuant to an instrument in form and substance reasonably satisfactory to MSG that they are jointly and severally liable for the Indemnification Obligations of such Rollover Holdco Member with respect to such indemnification claim, or (2) the transferor provides MSG with reasonable assurances that such transferor can satisfy the Indemnification Obligations of such Rollover Holdco Member with respect to such indemnification claim in full (it is understood and agreed that such assurances shall be reasonable in the event such Rollover Holdco Member reasonably demonstrates that such Rollover Holdco Member has a net worth (excluding the fair market value of the Interests to be Transferred) no less than the fair market value of the Interests or Rollover Holdco Interests to be Transferred); and (B) pursuant to Section 6.3 (Right of First Offer), Section 6.4 (Tag-Along Rights), Section 6.5 (Drag-Along Rights) Section 6.6 (Put Right) or Section 6.7 (Call Right) and at the time of such Transfer a Parent Indemnitee (as defined in the Transaction Agreement), is entitled to be paid in respect of any Indemnification Obligations pursuant to the final non-appealable order of a court of competent jurisdiction or an agreement between MSG and the Member Representative (as defined in the Transaction Agreement), then such Rollover Holdco Member (or transferee of such Rollover Holdco Member) may not so Transfer all or part of his, her or its Interest or direct Rollover Holdco to Transfer any Attributable Interest unless the proceeds received by such Rollover Holdco Member (or transferee of such Rollover Holdco Member or Rollover Holdco Interest) in such Transfer are used to satisfy such Indemnification Obligations (the Indemnification Obligations of such Rollover Holdco Member that had not been satisfied on or prior to the date of such Transfer are referred to as an “Indemnification Obligations Shortfall”) or such Indemnification Obligation is otherwise satisfied in full (and each Rollover Holdco Member acknowledges that, notwithstanding anything in this Agreement to the contrary, the Principal Veto Rights shall not apply to any Transfer or payment pursuant to this Section 6.1(b)(iii) and to the extent of an Indemnification Obligation Shortfall, any amount otherwise payable to such Rollover Holdco Member pursuant to Section 6.3 (Right of First Offer), Section 6.4 (Tag-Along Rights), Section 6.5 (Drag-Along Rights), Section 6.6 (Put Right) or Section 6.7 (Call Right) shall instead be paid directly to MSG in order to satisfy any such Indemnification Obligations until satisfied in full). If any Transfer permitted hereunder would result in the Company being ineligible to make an “election out” under Section 6221(b) of the Code, the transferor and transferee Members shall reasonably cooperate with the Company to avoid such loss of eligibility, but shall not in any event be prohibited from consummating any such Transfer if otherwise permitted under the other provisions of this Article VI nor be required to materially alter any of the terms of such transfer in a manner that would be adverse to the transferor or transferee Member.

Section 6.2 Certain Transfers. A Member (including Rollover Holdco at the direction of a Rollover Holdco Member) may Transfer such Member’s Interests (and, for the avoidance of doubt, a Rollover Holdco Member’s Rollover Holdco Interests may only be Transferred): (a) in a Permitted Transfer; (b) pursuant to Section 6.3 (Right of First Offer), 6.4 (Tag-Along Rights), 6.5 (Drag-Along Rights), 6.6 (Put Right), or 6.7 (Call Right); or (c) with respect to Rollover Holdco Interests, to Rollover Holdco in full or partial redemption thereof if, concurrently with such Transfer, (i) Rollover Holdco Transfers to MSG the Attributable Interests that correspond to Rollover Holdco Interests of such Rollover Holdco Member in order to satisfy the Indemnification Obligation, or (ii) as contemplated by Section 6.11(b), upon the distribution of Attributable Interests to a Rollover Holdco Member in accordance with a Transfer of such Attributable Interests, or a distribution of the proceeds of any Transfer by Rollover Holdco, in each case as otherwise permitted by this Article VI.

Section 6.3 Right of First Offer.

(a) In the following circumstances, a Member (including Rollover Holdco at the direction of a Rollover Holdco Member) may Transfer his, her or its Interests, and a Rollover Holdco Member may Transfer his, her or its Rollover Holdco Interests, in either case, in compliance with this Section 6.3 and, if applicable, Section 6.11(b):

(i) after the fifth anniversary of the date of this Agreement, a Member or Rollover Holdco Member who is a Principal and any member of his Principal Rollover Holdco Group may Transfer his or its Interests or Rollover Holdco Interests (as applicable) to any Person other than a Prohibited Person after complying with his, her or its obligations pursuant to clauses (b)-(d) of this Section 6.3 (the “ROFO Obligations”); provided, however, that in the event of such a Transfer to MSG as a ROFO Party, such Rollover Holdco Member shall also direct Rollover Holdco to Transfer to MSG the Attributable Interests that correspond to the Rollover Holdco Interests owned by such Rollover Holdco Member;

(ii) after the fifth anniversary of the date of this Agreement for any reason (or no reason) or, if sooner, pursuant to Section 6.5 (Drag-Along Sale) after an MSG Change of Control following which one or more Principals exercise their put rights pursuant to Section 6.6 (Put Right), MSG may Transfer its Interests after complying with its ROFO Obligations and Section 6.4 (Tag-Along Rights); provided, however, that in the event the Qualified Percentage Share is less than 21% at the time of such Transfer, then MSG may Transfer its Interests without complying with clauses (b)-(d) of this Section 6.3 (but, for the avoidance of doubt, must nevertheless comply with Section 6.4 (Tag-Along Rights)); and

(iii) after the fifth anniversary of the date of this Agreement, a Rollover Holdco Member who is not a Principal may Transfer his or her Rollover Holdco Interests to any Person other than a Prohibited Person after receiving the prior written approval of the Board; provided, however, that in the event of such a Transfer to MSG as a ROFO Party, such Rollover Holdco Member shall direct Rollover Holdco to Transfer to MSG the Attributable Interests that correspond to the Rollover Holdco Interests owned by such Rollover Holdco Member;

provided, however, that in connection with any Transfer (or proposed Transfer) by a Principal pursuant to this Section 6.3 that would result in such Principal no longer holding any Rollover Holdco Interests, such Principal shall be required to Transfer all of his, her or its Interests concurrently with such Transfer (and such Interests shall be included in such Principal’s offer of Offered Securities pursuant to this Section 6.3).

(b) In the event that a Member desires to Transfer his, her or its Interests (or a Rollover Holdco Member desires to Transfer the Rollover Holdco Interests owned by such Rollover Holdco Member) pursuant to this Section 6.3, such Member or Rollover Holdco Member (in each case, the “Initiating Party”) shall give the ROFO Party(ies) a written notice setting forth the number and type of Interests or, as applicable, Rollover Holdco Interests offered (the “Offered Securities”), the price and other terms on which the Initiating Party is willing to sell his, her or its Interests (or, in the case of a Rollover Holdco Member, is willing to sell his, her or its Rollover Holdco Interests or (as applicable) direct Rollover Holdco to sell the Attributable Interests that correspond to the Rollover Holdco Interests held by such Rollover Holdco Member) to the ROFO Party(ies) (the “ROFO Notice”).

(c) In the event the ROFO Party(ies) do(es) not accept the offer to purchase all of the Offered Securities on the terms set forth in the ROFO Notice with fully-committed financing (or on other terms that are acceptable to the Initiating Party) within 30 days after the ROFO Notice is given (the “ROFO Period”), then (if the Initiating Party is MSG, subject to Section 6.4 (Tag-Along Rights)), the Initiating Party shall have the right, for a period of 180 days after expiration of the ROFO Period, to sell the Offered Securities (or, in the case of a Rollover Holdco Member, to direct Rollover Holdco to sell the Offered Securities) at a price that is no less than the price set forth in the ROFO Notice and on other terms that are no less favorable to the Initiating Party than those set forth in the ROFO Notice. In the event the Initiating Party shall not sell its Interests (or, if the Initiating Party is a Rollover Holdco Member, in the event the Initiating Party shall not direct Rollover Holdco to sell the Attributable Interests that correspond to the Rollover Holdco Interests held by such Rollover Holdco Member) during the 180-day period after expiration of the ROFO Period, then the Initiating Party may not thereafter sell his, her or its Interests (or, if the Initiating Party is a Rollover Holdco Member, may not thereafter direct Rollover Holdco to sell the Attributable Interests that correspond to the Rollover Holdco Interests held by such Rollover Holdco Member) under this Section 6.3 without giving the ROFO Party(ies) a new ROFO Notice pursuant to Section 6.3(b).

(d) In the event that the ROFO Party(ies) shall accept the offer to purchase all of the Offered Securities pursuant to the ROFO Notice, the Offered Securities shall be sold to the ROFO Party(ies) (and, if there is more than one ROFO Party, each ROFO Party shall have the right to purchase a portion of the Offered Securities equal to his, her or its Relative Percentage Share, in the case of Rollover Holdco, based on the respective Relative Percentage Shares of the applicable Rollover Holdco Members, or such other portion as the ROFO Party(ies) shall otherwise agree) on such terms as promptly as practicable after expiration of the ROFO Period (provided such ROFO Party(ies) shall not be obligated to consummate such transaction prior to the date that is 45 days after the date the ROFO Notice is given); provided, however, that (i) for the avoidance of doubt, it is understood that, (A) if MSG is acquiring any Offered Securities, the Initiating Party shall direct Rollover Holdco to Transfer to MSG the Attributable Interests that correspond to such Offered Securities and MSG shall pursuant to Section 6.11(b) acquire such Attributable Interests, and (B) if any ROFO Party other than MSG is acquiring Offered Securities, such Person shall acquire Rollover Holdco Interests, and (ii) in the event (A) MSG shall offer to purchase any of the Offered Securities that a Principal has offered to sell, or has directed Rollover Holdco to offer to sell, pursuant to Section 6.3(a)(i), as applicable, or (B) the Qualified Principals shall direct Rollover Holdco to offer to purchase any of the Offered Securities offered by MSG pursuant to Section 6.3(a)(ii), each Member who is a Principal (other than (if applicable) the Initiating Party) shall have the right (but not the obligation) to purchase, and each Rollover Holdco Member (other than (if applicable) the Initiating Party) shall have the right (but not the obligation) to direct Rollover Holdco to purchase, in each case, a portion of the Offered Securities equal to such Member or Rollover Holdco Member’s Relative Percentage Share (which shall, if applicable, be effectuated pursuant to Section 6.11(a)).

Section 6.4 Tag-Along Rights.

(a) After the fifth anniversary of the date of this Agreement, MSG may Transfer its Interests in compliance with this Section 6.4 after it satisfies its ROFO Obligations (it is understood that in the event MSG is not required to comply with clauses (b)-(d) of Section 6.3 (Right of First Offer) pursuant to the proviso in clause (ii) of Section 6.3(a), then it is deemed to have satisfied its ROFO Obligations).

(b) MSG may Transfer its Interests pursuant to this Section 6.4 by providing the Rollover Holdco Members with at least 10 days prior written notice of the Transfer, together with a description of the price and other material terms and conditions of the offer to Transfer such Interests (the “Tag-Along Sale Notice”); provided, however, that in the event MSG is required pursuant to Section 6.3(a)(ii) to give the Principals a right of first offer in order to Transfer its Interests pursuant to Section 6.3, then MSG may not Transfer any Interests under this Section 6.4 unless the ROFO Period shall have expired and the ROFO Party(ies) have not exercised their rights to purchase such Offered Securities. Each Member who is a Principal and each Rollover Holdco Member shall have the right, by delivering to the Company and MSG a written notice within such 10-day period, in the case of a Member who is a Principal, to sell Interests, and in the case of a Rollover Holdco Member, to direct Rollover Holdco to sell Attributable Interests pursuant to Section 6.11(b) that correspond with the Rollover Holdco Interests owned by such Rollover Holdco Member, in each case, on the same terms and conditions as the sale by MSG (with (1) the price per Unit to MSG, on the one hand, and a Principal and Rollover Holdco, on the other hand, being determined in accordance with the Distribution Priorities, and (2) the Principals and the Rollover Holdco Members, as applicable, mutatis mutandis making the same representations and warranties, agreeing to the same covenants and agreeing to the same indemnification obligations as MSG) a number of (i) a Principal’s: (A) Class A Common Units equal to the product of: (1) the number of Class A Common Units owned by such Principal, and (2) the quotient obtained by dividing the number of Class A Common Units being sold by MSG and the number of Class A Common Units owned by MSG at such time (and if the transferee of such Class A Common Units is not willing to purchase such number of Class A Common Units from the other Members, the number of Class A Common Units to be sold by MSG shall be reduced proportionately and such Members shall have the right to sell a number of Class A Common Units equal to the product of the amount referred to in clause (1) and the quotient referred to in clause (2)); or (ii) Rollover Holdco’s: (A) in the event of a Transfer by MSG of its Class A Common Units, Attributable Class A Common Units equal to the product of: (1) the number of Attributable Class A Common Units that correspond to the Rollover Holdco Class A Common Units owned by such Rollover Holdco Member; and (2) the quotient obtained by dividing the number of Class A Common Units being sold by MSG and the number of Class A Common Units owned by MSG at such time (and if the transferee of such Class A Common Units is not willing to purchase such number of Attributable Class A Common Units from Rollover Holdco, the number of Class A Common Units to be sold by MSG shall be reduced proportionately such that the Rollover Holdco Members shall have the right to direct Rollover Holdco to sell pursuant to Section 6.11 the number of Attributable Class A Common Units equal to the product of the amounts referred to in clauses (1) and (2)); and (B) in the event of a Transfer by MSG of its Preferred Units, Attributable Preferred Units equal to the product of: (1) the number of Preferred Units that correspond to the Rollover Holdco Preferred Units held by such Rollover Holdco Member; and (2) the quotient obtained by dividing the number of Preferred Units being sold by MSG and the number of Preferred Units owned by MSG at such time (and if the transferee of such Preferred Units is not willing to purchase such number of Attributable Preferred Units from Rollover Holdco, the number of Preferred Units to be sold by MSG shall be reduced proportionately such that the Rollover Holdco Members shall have the right to direct Rollover Holdco to sell pursuant to Section 6.11 the number of Attributable Preferred Units equal to the product of the amount referred to in clause (1) and the quotient referred to in clause (2)).

Section 6.5 Drag-Along Rights.

(a) MSG shall have the right, but not the obligation, to cause a Sale of the Company in accordance with the terms of this Section 6.5 (an “Approved Sale”) after: (i) the fifth anniversary of the date of this Agreement; or (ii) in the event of a Principal Post-Year 5 Put, Principal Pre-Year 5 CoC Put or Principal Post-Year 5 CoC Put; provided, however, that in the event MSG is required pursuant to Section 6.3(a)(ii) to give the Principals a right of first offer in order to Transfer its Interests pursuant to Section 6.3, then MSG may not exercise its rights under this Section 6.5 unless the ROFO Period shall have expired without the ROFO Party(ies) exercising their rights to purchase all of MSG’s Offered Securities. MSG shall initiate such action by giving written notice (an “Approved Sale Notice”) to the Company and the Qualified Principals. If MSG delivers an Approved Sale Notice, (x) MSG shall be authorized to initiate a process to seek a Sale of the Company for which definitive documents are entered into within 270 days of the delivery of such Approved Sale Notice and that is consummated within 360 days after delivery of such Approved Sale Notice (an “Approved Sale Period”) and to direct and control all decisions in connection therewith (including the hiring or termination of any investment bank and/or other professional advisers and making all decisions regarding valuation and consideration) and (y) the Company shall participate in, and cooperate in good faith with, such process, in each case as requested by MSG; provided, however, that for so long as the Qualified Percentage Share is at least 21%, (i) unless otherwise agreed by the Principal Base any such investment bank will be a mutually agreed-upon nationally recognized investment bank or, if no investment bank can be mutually agreed upon by both MSG and the Principal Base within 30 days after the date of the Approved Sale Notice, then either of them may request the AAA to select such investment bank from a list of four nationally recognized investment banks (two identified by MSG and two by the Principal Base) submitted to the AAA, and (ii) MSG shall conduct any such process in regular consultation with the Principals and will keep them reasonably and regularly apprised of all material developments related to any such process.

(b) In the event of an Approved Sale, (i) each Member and Rollover Holdco Member will waive any dissenter’s rights and other similar rights and (ii) if the Approved Sale is structured as a sale of securities, each Member will agree to sell such Member’s Interests on the terms and conditions of the Approved Sale (or, if requested by MSG, each Rollover Holdco Member will agree to sell such Rollover Holdco Member’s Rollover Holdco Interests on the terms and conditions of the Approved Sale). Each Member and Rollover Holdco Member will take all reasonably necessary actions as directed by MSG in connection with the consummation of any Approved Sale, including by executing the applicable transaction agreements in accordance with Section 6.5(d); provided, however, that each Rollover Holdco Member will also execute (without duplication) such transaction agreements as if such Rollover Holdco Member directly held the Attributable Interests that correspond to such Rollover Holdco Member’s Rollover Holdco Interests.

(c) In an Approved Sale, the aggregate consideration payable upon consummation of such Approved Sale to all Members in respect of their Interests (the “Aggregate Consideration”) shall be apportioned to and paid to the holders of Interests in the Approved Sale based on the Distribution Priorities; provided, however, that (1) all holders of Preferred Units shall be entitled to receive the Stated Preferred Value in cash in respect of such Preferred Units, and (2) if such Approved Sale is structured to include a sale by the Rollover Holdco Members of their Rollover Holdco Interests, then the Aggregate Consideration payable to all Members (other than Rollover Holdco) in respect of their Interests shall be apportioned and paid based on the Distribution Priorities and the Aggregate Consideration payable to any Rollover Holdco Member in respect of his, her or its Rollover Holdco Interests shall be equal to the portion of the amount to which Rollover Holdco is entitled based on the Distribution Priorities to which such Rollover Holdco Member is entitled on dissolution of the Rollover Holdco pursuant to the Rollover Holdco LLCA.

(d) Notwithstanding the foregoing but subject to Section 6.5(e): (i) neither MSG nor any of its Affiliates may be the purchaser in an Approved Sale; (ii) the Company’s costs and expenses (including reasonable documented out-of-pocket costs and expenses incurred by MSG in connection with the Approved Sale and the reasonable documented out-of-pocket costs and expenses (not to exceed $200,000 in the aggregate) incurred by the Principals in connection with the Approved Sale), purchase price adjustments, escrow amounts, purchase price holdbacks, indemnity obligations and other similar items, shall be deemed to reduce (or increase, as the case may be, i.e., in the case of a purchase price adjustment increase or an indemnity payment in favor of the Members) the Aggregate Consideration for purposes of determining the apportionment in accordance with the Distribution Priorities (except that indemnification obligations that relate solely to a particular Member or Rollover Holdco Member, such as indemnification with respect to representations and warranties made by a Member or Rollover Holdco Member with respect to such Member or Rollover Holdco Member or covenants made by such Member or Rollover Holdco Member, shall be borne only by such Member or Rollover Holdco Member and shall not be deemed to reduce the Aggregate Consideration); (iii) non-cash consideration (including debt and equity securities) shall be allocated among the Interests Transferred in the Approved Sale in accordance with the Distribution Priorities after all cash consideration is so allocated (and if such Approved Sale is structured to include a sale by the Rollover Holdco Members of their Rollover Holdco Interests, then the non-cash consideration that is so allocated to Rollover Holdco will be further allocated to the Rollover Holdco Members in the manner set forth in clause (2) of the proviso to Section 6.5(c)); provided, however, that (x) any Member or Rollover Holdco Member entitled to receive cash may elect to receive non-cash consideration of an equal value in lieu of cash, (y) MSG and its Affiliates may only elect to take non-cash consideration to the extent the other Members are offered the opportunity to take non-cash consideration in the same proportion that the non-cash consideration to be received by MSG and its Affiliates bears to the total consideration to be received by MSG and its Affiliates, and (z) in the event of an Approved Sale initiated in connection with a Principal Post-Year 5 Put, Principal Pre-Year 5 CoC Put or Principal Post-Year 5 CoC Put pursuant to clause (ii) of 6.5(a), except as may otherwise be agreed by the Principal exercising such Put, the form of non-cash consideration in such an Approved Sale payable to such Principal’s Principal Rollover Holdco Group shall be limited to (1) equity securities that are (A) either registered under Section 12(b) or 12(g) of the Exchange Act (and it being agreed that MSG shall pursue and request that the acquiror effect the registration of such equity securities to allow all such Persons receiving such equity securities two periods of 30 consecutive days to trade such equity securities within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance)) or if not registered, are the same as those received by MSG (in the same proportion as MSG) and are subject to the same terms and conditions as the equity securities issued to MSG, (B) listed for trading on a U.S. national securities exchange (in the case of a foreign issuer, the equity securities listed on such exchange shall have an average float and trading volume that is at least 90% of the average float and average daily trading volume of MSG in the 90 days immediately preceding the announcement of such Approved Sale and shall not consist of American Depositary Receipts or similar instruments), (C) freely tradeable (subject to compliance with applicable securities laws), duly authorized, validly issued, fully paid and non-assessable, not subject to any preemptive or other similar rights and issued free and clear of any Liens (other than Liens under applicable securities laws and this Agreement) and (D) in the case of the equity securities of a foreign issuer, MSG takes at least one third of the consideration it receives in the Approved Sale in the form of such equity securities, (2) a promissory note or similar obligation, or contingent obligations, that are the same as those received by MSG (and in the same proportion as MSG) and mature and are payable in immediately available funds within one year of the consummation of the Approved Sale, (3) a TAO Promissory Note that is due and payable within one year of the consummation of the Approved Sale, or (4) any combination of the foregoing (and to the extent any consideration payable to such Principal’s Principal Rollover Holdco Group does not satisfy the conditions in the preceding clauses (1)-(4), then such Principal’s Principal Rollover Holdco Group shall instead receive substitute consideration that either satisfies such conditions or is a form of consideration otherwise available to the Company, MSG or MSG Company Successor under such Put pursuant to Section 6.6(h) or Section 6.6(i), as applicable, with the form of such substitute consideration to be determined by MSG and having a value equal to the Fair Market Value (determined mutatis mutandis in the same manner that Fair Market Value is determined pursuant to Section 6.8) of such non-compliant consideration); and (iv) cash amounts paid to the Members following the applicable closing (i.e., purchase price adjustment increases, earn-out payments, escrow and holdback releases, and similar items) shall be allocated among the Interests of the Members as such amounts would have been allocated at the applicable closing had such amounts been included in the Aggregate Consideration and apportioned in accordance with the Distribution Priorities.

(e) Notwithstanding anything to the contrary contained in this Section 6.5, in connection with an Approved Sale: (i) no Member or Rollover Holdco Member shall be required to make any representation or warranty that is not the same as or equivalent to those made by all other Members and Rollover Holdco Members, (ii) each Member and Rollover Holdco Member shall only be required to make representations and warranties on a several and not joint basis (other than with respect to claims against an escrow, which may be on a joint and several basis) with respect to the Company and its Subsidiaries (and, in the case of representations and warranties by the Rollover Holdco Members, with respect to Rollover Holdco) that are made by all other Members and Rollover Holdco Members, (iii) other than in the case of fraud, no Member or Rollover Holdco Member shall be required to incur indemnification or similar obligations in the aggregate in excess of the lesser of (1) the proceeds actually received by such Member or Rollover Holdco Member in connection with such Approved Sale, and (2) the pro rata share of such Member or Rollover Holdco Member of any “cap” on indemnification obligations of the Members and Rollover Holdco Members in such Approved Sale, (iv) any indemnification or similar obligation in excess of an escrow shall be on a several, and not joint, basis (other than in respect of indemnification or similar obligations in respect of representations and warranties made by, or covenants of, such Member or Rollover Holdco Member), except that any indemnification or similar obligation of any member of a Principal Rollover Holdco Group shall be on a joint and several basis with the other members of such Principal Rollover Holdco Group, and (v) each Member and Rollover Holdco Member shall remain subject to any non-competition or non-solicitation arrangement or similar restrictive covenant existing as of the date of such Approved Sale in accordance with the terms thereof as then in effect (it being understood that the non-competition obligations of the Principals pursuant to Section 4.6(a) shall terminate in accordance with the terms thereof); provided, however, that in no event shall a Member or Rollover Holdco Member be obligated to enter into new restrictive covenants or extensions of the existing restrictive covenants, regardless of what any other Members or Rollover Holdco Members may agree to accept.

Section 6.6 Put Right for Class A Common Units.

(a) Subject to Section 6.6(j), if the employment of a Principal is terminated by the Company without Cause or by such Principal for Good Reason or as a result of such Principal’s death or Disability prior to the fifth anniversary of the date of this Agreement, such Principal shall have the right to (i) Transfer all of his Class A Common Units to The Madison Square Garden Company and (ii) direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units of his Principal Rollover Holdco Group to The Madison Square Garden Company in accordance with Section 6.11(b), and, in each case, The Madison Square Garden Company shall have the obligation to purchase such Class A Common Units and Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) (a “Principal Good Leaver Put”) by giving the Company, The Madison Square Garden Company and each of the other Qualified Principals written notice thereof within 30 days after the date of such termination. The amount paid for any Class A Common Units and Attributable Class A Common Units purchased pursuant to a Principal Good Leaver Put shall be the applicable Principal Purchase Price.

(b) Subject to Section 6.6(j), (i) if the employment of Packer by the Company is terminated by him without Good Reason after the third anniversary of the date of this Agreement but prior to the fifth anniversary of the date of this Agreement, Packer shall have the right to (i) Transfer all of his Class A Common Units to The Madison Square Garden Company and (ii) direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by his Principal Rollover Holdco Group to The Madison Square Garden Company in accordance with Section 6.11(b), and, in each case, The Madison Square Garden Company shall have the obligation to purchase such Class A Common Units and Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) by giving the Company, The Madison Square Garden Company and each of the other Qualified Principals written notice thereof within 30 days after such termination, and (ii) if the employment of Wolf is terminated by him without Good Reason after the third anniversary of the date of this Agreement but prior to the fifth anniversary of the date of this Agreement, Wolf shall have the right to (i) Transfer all of his Class A Common Units to The Madison Square Garden Company and (ii) direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by his Principal Rollover Holdco Group to The Madison Square Garden Company in accordance with Section 6.11(b), and, in each case, The Madison Square Garden Company shall have the obligation to purchase such Class A Common Units and Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) by giving the Company, The Madison Square Garden Company and each of the other Qualified Principals written notice thereof within 30 days after such termination (each such right referred to in the preceding clauses (i) and (ii), a “Principal Early Leaver Put”). The amount paid for any Class A Common Units and Attributable Class A Common Units purchased pursuant to a Principal Early Leaver Put shall be the applicable Principal Purchase Price.

(c) Subject to Section 6.5 (Drag-Along Right), a Member who is a Principal shall have the right to Transfer all of his Class A Common Units to the Company and a Rollover Holdco Member who is a Principal shall have the right to direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by his Principal Rollover Holdco Group to the Company in accordance with Section 6.11(b), and, in each case, the Company shall have the obligation to purchase such Class A Common Units and Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) (a “Principal Post-Year 5 Put”) by giving the Company, MSG and each of the Qualified Principals written notice thereof during the 30-day period following the fifth anniversary of the date of this Agreement or, subject to Section 6.7 (Call Right), during the 30-day period following (i) any two-year anniversary of the fifth anniversary of the date of this Agreement thereafter, or (ii) the termination of the employment of such Principal by the Company without Cause or by such Principal for Good Reason or as a result of such Principal’s death or Disability after the fifth anniversary of the date of this Agreement by giving the Company, MSG and each of the other Qualified Principals written notice thereof within 30 days after the date of such termination; provided, however, that in the event any termination referred to in this clause (ii) is within 180 days of the date such Principal is entitled to exercise a Principal Post-Year Five Put pursuant to clause (i) of this Section 6.6(c), then such Principal shall have the right to exercise such Principal Post-Year Five Put pursuant to clause (i) of this Section 6.6(c) instead of this clause (ii). The amount paid for any Class A Common Units and Attributable Class A Common Units purchased pursuant to a Principal Post-Year 5 Put shall be the applicable Principal Purchase Price.

(d) An Employee Rollover Holdco Member shall have the right to direct Rollover Holdco to Transfer a portion of his, her or its Attributable Class A Common Units to the Company in accordance with Section 6.11(b), and the Company shall have the obligation to purchase such Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) (an “Employee Rollover Holdco Member Post-Year 5 Put”) by giving the Company, MSG and each of the Qualified Principals written notice thereof during the 30-day period following the fifth anniversary of the date of this Agreement and/or during the 30-day period following the seventh and/or ninth anniversary of the date of this Agreement. An Employee Rollover Holdco Member who exercises his or her rights under this Section 6.6(d) during the 30-day period following: (i) the fifth anniversary of the date of this Agreement may direct Rollover Holdco to Transfer up to a number of Attributable Class A Common Units equal to 20% of the total number of Rollover Holdco Class A Common Units owned by such Employee Rollover Holdco Member on such fifth anniversary by giving written notice of the exercise of such rights; (ii) the seventh anniversary of the date of this Agreement may direct Rollover Holdco to Transfer up to a number of Attributable Class A Common Units equal to 100% of the total number of Rollover Holdco Class A Common Units owned by such Employee Rollover Holdco Member on such seventh anniversary by giving written notice of the exercise of such rights (unless the employment of such Employee Rollover Holdco Member has been terminated by such Employee Rollover Holdco Member without Good Reason or by the Company with Cause prior to such seventh anniversary, in which case such Employee Rollover Holdco Member may direct Rollover Holdco to Transfer up to a number of Attributable Class A Common Units equal to 50% of the total number of Rollover Holdco Class A Common Units owned by such Employee Rollover Holdco Member); and (iii) the ninth anniversary of the date of this Agreement may direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to 100% of the total number of Rollover Holdco Class A Common Units owned by such Employee Rollover Holdco Member on such ninth anniversary by giving written notice of the exercise of such rights. The amount paid for any Attributable Class A Common Units purchased pursuant an Employee Rollover Holdco Member Post-Year 5 Put will be, at the option of the Valuation Representatives, (x) the same price per Class A Common Unit and Attributable Class A Common Unit as the last Principal Purchase Price paid to purchase Class A Common Units and Attributable Class A Common Units that correspond to Rollover Holdco Class A Common Units owned by a Principal if such purchase occurred concurrently therewith or during the prior 12 months (excluding any Early Leaver Discount) as the same may be equitably adjusted by mutual approval of the Valuation Representatives to apply the EBITDA multiple applied in such prior purchase for the 12 months ending on the most recent quarter, or (y) if no such purchase has occurred during the prior 12 months, the Fair Market Value as determined in good faith by mutual approval of the Valuation Representatives (the “Employee Rollover Holdco Member Purchase Price”).

(e) Subject to Section 6.5 (Drag-Along Right) and Section 6.6(j), a Member or Rollover Holdco Member who is a Principal shall, if an MSG Change of Control occurs (regardless of whether such MSG Change of Control would be a Permitted Transfer by MSG) on or prior to the fifth anniversary of the date of this Agreement, have the right to (i) Transfer all of his Class A Common Units to The Madison Square Garden Company and (ii) direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units of his Principal Rollover Holdco Group to The Madison Square Garden Company in accordance with Section 6.11(b), and, in each case, The Madison Square Garden Company shall have the obligation to purchase such Class A Common Units and Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) (a “Principal Pre-Year 5 CoC Put”) by giving the Company, The Madison Square Garden Company and each of the other Qualified Principals written notice thereof during the 30-day period following the occurrence of such MSG Change of Control. The amount paid for any Class A Common Units and Attributable Class A Common Units purchased pursuant to a Principal Pre-Year 5 CoC Put shall be the applicable Principal Purchase Price.

(f) Subject to Section 6.5 (Drag-Along Right), a Principal shall, if an MSG Change of Control occurs (regardless of whether such MSG Change of Control would be a Permitted Transfer by MSG) after the fifth anniversary of the date of this Agreement, have the right to (i) Transfer all of his Class A Common Units to the Company and (ii) direct Rollover Holdco to Transfer a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units of his Principal Rollover Holdco Group to the Company in accordance with Section 6.11(b), and, in each case, the Company shall have the obligation to purchase such Class A Common Units and Attributable Class A Common Units, pursuant to this Section 6.6 and in accordance with Section 6.11(b) (a “Principal Post-Year 5 CoC Put”) by giving the Company, MSG and each of the other Qualified Principals written notice thereof during the 30-day period following the occurrence of such MSG Change of Control (each 30-day period during which a Rollover Holdco Member may exercise his or her rights to direct Rollover Holdco to put Attributable Class A Common Units to the Company or The Madison Square Garden Company (as applicable) pursuant to clause (a), (b), (c), (d), (e) or (f) of this Section 6.6 is referred to as the “Put Exercise Period”). The amount paid for any Class A Common Units and Attributable Class A Common Units purchased pursuant to a Principal Post-Year 5 CoC Put shall be the applicable Principal Purchase Price.

(g) In the event (i) a Member exercises such Member’s right to put his, her or its Class A Common Units to The Madison Square Garden Company or the Company (as applicable) or (ii) a Rollover Holdco Member exercises such Rollover Holdco Member’s right to direct Rollover Holdco to put Attributable Class A Common Units to The Madison Square Garden Company or the Company (as applicable), in each case, pursuant to Section 6.6(a) - (f) (each, a “Put”), then the closing of the purchase and sale of Class A Common Units and/or Attributable Class A Common Units contemplated thereby in accordance with Section 6.11(b) (as applicable) shall occur at the offices of The Madison Square Garden Company at 10:00 a.m. (New York time) ten business days after the later of the determination of the applicable Principal Purchase Price or Employee Rollover Holdco Member Purchase Price and the expiration or termination of any applicable waiting period under the HSR Act or at such other place, date and time mutually agreed upon by the Company or The Madison Square Garden Company (as applicable) and such Member; provided, however, that upon a Principal Post-Year 5 Put, a Principal Pre-Year 5 CoC Put or a Principal Post-Year 5 CoC Put, in the event The Madison Square Garden Company shall, during the Put Exercise Period, have given the Principal who exercised such Put written notice of MSG’s determination to exercise its rights under Section 6.5 (Drag-Along Right) instead of The Madison Square Garden Company purchasing such Class A Common Units and Attributable Class A Common Units pursuant to such Put, then (i) in the event an Approved Sale is consummated during the Approved Sale Period, such Principal shall not Transfer his Class A Common Units or direct Rollover Holdco to Transfer Attributable Class A Common Units pursuant to such Put (and such Class A Common Units and Attributable Class A Common Units shall instead be Transferred in such Approved Sale), and (ii) in the event an Approved Sale is not consummated during the Approved Sale Period, the closing of such Put shall occur at the offices of The Madison Square Garden Company at 10:00 a.m. (New York time) ten business days after the later of the determination of the Fair Market Value of such Class A Common Units and Attributable Class A Common Units pursuant to Section 6.8 (Determination of Fair Market Value) and the expiration or termination of any applicable waiting period under the HSR Act or at such other place, date and time mutually agreed upon by the Company or The Madison Square Garden Company (as applicable) and such Principal; provided, however, that in the case of this clause (ii), if a definitive agreement has not been entered into with respect to such Approved Sale within 270 days following the date of such Approved Sale Notice or, following the execution of a definitive agreement, such Approved Sale has not been consummated within 360 days after the date of the Approved Sale Notice, the Principals who elected to exercise such Put shall have the right to initiate, prior to the completion of the Approved Sale Period, the procedures in Section 6.8 (Determination of Fair Market Value) in order to determine the Principal Purchase Price. At such closing, such Principal, Rollover Holdco and such Rollover Holdco Member shall execute and deliver the Required Transfer Documentation against receipt of the purchase price therefor; provided, however, that in the event there is a closing pursuant to clause (ii) of the preceding sentence that shall occur more than six months after the date of the Approved Sale Notice, then to the extent the consideration paid at such closing pursuant to Section 6.6(h) is paid by issuance of a MSG Promissory Note or TAO Promissory Note (as applicable), then the principal amount of such MSG Promissory Note or TAO Promissory Note (as applicable) shall be the sum of portion of the Principal Purchase Price that is not paid in cash plus 9% interest on such amount accrued from the six-month anniversary of such Approved Sale Notice to the date of such closing.

(h) The consideration paid for the Put of any Class A Common Units and/or Attributable Class A Common Units to be purchased by the Company pursuant to this Section 6.6 shall be paid, at the Company’s option, (i) in cash, (ii) by issuance of a TAO Promissory Note, (iii) if consented to by The Madison Square Garden Company or the MSG Company Successor (in The Madison Square Garden Company’s or the MSG Company Successor’s sole discretion, respectively), Qualified MSG Stock or Qualified Successor Stock, as applicable, or (iv) in any combination of the foregoing; provided, however, that (1) in the case of Qualified Successor Stock and in connection with a Put by a Principal, the MSG Company Successor shall have agreed to be bound by the requirements with respect to Qualified Successor Stock under this Section 6.6(h), including the requirement to effect the registration of Qualified Successor Stock to allow all such Persons receiving Qualified Successor Stock (including, for the avoidance of doubt,

Qualified Successor Stock held by Employee Rollover Holdco Members and Other Rollover Holdco Members) two periods of 30 consecutive days to trade such Qualified Successor Stock within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance); (2) the issuance of Qualified Successor Stock to such Persons will not cause such Persons, individually or in the aggregate, to be considered an “affiliate” for the purpose of Rule 144A (without taking into account any stock or other securities of the MSG Company Successor or any of its Affiliates owned or acquired by such Person (other than any Successor Stock issued in such Put) or any directorship in the MSG Company Successor or any of its Affiliates held by such Person); and (3) in the case of any Tao Promissory Note issued by a Tao Note Replacement Entity and/or any issuance of Qualified MSG Stock or Qualified Successor Stock pursuant to clauses (ii), (iii) or (iv) of this Section 6.6(h), a Tao Note Company Entity shall issue a Tao Promissory Note to MSG (or any of its Affiliates, as designated by MSG) for an amount of principal equal to the aggregate portion of the applicable Put paid by issuance of such Tao Promissory Note by a Tao Note Replacement Entity and/or the issuance of Qualified MSG Stock or Qualified Successor Stock, and with a maturity date (x) in the case of the issuance of a Tao Promissory Note by a Tao Note Replacement Entity, equal to such Tao Promissory Note’s maturity date and/or (y) in the case of the issuance of Qualified MSG Stock or Qualified Successor Stock, six months from the date of issuance. At the election of MSG in connection with the issuance of a TAO Promissory Note, any such TAO Promissory Note: (x) will be issued by the Company and mature six months after the date of issuance, or (y) in the event the Company uses its commercially reasonable efforts to obtain the consent of the lender(s) under the Company Loan Agreement for the Person that is the “borrower” under the Company Loan Agreement to issue (and make payments under) such TAO Promissory Note (or, in the event such consent is not obtained, in the event the Company uses its commercially reasonable efforts to obtain the consent of the lender(s) under the Company Loan Agreement to permit the “borrower” to make “restricted payments” thereunder in order to permit the Company to make payments under such TAO Promissory Note), will be issued by the Person that is the “borrower” under the Company Loan Agreement (or, if such consent is not obtained, issued by the Company) and mature 12 months after the date of issuance; provided, however, that if neither the Company nor any of its Subsidiaries qualifies as a Tao Note Company Entity, such Tao Promissory Note may, with the consent of a Tao Note Replacement Entity, be issued by such Tao Note Replacement Entity (in such Tao Note Replacement Entity’s sole discretion). The covenants of the Company set forth in the definition of “Tao Note Company Entity” shall be deemed set forth in this Section 6.6(h).

(i) The consideration paid for the Put of any Class A Common Units and/or Attributable Class A Common Units to be purchased by The Madison Square Garden Company (in the event there is no MSG Company Successor) pursuant to this Section 6.6 shall be paid, at The Madison Square Garden Company’s option, (i) in cash, (ii) by issuance of a MSG Promissory Note, (iii) in Qualified MSG Stock (subject to the legend provisions in Sections 2.03(b)(iii) and 9.10 of the Transaction Agreement) or (iv) in any combination of the foregoing. The consideration paid for the Put of any Class A Common Units and/or Attributable Class A Common Units to be purchased by The Madison Square Garden Company (in the event there is an MSG Company Successor) pursuant to this Section 6.6 shall be paid, at such MSG Company Successor’s option, (i) in cash, (ii) by issuance of a B Rated Note, (iii) in Qualified Successor Stock (subject to the legend provisions in Sections 2.03(b)(iii) and 9.10 of the Transaction Agreement) or (iv) in any combination of the foregoing; provided, however, that (1) no more than 75% of the consideration paid may be in a B Rated Note, (2) no more than 75% of the consideration paid may be in Qualified Successor Stock, (3) in the case of Qualified Successor Stock, the MSG Company Successor shall have agreed to be bound by the requirements with respect to Qualified Successor Stock under this Section 6.6(i), including the requirement to effect the registration of Qualified Successor Stock to allow all such Persons receiving Successor Stock two periods of 30 consecutive days to trade such Qualified Successor Stock within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance) and (4) the issuance of Qualified Successor Stock to such Persons will not cause such Persons, individually or in the aggregate, to be considered an “affiliate” for the purpose of Rule 144A (without taking into account any stock or other securities of the MSG Company Successor or any of its Affiliates owned or acquired by such Person (other than any Successor Stock issued in such Put) or any directorship in the MSG Company Successor or any of its Affiliates held by such Person). If at any time following the issuance of a MSG Promissory Note pursuant to this Section 6.6(i) a Permitted Transfer or MSG Change of Control (or other Transfer or transaction permitted in accordance with Article VI) is consummated which results in an MSG Company Successor directly or indirectly holding more than 50% of the Interests of MSG, then The Madison Square Garden Company shall cause such MSG Company Successor, at the option of The Madison Square Garden Company, (A) to assume any MSG Promissory Notes outstanding at such time, and The Madison Square Garden Company shall guarantee the obligations of the MSG Company Successor under such MSG Promissory Notes (provided, that the option in this clause (A) shall only be available to The Madison Square Garden Company upon the approval by the holders of such MSG Promissory Notes of the form of guarantee, such approval not to be unreasonably withheld, delayed or conditioned), (B) to replace within three (3) months following the consummation of such Transfer or transaction any outstanding MSG Promissory Notes with B Rated Notes that mature and are payable in full on the exact same maturity date as such MSG Promissory Notes (and upon the issuance of such replacement B Rated Note in compliance with this clause (B), the original MSG Promissory Note replaced by such B Rated Note shall be null and void with no further force and effect) or (C) if such Transfer or transaction is part of a spin-off or split-off from The Madison Square Garden Company, to issue, on a date that is no less than 30 trading days and no more than 90 days following the consummation of such Transfer or transaction, to the holders of such MSG Promissory Notes outstanding at such time, MSG Stock or Qualified Successor Stock in an amount equal to the principal and accrued interest outstanding under such MSG Promissory Notes as of the date of such issuance, (replacing the words “the 90 days” in the definition of “Successor Stock” with “the total number of trading days since its initial public listing” with respect to the average market capitalization and average float and trading volume of such MSG Company Successor) and upon the issuance of such MSG Stock or Qualified Successor Stock in compliance with this clause (C), the original MSG Promissory Notes in respect of which such MSG Stock or Qualified Successor Stock was issued and the related guarantee by The Madison Square Garden Company shall be canceled with no further force and effect; provided, that in the case of this clause (C), (I) the MSG Company Successor shall have agreed to be bound by the requirements with respect to Qualified Successor Stock under this Section 6.6(i), including the requirement to effect the registration of Qualified Successor Stock to allow all such Persons receiving Successor Stock two periods of 30 consecutive days to trade such Qualified Successor Stock within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance) and (II) the issuance of Qualified Successor Stock to such Persons will not cause such Persons, individually or in the aggregate, to be considered an “affiliate” for the purpose of Rule 144A (without taking into account any stock or other securities of the MSG Company Successor or any of its Affiliates owned or acquired by such Person (other than any Successor Stock issued in such Put) or any directorship in the MSG Company Successor or any of its Affiliates held by such Person). If the holders of any outstanding MSG Promissory Notes do not approve the guarantee by The Madison Square Garden Company in clause (A) of the foregoing sentence, the MSG Company Successor is unable to issue the required B Rated Notes pursuant to clause (B) of the foregoing sentence and MSG Stock or Qualified Successor Stock is not issued in accordance with clause (C) of the foregoing sentence, then any principal amount plus interest outstanding under such MSG Promissory Notes shall immediately become due and owing.

(j) In the event that a Rollover Holdco Member exercises a Put purchasable by The Madison Square Garden Company pursuant to this Section 6.6, then: (i) The Madison Square Garden Company shall provide written notice thereof to each Rollover Holdco Member and Member (other than Rollover Holdco) within two business days of the final determination of the applicable Principal Purchase Price or Employee Rollover Holdco Member Purchase Price; and (ii) each Rollover Holdco Member (other than any Rollover Holdco Member who exercised such Put) shall have the right (but not the obligation) to (A) direct Rollover Holdco to purchase a portion of the Attributable Class A Common Units in accordance with Section 6.11(a), and (B) if such Rollover Holdco Member owns Class A Common Units as a Member, purchase a portion of such Class A Common Units, in each case, subject to such Put that is equal to such Rollover Holdco Member’s Relative Percentage Share among MSG and all such Rollover Holdco Members (including, for the avoidance of doubt, any Rollover Holdco Member who owns Class A Common Units as a Member) on the same terms and conditions (including at the same price per Class A Common Unit and Attributable Class A Common Unit) as The Madison Square Garden Company in such Put upon written notice to The Madison Square Garden Company and the Company within five business days after receipt of the written notice pursuant to the preceding clause (i); provided, however, that the consideration paid by any such Rollover Holdco Member directly or to Rollover Holdco to effectuate such purchase, as applicable, in each case, shall be paid in cash; provided, further, however, that if the acquisition of such Class A Common Units and/or Attributable Class A Common Units by The Madison Square Garden Company upon exercise of such Put would cause the Qualified Principal Percentage to be reduced so that the Principals would not have some or all of the Principal Veto Rights after such acquisition by The Madison Square Garden Company that they had immediately prior to such acquisition, then the Qualified Principals and their respective Principal Rollover Holdco Groups shall have the right (but not the obligation) to purchase (in the case of any Class A Common Units subject to such Put) or direct Rollover Holdco to purchase (in each case, in proportion to Relative Percentage Shares or in such other proportion as they shall otherwise agree) a portion of the Class A Common Units and/or Attributable Class A Common Units on the same terms and conditions as The Madison Square Garden Company would have acquired such Class A Common Units and/or Attributable Class A Common Units (but for this further proviso), so that the Principals do not lose such Principal Veto Rights (and the portion of such Class A Common Units and/or Attributable Class A Common Units to be purchased by The Madison Square Garden Company shall be reduced accordingly), by giving The Madison Square Garden Company and the Company written notice at the same time as the notice the Rollover Holdco Members are required to give pursuant to clause (ii) of this Section 6.6(j). Notwithstanding anything to the contrary in this Section 6.6(j), no Member or Rollover Holdco Member (other than a Principal in the event that such Principal’s representation and warranty in the Transaction Agreement that he is an “accredited investor” on the date of this Agreement is accurate) shall have a right to purchase Class A Common Units and/or direct Rollover Holdco to purchase Attributable Class A Common Units pursuant to this Section 6.6(j) if such purchase will violate any applicable securities laws (whether or not such violation may be cured by a filing of a registration statement or any other special disclosure, but allowing for any readily available exemptions that do not impose any requirement to provide a disclosure document to investors); provided, however, that in the event applicable securities laws shall change after the date of this Agreement so as to provide an exemption therefrom that would be satisfied by providing the Eligible Parties with, in addition to information otherwise required to be provided to them pursuant to this Section 6.6, financial statements otherwise prepared by the Company in the ordinary course of business pursuant to Section 3.5 or any other information prepared or delivered to any other purchaser of such securities, then the Company shall use commercially reasonable efforts to obtain such exemption.

(k) Any Put exercisable by any Principal or Rollover Holdco Member pursuant to this Section 6.6 shall be exercisable by such Principal or Rollover Holdco Member’s successors or heirs in the event of such Principal or Rollover Holdco Member’s death or Disability.

Section 6.7 Call Right for Class A Common Units.

(a) Subject to Section 6.7(h), if the employment by the Company of a Principal is terminated for any reason (whether with or without Cause or Good Reason or on account of death or Disability) prior to the fifth anniversary of the date of this Agreement, MSG shall have the right to purchase (i) all of the Class A Common Units owned by such Principal and (ii) a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by such Principal’s Principal Rollover Holdco Group, and the Principals shall have the obligation to sell (and, in the case of such members of such Principal Rollover Holdco Group, the obligation to direct Rollover Holdco to sell) such Class A Common Units and the members of such Principal Rollover Holdco Group and Rollover Holdco shall have the obligation to sell such Attributable Class A Common Units in accordance with Section 6.11(b), in each case, pursuant to this Section 6.7 (a “Principal Leaver Call”) by giving such Principal and each of the other Qualified Principals written notice of the exercise thereof at any time during the 30-day period following such termination (or, in the event such Principal shall have the right to exercise a Principal Good Leaver Put or a Principal Early Leaver Put, then (assuming he shall not exercise such right) during the 30 days after expiration of the applicable Put Exercise Period). Any obligation to sell (or direct the sale of, as applicable) such Class A Common Units and Attributable Class A Common Units pursuant to a Principal Leaver Call if the employment by the Company of such Principal is terminated with Cause or without Good Reason prior to the fifth anniversary of the date of this Agreement is referred to as a “Principal Early Leaver Call.” The amount paid for any Class A Common Units and Attributable Class A Common Units purchased by MSG or the Company pursuant to a Principal Leaver Call or Principal Early Leaver Call will be equal to the applicable Principal Purchase Price.

(b) Subject to Section 6.7(h), if a Principal shall not exercise his right to put Class A Common Units and direct Rollover Holdco to put Attributable Class A Common Units of his Principal Rollover Holdco Group to the Company during the Put Exercise Period with respect to a Principal Post-Year 5 Put, MSG shall have the right to purchase (i) all of the Class A Common Units owned by such Principal and (ii) a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by such Principal’s Principal Rollover Holdco Group, and the Principals shall have the obligation to sell such Class A Common Units and the members of such Principal Rollover Holdco Group and Rollover Holdco shall have the obligation to sell (and, in the case of such members of such Principal Rollover Holdco Group, the obligation to direct Rollover Holdco to sell) such Attributable Class A Common Units in accordance with Section 6.11(b), in each case, pursuant to this Section 6.7 (a “Principal Post-Year 5 Call”) by giving such Principal and each of the other Qualified Principals written notice of the exercise thereof during the 30-day period after the end of the applicable Put Exercise Period. The amount paid for any Class A Common Units and Attributable Class A Common Units purchased pursuant to a Principal Post-Year 5 Call shall be the applicable Principal Purchase Price.

(c) Subject to Section 6.7(h), if the employment by the Company of an Employee Rollover Holdco Member is terminated for any reason (whether with or without Cause or Good Reason or on account of death or Disability) at any time, the Company or, if MSG shall elect, MSG, shall have the right to purchase a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by such Employee Rollover Holdco Member, and such Employee Rollover Holdco Member and Rollover Holdco shall have the obligation to sell (and such Employee Rollover Holdco Member shall have the obligation to direct Rollover Holdco to sell) such Attributable Class A Common Units in accordance with Section 6.11(b), pursuant to this Section 6.7 (an “Employee Rollover Holdco Member Leaver Call”) by giving him or her and each of the Qualified Principals written notice of the exercise thereof at any time during the 30-day period following such termination. The amount paid for any Attributable Class A Common Units purchased pursuant to an Employee Rollover Holdco Member Leaver Call shall be the applicable Employee Rollover Holdco Member Purchase Price; provided, however, that with respect to an Employee Rollover Holdco Member listed on Schedule 6.7(c), such Employee Rollover Holdco Member Purchase Price shall be adjusted by the Early Leaver Discount in the event such Employee Rollover Holdco Member’s employment was terminated for Cause or by such Employee Rollover Holdco Member for any reason prior to the fifth anniversary of the date of this Agreement.

(d) Subject to Section 6.7(f), if at any time after the fifth anniversary of the date of this Agreement when MSG is permitted to exercise its rights in respect of a Principal Post-Year 5 Call, the Company or, if MSG shall elect, MSG, shall have the right to purchase a number of Attributable Class A Common Units equal to the number of Rollover Holdco Class A Common Units owned by an Employee Rollover Holdco Member, and such Employee Rollover Holdco Member and Rollover Holdco shall have the obligation to sell (and such Employee Rollover Holdco Member shall have the obligation to direct Rollover Holdco to sell) such Attributable Class A Common Units in accordance with Section 6.11(b), pursuant to this Section 6.7 (an “Employee Rollover Holdco Member Post-Year 5 Call”) by giving him or her and each of the Qualified Principals written notice of the exercise thereof at the same time. The amount paid for any Attributable Class A Common Units purchased pursuant to an Employee Rollover Holdco Member Post-Year 5 Call shall be the Employee Rollover Holdco Member Purchase Price.

(e) In the event the Company or MSG exercises its right to call Class A Common Units and/or Attributable Class A Common Units pursuant to this Section 6.7 (each, a “Call”), then the closing of the purchase and sale of Class A Common Units and/or Attributable Class A Common Units contemplated thereby shall occur at the offices of MSG at 10:00 a.m. (New York time) ten business days after the later of the determination of the applicable Principal Purchase Price or Employee Rollover Holdco Member Purchase Price and the expiration or termination of any applicable waiting period under the HSR Act or at such other place, date and time mutually agreed upon by MSG or the Company (as applicable) and such Rollover Holdco Member. At such closing, such Principal, Rollover Holdco and such Rollover Holdco Member shall execute and deliver the Required Transfer Documentation against receipt of the purchase price therefor.

(f) The consideration paid for the Call of any Class A Common Units and/or Attributable Class A Common Units to be purchased by the Company pursuant to this Section 6.7 shall be paid, at the Company’s option, (i) in cash, (ii) by issuance of a TAO Promissory Note, (iii) if consented to by MSG or the MSG Company Successor (in MSG’s or the MSG Company Successor’s sole discretion, respectively), Qualified MSG Stock or Qualified Successor Stock (in either case, subject to the legend provisions in Section 2.03(b)(iii) and 9.10 of the Transaction Agreement), as applicable or (iv) in any combination of the foregoing; provided, however, that (1) in the case of Qualified Successor Stock and in connection with a Call by the MSG Company Successor, the MSG Company Successor shall have agreed to be bound by the requirements with respect to Qualified Successor Stock under this Section 6.7(f), including the requirement to effect the registration of Qualified Successor Stock to allow all such Persons receiving Qualified Successor Stock (including, for the avoidance of doubt, Qualified Successor Stock held by Employee Rollover Holdco Members and Other Rollover Holdco Members) two periods of 30 consecutive days to trade such Qualified Successor Stock within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance); (2) the issuance of Qualified Successor Stock to such Persons will not cause such Persons, individually or in the aggregate, to be considered an “affiliate” for the purpose of Rule 144A (without taking into account any stock or other securities of the MSG Company Successor or any of its Affiliates owned or acquired by such Person (other than any Successor Stock issued in such Call) or any directorship in the MSG Company Successor or any of its Affiliates held by such Person); and (3) in the case of any Tao Promissory Note issued by a Tao Note Replacement Entity and/or any issuance of Qualified MSG Stock or Qualified Successor Stock pursuant to clauses (ii), (iii) or (iv) of this Section 6.7(f), a Tao Note Company Entity shall issue a Tao Promissory Note to MSG (or any of its Affiliates, as designated by MSG) for an amount of principal equal to the aggregate portion of the applicable Call paid by issuance of such Tao Promissory Note by a Tao Note Replacement Entity and/or the issuance of Qualified MSG Stock or Qualified Successor Stock, and with a maturity date (x) in the case of the issuance of a Tao Promissory Note by a Tao Note Replacement Entity (solely with respect to the amount of Call consideration paid by such Tao Promissory Note), equal to such Tao Promissory Note’s maturity date and/or (y) in the case of the issuance of Qualified MSG Stock or Qualified Successor Stock, six months from the date of issuance. At the election of MSG in connection with the issuance of a TAO Promissory Note, any such TAO Promissory Note: (x) will be issued by the Company and mature six months after the date of issuance, or (y) in the event the Company uses its commercially reasonable efforts to obtain the consent of the lender(s) under the Company Loan Agreement for the Person that is the “borrower” under the Company Loan Agreement to issue (and make payments under) such TAO Promissory Note (or, in the event such consent is not obtained, in the event the Company uses its commercially reasonable efforts to obtain the consent of the lender(s) under the Company Loan Agreement to permit the “borrower” to make “restricted payments” thereunder in order to permit the Company to make payments under such TAO Promissory Note), will be issued by the Person that is the “borrower” under the Company Loan Agreement (or, if such consent is not obtained, issued by the Company) and mature 12 months after the date of issuance; provided, however, that if neither the Company nor any of its Subsidiaries qualifies as a Tao Note Company Entity, such Tao Promissory Note may, with the consent of a Tao Note Replacement Entity, be issued by such Tao Note Replacement Entity (in such Tao Note Replacement Entity’s sole discretion).

(g) The consideration paid for the Call of any Class A Common Units and/or Attributable Class A Common Units required to be purchased by MSG (in the event there is no MSG Company Successor) pursuant to this Section 6.7 shall be paid, at MSG’s option, (i) in cash, (ii) by issuance of a MSG Promissory Note, (iii) in Qualified MSG Stock (subject to the legend provisions in Section 2.03(b)(iii) and 9.10 of the Transaction Agreement) or (iv) in any combination of the foregoing. The consideration paid for the Call of any Class A Common Units and/or Attributable Class A Common Units required to be purchased by MSG (in the event there is an MSG Company Successor) pursuant to this Section 6.7 shall be paid, at such MSG Company Successor’s option, (i) in cash, (ii) by issuance of a B Rated Note, (iii) in Qualified Successor Stock (subject to the legend provisions in Section 2.03(b)(iii) and 9.10 of the Transaction Agreement) or (iv) in any combination of the foregoing; provided, however, that (1) no more than 75% of the consideration paid may be in a B Rated Note, (2) no more than 75% of the consideration paid may be in Qualified Successor Stock, (3) in the case of Qualified Successor Stock, the MSG Company Successor shall have agreed to be bound by the requirements with respect to Qualified Successor Stock under this Section 6.7(g), including the requirement to effect the registration of Qualified Successor Stock to allow all such Persons receiving Qualified Successor Stock two periods of 30 consecutive days to trade such Qualified Successor Stock within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance) and (4) the issuance of Qualified Successor Stock to such Persons will not cause such Persons, individually or in the aggregate, to be considered an “affiliate” for the purpose of Rule 144A (without taking into account any stock or other securities of the MSG Company Successor or any of its Affiliates owned or acquired by such Person (other than any Successor Stock issued in such Call) or any directorship in the MSG Company Successor or any of its Affiliates held by such Person). If at any time following the issuance of a MSG Promissory Note pursuant to this Section 6.7(g) a Permitted Transfer or MSG Change of Control (or other Transfer or transaction permitted in accordance with Article VI) is consummated which results in an MSG Company Successor directly or indirectly holding more than 50% of the Interests of MSG, then The Madison Square Garden Company shall cause such MSG Company Successor, at the option of The Madison Square Garden Company, (A) to assume any MSG Promissory Notes outstanding at such time, and The Madison Square Garden Company shall guarantee the obligations of the MSG Company Successor under such MSG Promissory Notes (provided, that the option in this clause (A) shall only be available to The Madison Square Garden Company upon the approval by the holders of such MSG Promissory Notes of the form of guarantee, such approval not to be unreasonably withheld, delayed or conditioned), (B) to replace within three (3) months following the consummation of such Transfer or transaction any outstanding MSG Promissory Notes with B Rated Notes that mature and are payable in full on the exact same maturity date as such MSG Promissory Notes (and upon the issuance of such replacement B Rated Note in compliance with this clause (B), the original MSG Promissory Note replaced by such B Rated Note shall be null and void with no further force and effect) or (C) if such Transfer or transaction is part of a spin-off or split-off from The Madison Square Garden Company, to issue, on a date that is no less than 30 trading days and no more than 90 days following the consummation of such Transfer or transaction, to the holders of such MSG Promissory Notes outstanding at such time, MSG Stock or Qualified Successor Stock in an amount equal to the principal and accrued interest outstanding under such MSG Promissory Notes as of the date of such issuance (replacing the words “the 90 days” in the definition of “Successor Stock” with “the total number of trading days since its initial public listing” with respect to the average market capitalization and average float and trading volume of such MSG Company Successor) and upon the issuance of such MSG Stock or Qualified Successor Stock in compliance with this clause (C), the original MSG Promissory Notes in respect of which such MSG Stock or Qualified Successor Stock was issued and the related guarantee by The Madison Square Garden Company shall be canceled with no further force and effect; provided, that in the case of this clause (C), (I) the MSG Company Successor shall have agreed to be bound by the requirements with respect to Qualified Successor Stock under this Section 6.6(i), including the requirement to effect the registration of Qualified Successor Stock to allow all such Persons receiving Successor Stock two periods of 30 consecutive days to trade such Qualified Successor Stock within the first 180 days of issuance (so long as one of such 30-day periods falls within the first 120 days of issuance) and (II) the issuance of Qualified Successor Stock to such Persons will not cause such Persons, individually or in the aggregate, to be considered an “affiliate” for the purpose of Rule 144A (without taking into account any stock or other securities of the MSG Company Successor or any of its Affiliates owned or acquired by such Person (other than any Successor Stock issued in such Put) or any directorship in the MSG Company Successor or any of its Affiliates held by such Person). If the holders of any outstanding MSG Promissory Notes do not approve the guarantee by The Madison Square Garden Company in clause (A) of the foregoing sentence, the MSG Company Successor is unable to issue the required B Rated Notes pursuant to clause (B) of the foregoing sentence and MSG Stock or Qualified Successor Stock is not issued in accordance with clause (C) of the foregoing sentence, then any principal amount plus interest outstanding under such MSG Promissory Notes shall immediately become due and owing.

(h) In the event that MSG exercises a Call, then: (i) MSG shall provide written notice thereof to each Rollover Holdco Member within two business days of the final determination of the applicable Principal Purchase Price or Employee Rollover Holdco Member Purchase Price; and (ii) each Rollover Holdco Member (other than any Rollover Holdco Member subject to such Call) shall have the right (but not the obligation) to (A) direct Rollover Holdco to purchase a portion of the Attributable Class A Common Units in accordance with Section 6.11(a), and (B) if such Rollover Holdco Member owns Class A Common Units as a Member, purchase a portion of such Class A Common Units, in each case, subject to such Call that is equal to such Rollover Holdco Member’s Relative Percentage Share among MSG and all such Rollover Holdco Members (including, for the avoidance of doubt, any Rollover Holdco Member who owns Class A Common Units as a Member) on the same terms and conditions (including at the same price per Class A Common Unit and Attributable Class A Common Unit) as MSG in such Call upon written notice to MSG and the Company within five business days after receipt of the written notice pursuant to the preceding clause (i); provided, however, that the consideration paid by any such Rollover Holdco Member directly or to Rollover Holdco to effectuate such purchase, as applicable, in each case, shall be paid in cash; provided, further, however, that if the acquisition of such Class A Common Units and/or Attributable Class A Common Units by MSG upon exercise of such Call would cause the Qualified Principal Percentage to be reduced so that the Principals would not have some or all of the Principal Veto Rights after such acquisition by MSG that they had immediately prior to such acquisition, then the Qualified Principals and their respective Principal Rollover Holdco Groups shall have the right (but not the obligation) to purchase (in the case of any Class A Common Units subject to such Call) or direct Rollover Holdco to purchase (in each case, in proportion to their Relative Percentage Shares or in such other proportion as they shall otherwise agree) a portion of the Class A Common Units and/or Attributable Class A Common Units on the same terms and conditions as MSG would have acquired such Class A Common Units and/or Attributable Class A Common Units (but for this further proviso), so that the Principals do not lose such Principal Veto Rights (and the portion of such Class A Common Units and/or Attributable Class A Common Units to be

purchased by MSG shall be reduced accordingly), by giving MSG and the Company written notice at the same time as the notice the Rollover Holdco Members are required to give pursuant to clause (ii) of this Section 6.7(h). Notwithstanding anything to the contrary in this Section 6.7(h), no Member or Rollover Holdco Member (other than a Principal in the event such Principal’s representation and warranty in the Transaction Agreement that he is an “accredited investor” on the date of this Agreement is accurate) shall have a right to purchase Class A Common Units and/or direct Rollover Holdco to purchase Attributable Class A Common Units pursuant to this Section 6.7(h) if such purchase will violate any applicable securities laws (whether or not such violation may be cured by a filing of a registration statement or any other special disclosure, but allowing for any readily available exemptions that do not impose any requirement to provide a disclosure document to investors); provided, however, that in the event applicable securities laws shall change after the date of this Agreement so as to provide an exemption therefrom that would be satisfied by providing the Eligible Parties with, in addition to information otherwise required to be provided to them pursuant to this Section 6.7, financial statements otherwise prepared by the Company in the ordinary course of business pursuant to Section 3.5 or any other information prepared or delivered to any other purchaser of such securities, then the Company shall use commercially reasonable efforts to obtain such exemption.

Section 6.8 Determination of Fair Market Value.

(a) For the period ending 30 days after the exercise by a Rollover Holdco Member of his or her right to direct Rollover Holdco to put Attributable Class A Common Units (or, in the case of a Principal, to also put Class A Common Units) to The Madison Square Garden Company or the Company pursuant to Section 6.6 (Put Right) or the exercise by MSG or the Company of its call right pursuant to Section 6.7 (Call Right) (or, in the event MSG shall exercise its rights under Section 6.5 (Drag-Along Rights) and, as contemplated in clause (ii) of Section 6.6(g), the Approved Sale contemplated thereby is not consummated during the Approved Sale Period, for the period ending 30 days after expiration of such Approved Sale Period) (either such 30-day period, a “Mutual Valuation Period”), MSG and such Rollover Holdco Member (or, in the event more than one Rollover Holdco Member is then directing Rollover Holdco to sell Attributable Class A Common Units (or, in the case of a Principal, to also sell Class A Common Units) to MSG or the Company, as applicable, a Person designated by the holders of a majority of Rollover Holdco Class A Common Units then owned by all Rollover Holdco Members who are then directing Rollover Holdco to sell Attributable Class A Common Units (or, in the case of a Principal, to also sell Class A Common Units) to The Madison Square Garden Company, MSG or the Company, as applicable) shall in good faith negotiate the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units as of the date of the exercise of such right. The Person who negotiates with MSG or The Madison Square Garden Company (as applicable, the “MSG FMV Entity”) pursuant to the preceding sentence is referred to as the “Rollover Holdco Member Representative.” If the MSG FMV Entity and the Rollover Holdco Member Representative are unable to reach agreement within 30 days as to such Fair Market Value, then the MSG FMV Entity and the Rollover Holdco Member Representative shall, at a date and time mutually agreed by the MSG FMV Entity and the Rollover Holdco Member Representative (but in any event no later than 30 days after the expiration of the Mutual Valuation Period), each submit to a mutually agreed independent third party (in the event they cannot agree on such an independent third party during such 30-day period, then either of them may request the American Arbitration Association to select such third party) (the “FMV Depository”), its determination of such Fair Market Value. At or prior to the time of such submission, the MSG FMV Entity and the Rollover Holdco Member Representative will each instruct the FMV Depository to keep such submission confidential and not to disclose its contents to any other Person until the other party (either the MSG FMV Entity or the Rollover Holdco Member Representative, as applicable) has also submitted its determination to the FMV Depository. The FMV Depository will also be instructed by the MSG FMV Entity and the Rollover Holdco Member Representative to give copies of each submission to both of them simultaneously promptly (but in any event within one day) after each such determination has been submitted to it. In the event the higher calculation of Fair Market Value submitted to the FMV Depository is no more than 115% of the lower calculation of Fair Market Value submitted to the FMV Depository, then the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units shall be the average of the two. In the event the higher calculation of Fair Market Value submitted to the FMV Depository is more than 115% of the lower calculation of Fair Market Value submitted to the FMV Depository, then the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units shall be the amount determined by the Arbitrator (but in no event greater than the higher calculation of Fair Market Value submitted to the FMV Depository and in no event less than the lower calculation of Fair Market Value submitted to the FMV Depository).

(b) Within 30 days after the submissions of Fair Market Value by the MSG FMV Entity and the Rollover Holdco Member Representative to the FMV Depository pursuant to Section 6.8(a), the MSG FMV Entity and the Rollover Holdco Member Representative shall jointly select a nationally-recognized investment banking firm experienced in valuing businesses such as the Company (in the event they cannot agree on such an investment banking firm during such 30-day period, then either of them may request the American Arbitration Association to select such an investment banking firm) (the “Arbitrator”).

(c) In acting hereunder, the Arbitrator shall be acting as an appraising expert and not as an arbitrator. The Members and the Rollover Holdco Members agree that judgment may be entered upon the determination of the Arbitrator in any court having jurisdiction over the party against which such determination is to be enforced. The Members and the Rollover Holdco Members shall instruct the Arbitrator to determine the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units; provided, however, that such Fair Market Value shall not be higher than the higher of the Fair Market Values submitted by the parties to the FMV Depository pursuant to Section 6.8(a) or lower than the lower of the Fair Market Values submitted by the parties to the FMV Depository pursuant to Section 6.8(a). The fees and expenses of the Arbitrator incurred in connection with Section 6.8 shall be borne by each party (the MSG FMV Entity and the Rollover Holdco Members participating in such sale in accordance with Section 6.11) in the same proportion that the amount by which the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units submitted by such party to the Arbitrator exceeds (or, as applicable, is less than) the Arbitrator’s determination of the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units in accordance with this Section 6.8(c) bears to the difference between the Fair Market Value of such Class A Common Units and/or Attributable Class A Common Units submitted by each party to the Arbitrator.

Section 6.9 Transfers of Preferred Units With Class A Common Units.

(a) In connection with a Rollover Holdco Member’s exercise of a Put on or prior to the fifth anniversary of the date of this Agreement, a Rollover Holdco Member who owns Rollover Holdco Preferred Units shall, at the same time such Rollover Holdco Member directs Rollover Holdco to Transfer the Attributable Class A Common Units that correspond to his, her or its Rollover Holdco Class A Common Units to the Company or The Madison Square Garden Company, as applicable, also have the right to direct Rollover Holdco to Transfer the Attributable Preferred Units that correspond to his, her or its Rollover Holdco Preferred Units owned by such Rollover Holdco Member to The Madison Square Garden Company in accordance with Section 6.11(b), and The Madison Square Garden Company shall have the obligation to purchase such Preferred Units, pursuant to this Section 6.9 (a “Preferred Unit Early Put”) by giving the Company and The Madison Square Garden Company written notice thereof at the same time such Rollover Holdco Member elects to exercise such Put. The amount paid for any Attributable Preferred Units purchased pursuant to a Preferred Unit Early Put shall be the Stated Early Put Value.

(b) In connection with the exercise by MSG or the Company of a Call to purchase any Attributable Class A Common Units on or prior to the date that is 30 days after the fifth anniversary of the date of this Agreement, MSG shall, at the same time it or the Company, as applicable, purchases Attributable Class A Common Units upon exercise of such Call, also have the right to purchase a number of Attributable Preferred Units equal to the number of Rollover Holdco Preferred Units owned by such Rollover Holdco Member, and such Rollover Holdco Member and Rollover Holdco shall have the obligation to sell such Attributable Preferred Units in accordance with Section 6.11, pursuant to this Section 6.9 (a “Preferred Unit Early Call”) by giving such Rollover Holdco Member and (if the Company shall have exercised such Call) the Company written notice of the exercise thereof at the same time as the exercise of such Call (or, in the event the Company shall have exercised such Call, within 30 days after MSG’s receipt of written notice of such exercise). The amount paid for any Attributable Preferred Units purchased by MSG pursuant to a Preferred Unit Early Call will be equal to the Stated Preferred Value.

(c) In the event a Rollover Holdco Member exercises a Preferred Unit Early Put or MSG exercises a Preferred Unit Early Call, then the closing of the purchase and sale of Attributable Preferred Units contemplated thereby shall occur at the same place, date and time as the Transfer of Attributable Class A Common Units contemplated by the Put or Call that gave rise thereto or at such other place, date and time as is mutually agreed upon by MSG (or The Madison Square Garden Company, as applicable) and such Rollover Holdco Member. At such closing, Rollover Holdco and such Rollover Holdco Member shall execute and deliver the Required Transfer Documentation against receipt of the purchase price therefor.

(d) In the event of a Preferred Unit Early Put or Preferred Unit Early Call, then each Rollover Holdco Member shall have the right to direct Rollover Holdco to purchase in accordance with Section 6.11(b) a portion of the Attributable Preferred Units to be otherwise acquired by MSG (or The Madison Square Garden Company, as applicable) pursuant this Section 6.9 in accordance with the procedures set forth in Section 6.6(j) or Section 6.7(h), as the case may be, applied mutatis mutandis; provided that each such Rollover Holdco Member’s right to direct Rollover Holdco to purchase a portion of the Attributable Preferred Units to be acquired shall be equal to such Rollover Holdco Member’s relative Preferred Percentage Share among MSG and all such Rollover Holdco Members.

(e) The consideration paid for the put or call of any Preferred Units purchased by The Madison Square Garden Company, MSG or Rollover Holdco pursuant to this Section 6.9 shall be paid in cash, and, in the case of Rollover Holdco, shall be provided by the applicable Rollover Holdco Member.

(f) In the event that The Madison Square Garden Company, MSG or Rollover Holdco shall purchase any Preferred Units hereunder from any Member, then such purchaser shall for the avoidance of doubt be entitled to receive all amounts that would thereafter have been payable to such Member pursuant to Section 2.1(c) if such Member had not sold his or her Preferred Units to The Madison Square Garden Company, MSG or Rollover Holdco.

Section 6.10 Transfers of Preferred Units Without Class A Common Units.

(a) On or prior to the date that is 151 days after the fifth anniversary of the date of this Agreement, the Company shall deliver written notice to each holder of Preferred Units (and each Rollover Holdco Member holding Rollover Holdco Preferred Units) notifying each such holder of his, her or its right to Transfer (or to direct Rollover Holdco to Transfer) Preferred Units to the Company on the date that is 181 days after the fifth anniversary of the date of this Agreement (which, in the case of any Attributable Preferred Units shall be in accordance with Section 6.11(b)). Upon written notice from any such holder to the Company at any time thereafter of its election to so Transfer (or to direct Rollover Holdco to Transfer) his, her or its Preferred Units, the Company shall have the obligation to purchase such Preferred Units, pursuant to this Section 6.10(a) and in accordance with Section 6.11(b) in the case of Attributed Preferred Units (a “Preferred Unit Put”). The amount paid for any Preferred Units purchased pursuant to a Preferred Unit Put shall be the Stated Preferred Value. Payments to holders of Preferred Units who accept such offer pursuant to this Section 6.10(a) shall be made in proportion to amounts due to them.

(b) At any time, the Company may deliver written notice to (i) each holder of Preferred Units (and each Rollover Holdco Member holding Rollover Holdco Preferred Units) notifying each such holder of his, her or its obligation to Transfer (or, as applicable, to direct Rollover Holdco to Transfer) Preferred Units to the Company on the date set forth in such notice pursuant to this Section 6.10(b) and in accordance with Section 6.11(b) in the case of Attributable Preferred Units, or (ii) a Disapproving Principal and his Principal Rollover Holdco Group (any such notice pursuant to clause (i) or (ii), a “Preferred Unit Call”). The amount paid for any Preferred Units purchased pursuant to a Preferred Unit Call shall be the Stated Preferred Value. Payments to holders of Preferred Units pursuant to this Section 6.10(b) shall be made in proportion to amounts due to them.

(c) In the event one or more holders exercise a Preferred Unit Put or a Preferred Unit Call, then the closing of the purchase and sale of Preferred Units contemplated thereby shall occur at such place, date and time determined by the Company, which shall be (i) in the case of a Preferred Unit Put, the later of (A) the date that is 181 days after the fifth anniversary of the date of this Agreement, and (B) the date that is 10 days following such holder’s election to exercise a Preferred Unit Put, (ii) in the case of a Preferred Unit Call, the date that is 10 days following the election to exercise a Preferred Unit Call, or (iii) in any event at such other place, date and time as is mutually agreed upon by the Company and the Members whose Preferred Units are being purchased pursuant to such Preferred Unit Put or Preferred Unit Call, as applicable. At such closing, such holder (and, any applicable Rollover Holdco Member who owns the Rollover Holdco Preferred Units that correspond to the Attributable Preferred Units being Transferred) shall execute and deliver the Required Transfer Documentation against receipt of the purchase price therefor.

(d) The consideration paid for the put or call of any Preferred Units purchased by the Company pursuant to this Section 6.10 shall be paid in cash.

Section 6.11 Transfers of Attributable Interests.

(a) To the extent any Rollover Holdco Member elects (or, as applicable, commits to elect) to direct Rollover Holdco to purchase (i) Preemptive Securities pursuant to Section 1.4, (ii) Offered Securities pursuant to Section 6.3(d) (other than any Offered Securities pursuant to Section 6.3(d) that are Rollover Holdco Interests), (iii) Attributable Class A Common Units pursuant to Section 6.6(g) or Section 6.7(h), or (iv) Attributable Preferred Units pursuant to Section 6.9(d), (x) such Rollover Holdco Member shall contribute the purchase price payable in respect of such Preemptive Securities, Offered Securities, Attributable Class A Common Units or Attributable Preferred Units, as the case may be, to Rollover Holdco in exchange for Rollover Holdco Interests that correspond to the Attributable Interests in the Company, in accordance with the Rollover Holdco LLCA, (y) Rollover Holdco shall use the proceeds of such contribution to purchase Interests in accordance with the terms of this Agreement, and (z) such Interests shall be deemed Attributable Interests of such Rollover Holdco Member for purposes of this Agreement from and after such acquisition; provided, however, that in any such case where the transferee is a Rollover Holdco Member, such Transfer shall be effectuated by a direct Transfer of Rollover Holdco Interests between the applicable Rollover Holdco Members.

(b) At the closing of any Transfer of Attributable Class A Common Units or Attributable Preferred Units by Rollover Holdco pursuant to Section 6.3 (Right of First Offer), 6.4 (Tag-Along Rights), 6.5 (Drag-Along Rights), 6.6 (Put Right), 6.7 (Call Right), 6.9 (Transfers of Preferred Units With Class A Common Units) or 6.10 (Transfers of Preferred Units Without Class A Common Units) or otherwise (other than a Permitted Transfer of Attributable Class A Common Units or Attributable Preferred Units), notwithstanding anything to the contrary in this Article VI that contemplates Rollover Holdco as the transferor of such Attributable

Interests, (i) Rollover Holdco will distribute a number of Attributable Class A Common Units or Attributable Preferred Units (as applicable) in full redemption of an equivalent number of Rollover Holdco Class A Common Units or Rollover Holdco Preferred Units (as applicable) held by the Rollover Holdco Member participating in such Transfer, and (ii) such Rollover Holdco Member shall Transfer such Attributable Class A Common Units or Attributable Preferred Units (as applicable) to the applicable transferee thereof in accordance with the other terms of this Article VI that are mutatis mutandis applicable to such Transfer; provided, however, that if the Principals unanimously so elect, Rollover Holdco shall (x) Transfer the Attributable Class A Common Units or Attributable Preferred Units (as applicable) to the applicable transferee thereof in accordance with the other terms of this Article VI applicable to such Transfer and (y) distribute the proceeds received by Rollover Holdco to such Rollover Holdco Member in full redemption of the Rollover Holdco Class A Common Units or Rollover Holdco Preferred Units (as applicable) corresponding to such Attributable Class A Common Units or Attributable Preferred Units (as applicable); provided, further, however, that in any such case where the transferee is a Rollover Holdco Member, such Transfer shall be effectuated by direct Transfer of Rollover Holdco Interests between the applicable Rollover Holdco Members. On any redemption of Rollover Holdco Interests referred to in the prior sentence, the Rollover Holdco Member whose Rollover Holdco Interests are being redeemed shall execute and deliver the Required Transfer Documentation against receipt of the purchase price therefor.

Section 6.12 Other Rollover Holdco Member Put and Call Rights.

(a) The Other Rollover Holdco Member set forth on Schedule 6.12(a) may elect to Put all of his, her, or its Attributable Class A Common Units or Attributable Preferred Units (as applicable) during the 30-day period following the fifth, seventh or ninth anniversary of the date of this Agreement and otherwise in accordance with the terms of an Employee Rollover Holdco Member Post-Year 5 Put (other than the limitations on the amount of Units to be Transferred set forth in clauses (i) and (ii) of the second sentence of Section 6.6(d)) under Section 6.6, applied mutatis mutandis. In the event of a Principal Good Leaver Put, Principal Early Leaver Put, Principal Post-Year 5 Put, Principal Pre-Year 5 CoC Put, Principal Post-Year 5 CoC Put, Principal Leaver Call, Principal Early Leaver Call or Principal Post-Year 5 Call, MSG or the Company, as applicable, may elect to Call all of such Other Rollover Holdco Member’s Attributable Class A Common Units or Attributable Preferred Units (as applicable) in accordance with the terms of Section 6.7, applied mutatis mutandis; provided, however, that the Early Leaver Discount shall not apply if such Call is a result of a Principal Early Leaver Put or Principal Early Leaver Call.

(b) The Other Rollover Holdco Members set forth on Schedule 6.12(b) may elect to Put all of his, her, or its Attributable Class A Common Units or Attributable Preferred Units (as applicable) after the fifth anniversary, but only in the event of a Principal Post-Year 5 Put, Principal Post-Year 5 CoC Put, Principal Post-Year 5 Call, Employee Rollover Holdco Member Post-Year 5 Put or Employee Rollover Holdco Member Post-Year 5 Call in accordance with the terms of Section 6.6 applied mutatis mutandis (other than the limitations on the amount of Units to be Transferred set forth in clauses (i) and (ii) of the second sentence of Section 6.6(d)). In the event of a Principal Good Leaver Put, Principal Early Leaver Put, Principal Post-Year 5 Put, Principal Pre-Year 5 CoC Put, Principal Post-Year 5 CoC Put, Principal Leaver Call, Principal Early Leaver Call, Principal Post-Year 5 Call, Employee Rollover Holdco Member Post-Year 5 Put or Employee Rollover Holdco Member Post-Year 5 Call, MSG or the Company, as applicable, may elect to Call all of such Other Rollover Holdco Member’s Attributable Class A Common Units or Attributable Preferred Units (as applicable) in accordance with the terms of Section 6.7 applied mutatis mutandis; provided, however, that the Early Leaver Discount shall not apply if such Call is a result of a Principal Early Leaver Put or Principal Early Leaver Call.

Article VII

Dissolution; Liquidation

Section 7.1 Dissolution. The Company shall dissolve upon the earliest to occur of: (a) the determination of the Board, subject to the Approval Rights; (b) the sale of all or substantially all of the Company’s assets; and (c) the entry of a decree of judicial dissolution against the Company in accordance with the Act.

Section 7.2 Liquidation and Distribution. On dissolution of the Company, the Board shall act as liquidator or may appoint one or more other Persons as liquidator (which Persons shall act as liquidator subject to the supervision of the Board). The liquidator shall proceed diligently, in good faith and in accordance with applicable law to wind up the affairs of the Company and make final distributions as provided in this Agreement. The costs of liquidation shall be borne as a Company expense. Until final distribution, the Board shall (without limitation of the Approval Rights) continue to operate the Company as provided for in this Agreement. The steps to be accomplished by the liquidator are as follows:

(a) as promptly as practicable after dissolution and again after final liquidation, the liquidator shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b) the liquidator shall pay from the Company’s funds all of the debts and liabilities of the Company (including all expenses incurred in liquidation) or otherwise make adequate provision for them (including the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine);

(c) the liquidator shall sell at auction to the highest bidder all Company property, with each Member having the right to bid thereon; and

(d) any remaining unsold Company property, and any proceeds from the disposition of Company property, shall be distributed to the Members in accordance with Section 2.1.

In the event of a sale by the Members of all of their Units to a third party, distributions subsequently made to the Members shall be determined in accordance with this Section 7.2(d).

Section 7.3 Certificate of Cancellation. Upon completion of the winding up of the affairs of the Company, the Board or the other Person or Persons selected to act as liquidator of the Company shall promptly file a certificate of cancellation with the Secretary of State of Delaware.

Article VIII

Miscellaneous

Section 8.1 Certain Interpretive Matters. As used herein: (a) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender (or the neuter), and words that are neuter shall be held to include each gender, in each case as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) Article, Section, paragraph and Exhibit references are to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (d) unless the context otherwise requires, the word “or” is not exclusive; (e) the headings of the sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any provision hereof; (f) except as expressly provided in this Agreement, in the event a party is entitled to take any action (or refrain from taking any action), such party may determine whether to take such action in its sole discretion. Whenever the words “included,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (g) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words in a visible form; (h) references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder; and (i) references to any Person include the successors and permitted assigns of that Person.

Section 8.2 Notices. All notices or other communications required or permitted hereunder shall be given in writing and given by certified or registered mail, return receipt requested, nationally recognized overnight delivery service, such as Federal Express or personal delivery against receipt to the party to whom it is given, in each case, at such party’s following address or such other address as such party may hereafter specify by notice to the other parties hereto given in accordance herewith:

If to the Company, to:

TAO Group

1350 Avenue of the Americas, Suite 710

New York, NY 10019

Attention:	Marc Packer Richard Wolf Noah Tepperberg Jason Strauss

with a copy to each of the Qualified Principals at his address set forth on a signature page to this Agreement and a copy to:

The Madison Square Garden Company

Two Pennsylvania Plaza

New York, NY 10121

Attention: General Counsel

and a copy to:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, NY 10004

Attention: Kenneth A. Lefkowitz

If to any Member, to the address of such Member set forth on a signature page hereto.

If to The Madison Square Garden Company, to the address of The Madison Square Garden Company set forth on a signature page hereto.

Any such notice or other communication shall be deemed to have been given as of the date so personally delivered (or, if delivered after normal business hours, on the next business day), on the next business day when sent by overnight delivery services or five days after the date so mailed if by certified or registered mail.

Section 8.3 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the respective heirs, executors, administrators, personal representatives, successors and permitted assigns of each of the parties hereto (for the avoidance of doubt, it is understood that the heirs, executors, administrators or personal representatives of a Principal shall not have any rights of such Principal under Section 4.1(g)). Any purported assignment (including any Transfer) in violation of this Agreement shall be null and void ab initio.

Section 8.4 No Third Party Beneficiary. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and, except as provided in Section 4.4 with respect to Indemnified Persons and MSG Indemnitors (which is intended to and shall inure to the benefit of, and may be enforced by, each Indemnified Persons or MSG Indemnitor, as the case may be), nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Without limitation of the right of any Indemnified Person or MSG Indemnitor directly to bring and to maintain an action pursuant to Section 4.4 hereof, a Member may make any indemnification claim under, and may bring and maintain any action in respect of, Section 4.4 hereof on behalf of any Indemnified Person or MSG Indemnitor.

Section 8.5 Entire Agreement. This Agreement and the other Transaction Documents embody the entire agreement and understanding of the parties and their respective Affiliates with respect to the transactions contemplated hereby and merges in, supersedes and cancels all prior written or oral commitments, arrangements or understandings with respect thereto.

Section 8.6 Amendment; Waiver. This Agreement and the Company’s certificate of formation may be amended at any time only in an instrument signed by the Company and MSG; provided, however, that: (a) any amendment, modification or waiver that (x) terminates or adversely modifies any express rights of the Principals set forth in Sections 1.2(b) (Issuance of Membership Interests), 1.3 (Capital Accounts), 1.4 (Preemptive Right), 1.5 (Budget), Section 1.6 (Term) (in a manner that would limit the term to a period ending prior to the fifth anniversary of the date of this Agreement), Article II (Distributions; Allocations of Profits and Losses), 3.5 (Financial Statements; K-1), 3.6 (Additional Information; Access), Article IV (Administration and Management), Article V (Meetings and Voting), Article VI (Transfers), 7.1 (Dissolution), 7.2 (Liquidation and Distribution), 8.6 (Amendment; Waiver), 8.7 (Specific Performance), 8.9 (Governing Law; Submission to Jurisdiction), 8.10 (Waiver of Jury Trial), 8.12 (No Presumption), 8.13 (Exercise of Contractual Rights) or corresponding definitions under Exhibit A, or (y) requires any Principal or its Affiliates to contribute capital of the Company, incur an out-of-pocket financial obligation or be subject to any non-compete agreement or other similar restrictive covenant, may be made at any time only in an instrument signed by the Company, MSG and, if the Qualified Percentage Share is at least 7%, the Principal Base (it is understood and agreed that, without limiting clause (b) below, the granting of rights (which may be the same, or superior to, those granted to any Principal in this Agreement) to any current or future Member or that is made in order to grant such rights to any current or future Member will not be deemed to terminate or adversely modify any such express rights of the Principals); (b) pursuant to Section 4.1(g)(iii)(A), any amendment, modification or waiver that adversely affects the Principals disproportionately relative to other Members may be made at any time only in an instrument signed by the Company, MSG and the unanimous approval of the Principals who are so adversely affected for so long as such Principals or their Principal Rollover Holdco Groups are Rollover Holdco Members; (c) any amendment, modification or waiver that (1) extends the date upon which a holder would be entitled to elect a Preferred Unit Put pursuant to Section 6.10(a) or (2) adversely modifies the definition of Preferred Return may be made at any time only in an instrument signed by the Company, MSG and the unanimous approval of Principals who hold Preferred Units for so long as such Principals or their Principal Rollover Holdco Groups are Rollover Holdco Members; provided, however, that in the event a Principal shall not approve an amendment, modification or waiver referred to in this clause (c) (such Principal, a “Disapproving Principal”) that is approved by each of the other Principals, then a number of Attributable Preferred Units equal to the number of Rollover Holdco Preferred Units held by such Disapproving Principal and his

Principal Rollover Holdco Group may be repurchased by MSG (without any obligation on the part of MSG to do so) on the same terms as are, mutatis mutandis, set forth in Section 6.9 or by the Company (without any obligation on the part of the Company to do so) on the same terms as are, mutatis mutandis, set forth in Section 6.10 and in accordance with Section 6.11 and (d) in addition to the foregoing provisions, any amendment, modification or waiver of the rights or obligations of The Madison Square Garden Company under this Agreement (including any of its rights or obligations under Article VI) may be made only in an instrument that is signed by The Madison Square Garden Company. Any party hereto may, only by an instrument in writing, waive compliance by any other party or parties hereto with any term or provision hereof on the part of such other party or parties hereto to be performed or complied with. The Rollover Holdco LLCA may not be amended, and no term or provision of the Rollover Holdco LLCA may be waived, without the prior written consent of MSG. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach. Except as expressly provided herein, the rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

Section 8.7 Specific Performance. Each party hereto acknowledges that a breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section 8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

Section 8.9 Governing Law; Submission to Jurisdiction. Except as and to the extent provided in Section 4.6(b), this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware that apply to contracts made and performed entirely within such state. Except as and to the extent provided in Section 4.6(b), the parties hereto irrevocably submit, in any legal action or proceeding relating to this Agreement, to the exclusive jurisdiction of the Delaware Court of Chancery in and for New Castle County (and the appellate courts thereof) for any actions, suits or proceedings arising out of or relating to this Agreement or the matters contemplated hereby, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over any such action, suit, proceeding or matter, the United States District Court for the District of Delaware (and the appellate courts thereof), or in the event (but only in the event) that such United States District Court for the District of Delaware also does not have subject matter jurisdiction over such action, suit, proceeding or matter, any Delaware state court sitting in New Castle County (and the appellate courts thereof) (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts) and consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum. Each party agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 8.10 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

Section 8.11 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties further agree that any court of competent jurisdiction that makes any such holding is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Agreement as so modified by such court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.

Section 8.12 No Presumption. With regard to each and every term and condition of this Agreement, the Company, Rollover Holdco and each of the Members and Rollover Holdco Members understand and agree that the same has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement.

Section 8.13 Exercise of Contractual Rights. Each Member and Rollover Holdco Member recognizes, acknowledges and agrees that the Principals, MSG, The Madison Square Garden Company, Rollover Holdco, the Employee Rollover Holdco Members and the Board have substantial financial interests in the Company to preserve and that, to the fullest extent permitted by law, except as otherwise provided (if at all) in Section 4.3, the exercise by any Principal, Director, Member, The Madison Square Garden Company or Rollover Holdco Member of his, her or its rights under this Agreement (including any exercise by a Principal, Director, Member or Rollover Holdco Member of any right to authorize or approve (or refrain from authorizing or approving) any transaction to which the Company is or may be a party) may be made by such Principal, Director, Member, The Madison Square Garden Company or Rollover Holdco Member in his, her or its sole discretion and shall not be deemed to constitute a lack of good faith, breach of fiduciary duty or unfair dealing.

[The next page is the signature page]

The parties hereto have executed this Second Amended and Restated Limited Liability Company Agreement as of the date first written above.

TAO GROUP HOLDINGS LLC

By:	/s/ Marc Packer
	Name:	Marc Packer
	Title:	Co-President

By:	/s/ Richard Wolf
	Name:	Richard Wolf
	Title:	Co-President

By:	/s/ Noah Tepperberg
	Name:	Noah Tepperberg
	Title:	Co-President

By:	/s/ Jason Strauss
	Name:	Jason Strauss
	Title:	Co-President

[Member signatures begin on the next page]

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

MSG TG, LLC

By:	/s/ David O’Connor
	Name:	David O’Connor
	Title:	President & Chief Executive Officer

Address:

The Madison Square Garden Company
Two Pennsylvania Plaza
New York, NY 10121
Attention: General Counsel

and a copy to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY 10004
Attention: Kenneth A. Lefkowitz

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

Solely with respect to its rights and obligations under Sections 6.6 (other than 6.6(c) and 6.6(d)), 6.8, 6.9 (other than 6.9(b)) and Article VIII (insofar as Article VIII relates to its rights and obligations under Sections 6.6 (other than 6.6(c) and 6.6(d)), 6.8 and 6.9 (other than 6.9(b)):

THE MADISON SQUARE GARDEN COMPANY

By:	/s/ David O’Connor
	Name:	David O’Connor
	Title:	President & Chief Executive Officer

Address:

The Madison Square Garden Company
Two Pennsylvania Plaza
New York, NY 10121
Attention: General Counsel

and a copy to:

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY 10004
Attention: Kenneth A. Lefkowitz

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

TG ROLLOVER HOLDCO LLC

By:	/s/ Marc Packer
	Name:	Marc Packer
	Title:	Co-President

By:	/s/ Richard Wolf
	Name:	Richard Wolf
	Title:	Co-President

By:	/s/ Noah Tepperberg
	Name:	Noah Tepperberg
	Title:	Co-President

By:	/s/ Jason Strauss
	Name:	Jason Strauss
	Title:	Co-President

Address:
TAO Group
1350 Avenue of the Americas, Suite 710
New York, NY 10019
Attention: Marc Packer

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Ariel J. Deckelbaum

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

/s/ Marc Packer
MARC PACKER*

Address:
TAO Group
1350 Avenue of the Americas, Suite 710
New York, NY 10019
Attention: Marc Packer

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Ariel J. Deckelbaum

* A Principal

/s/ Jason Strauss
JASON STRAUSS*

Address:

Attention:

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Ariel J. Deckelbaum

* A Principal

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

/s/ Noah Tepperberg
NOAH TEPPERBERG*

Address:

Attention:

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Ariel J. Deckelbaum

* A Principal

/s/ Richard Wolf
RICHARD WOLF*

Address:

Attention:

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Ariel J. Deckelbaum

* A Principal

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

/s/ Marc Packer
Marc Packer

MP TRUST

/s/ Marc Packer
Marc Packer
Trustee

H.D. PROJECT MANAGEMENT INC.

/s/ Marc Packer
Marc Packer
President

/s/ Jason Strauss
Jason Strauss

JASON STRAUSS REVOCABLE TRUST

/s/ Jason Strauss
Jason Strauss

/s/ Noah Tepperberg
Noah Tepperberg

NOAH TEPPERBERG REVOCABLE TRUST

/s/ Noah Tepperberg
Noah Tepperberg

/s/ Richard Wolf
Richard Wolf

MAMBO PRODUCTIONS, INC.

/s/ Richard Wolf
Richard Wolf
President

WOLF FAMILY TRUST

/s/ Richard Wolf
Richard Wolf
Trustee

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

STRATEGIC EVENT MANAGEMENT &
MARKETING, INC.
STRATEGIC MANAGEMENT SERVICES
OF NEVADA INC.

/s/ Jason Strauss
Jason Strauss

/s/ Noah Tepperberg
Noah Tepperberg

/s/ Adam Gewanter
Adam Gewanter

/s/ Amanda Smear Baudier
Amanda Smear Baudier

/s/ Andrew Goldberg
Andrew Goldberg

/s/ Bill Bonbrest
Bill Bonbrest

/s/ Carlos Steve Morales
Carlos Steve Morales

/s/ Chris Santos
Chris Santos

FAST HANDS, INC.

/s/ Chris Santos
Chris Santos
President

/s/ Ralph Scamardella
Ralph Scamardella

DN2M88 CONSULTING INC.

/s/ Ralph Scamardella
Ralph Scamardella
President

/s/ Hing Yip Yim
Hing Yip Yim

/s/ Paul Goldstein
Paul Goldstein

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

HOSPITALITY IS THE KEY LLC

/s/ Paul Goldstein
Paul Goldstein

JBOLES HOSPITALITY, LLC

/s/ Jared Boles
Jared Boles
Managing Partner

/s/ Jennifer Rucker
Jennifer Rucker

/s/ Kim Russen
Kim Russen

/s/ Jonathan Schwartz
Jonathan Schwartz

/s/ Judith Tepperberg
Judith Tepperberg

KZD BUNCH INC.

/s/ Thomas Gillespie
Thomas Gillespie
President

LITTLE CRAB LLC

/s/ Jonathan Kavourakis
Jonathan Kavourakis

/s/ Matt Strauss
Matt Strauss

/s/ Michael Garten
Michael Garten

/s/ Michael Rea
Michael Rea

/s/ Michael St. Pierre
Michael St. Pierre

/s/ Richard Thomas
Richard Thomas

MONEY MATTERS PRODUCTIONS, LLC

/s/ Louis Abin
Louis Abin
President

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

/s/ Romain Pavee
Roman Pavee

/s/ Emmanuel Maris
Emmanuel Maris

DUSTIN PAUL TERRY INC.

/s/ Dustin Terry
Dustin Terry
President

/s/ Lauren Kaminsky Goldman
Lauren Kaminsky Goldman

/s/ Mark Wasserman
Mark Wasserman

MATTHEW ASSANTE PRODUCTIONS INC.

/s/ Matthew Hundzynksi
Matthew Hundzynski
President

TAO Group Holdings LLC

Second Amended and Restated Limited Liability Company Agreement Signature Page

EXHIBIT A

DEFINITIONS

1. For purposes of the Agreement to which this Exhibit A is attached, the following terms shall have the respective meanings specified below.

“Act” means the Delaware Limited Liability Company Act, as amended from time-to-time.

“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s capital accounts as of the end of the relevant Company Fiscal Year, after giving effect to the following adjustments: (a) credit to such capital account any amounts that such Member is deemed to be obligated to restore pursuant to the penultimate sentence in Treasury Regulation §§ 1.704-2(g)(1) and 1.704-2(i)(5); and (b) debit to such capital account the items described in Treasury Regulation §§ 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6). The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Treasury Regulation §1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted EBITDA” means, with respect to any period, (a) EBITDA for such period plus (b) any expenses of the Company or any of its Subsidiaries with respect to (x) salaries, bonuses or other compensation (other than distributions in respect of Units) required to be paid to the Principals during such period pursuant to (A) such Principals’ Employment Agreements and the bonus and incentive arrangements set forth on Exhibit E (it is understood that any amounts that are paid to the Principals even though there is no contractual obligation to do so will not be added to EBITDA for purposes of this definition), or (B) during the period beginning on December 26, 2016 through the Closing, pursuant to management fee obligations to such Principals required to be paid with respect to such period pursuant to the written Contracts provided to MSG prior to the date of this Agreement and (y) to the extent recorded as an expense by the Company during such period, any MSG Payments (including any interest accrued thereon during such period) so recorded.

“Affiliate” means, with respect to any Person, any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first Person; provided, however, that, (a) for purposes of Sections 4.6, 4.7 and 4.8 and clauses (ii) and (iii) of Section 6.5(d) of the Agreement, Affiliates of MSG shall only include The Madison Square Garden Company and Persons directly or indirectly controlled by The Madison Square Garden Company, and (b) for purposes of the definition of Excluded Securities, Affiliates of MSG shall only include (i) The Madison Square Garden Company and Persons directly or indirectly controlled by The Madison Square Garden Company and (ii) any Person under common control with The Madison Square Garden Company, but only for so long as such Person is under common control with The Madison Square Garden Company.

“Agreed Value” means: (a) with respect to all property hereafter transferred to the Company as a capital contribution, the Fair Market Value of the property on the date that it is contributed to the Company; (b) with respect to all property distributed by the Company to a Member, the Fair Market Value of the property on the date of distribution; and (c) with respect to the revaluation of Company property, the Fair Market Value of such Company property at the time of the event requiring such revaluation.

“Agreement” means the Second Amended and Restated Limited Liability Company Agreement of TAO Group Holdings LLC, as the same may be in effect from time-to-time.

“Approval Rights” means the rights set forth in Section 4.1 (g), (h) and (i) of the Agreement.

“Available Cash” means, as of any time, cash on hand of the Company and its wholly-owned Subsidiaries, reduced by, without duplication: (a) any reserves reasonably determined by the Board for the estimated obligations of the Company and its Subsidiaries during the succeeding 12-month period for debt servicing, other fixed and contingent liabilities, working capital and capital expenditures (including commitments contemplated by the Budget or Business Plan); (b) amounts the Company will need to pay in order to make distributions pursuant to Section 2.1(b) of the Agreement; and (c) $10,000,000, less any capacity the Company may have under any “revolver” at such time, for the amount of any unidentified potential opportunities (utilization subject to Board approval) and the amount reserved for capital expenditures pursuant to the applicable Budget.

“B Rated Note” means a promissory note that matures and is payable in full within three years of issuance that (a) receives a credit rating of a “B” or higher by any of Moody’s, Standard & Poor’s or Fitch Ratings Inc. (and if none are engaged in the rating business at the time, a rating firm that is internationally recognized), taking into account all of its terms (including covenants, collateral, guarantees, other credit support, etc., if applicable), (b) has an interest rate based on the single B component of the Bloomberg Barclays US Corporate High Yield Total Return Index Value Unhedged USD (LF98TRUU:IND) as of the close of business on the day prior to the issuance date, which can be viewed using the Barclays Live service and (c) is transferable at any time subject to the consent of the MSG Company Successor (such consent not to be unreasonably withheld, conditioned or delayed).

“Bankruptcy” means, with respect to a Person, the happening of any of the following: (a) the filing of an application by such Person for, or a consent to, the appointment of a trustee of all or a portion of the Person’s assets for the benefit of creditors generally, (b) the filing by such Person of a voluntary petition in bankruptcy or the filing of a pleading in any court of record admitting in writing the Person’s inability to pay the Person’s debts generally as they come due, (c) the making by such Person of a general assignment for the benefit of creditors, or (d) the entry of an order, judgment or decree by any court of competent jurisdiction adjudicating such Person as bankrupt or appointing a trustee of all or a portion of the Person’s assets for the benefit of creditors generally, and such order, judgment or decree continuing unstayed and in effect for a period of 90 days.

“BBA” means the Bipartisan Budget Act of 2015.

“Board” means the Company’s board of managers (it is understood that the individuals serving on the Board are referred to as “Directors”).

“Board Approval Rights” means the rights set forth in Section 4.1(c) and (h) of the Agreement.

“Book Value” means, with respect to any Company property, its adjusted tax basis; provided, however, that with respect to any Company property the Agreed Value of which differs from its adjusted tax basis at the time of its contribution to or distribution from the Company or a revaluation, Book Value shall be its Agreed Value, as adjusted in a manner consistent with the determination of Depreciation and Net Income or Net Loss.

“Cash Flow Deficiency” means, at any time, the Board’s good faith determination that the Company, absent an infusion of funds, is not reasonably likely to be able to meet its cash obligations in the ordinary course of business as they become due at any point over the subsequent 12 months (taking into account the Company’s customary practice with respect to payment).

“Cause” means, with respect to any Rollover Holdco Member, the meaning assigned to such term in such Rollover Holdco Member’s employment agreement between the Company or one of its Subsidiaries, on the one hand, and such Rollover Holdco Member, on the other hand, or, if such Rollover Holdco Member has no such employment agreement or no such term is assigned therein, Cause shall mean any of the following: (i) the commission by such Rollover Holdco Member of an act of fraud, embezzlement, misappropriation, willful misconduct, or gross negligence against the Company or any of its subsidiaries or affiliates; (ii) the commission by such Rollover Holdco Member of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony; (iii) a willful breach of Article VI; (iv) such Rollover Holdco Member’s willful and material failure or refusal to comply with the policies and procedures of the Company or its subsidiaries or affiliates, perform his duties, as specified by the Company or its subsidiaries or affiliates, diligently and in a manner consistent with prudent business practice, or carry out a reasonable lawful instruction or directive of the Company that is within the scope of such Rollover Holdco Member’s duties; provided, that, with respect to clauses (iii) or (iv) above, such Rollover Holdco Member shall be provided a 30-day period after receipt of written notice to such Rollover Holdco Member which specifically identifies in reasonable detail such events or occurrences which constitute “Cause” (the “Cause Notice”) in order to cure any such events or occurrences (which cure period shall be extended for an additional 15 days to the extent such Rollover Holdco Member diligently continues to pursue such cure throughout the preceding 30-day period), and if the Company fails to provide the Cause Notice within 60 days following actual knowledge by the Company of the events or occurrences which it believes constitute Cause (such 60-day period, the “Cause Notice Period”), then the Company will be deemed to have waived its right to terminate such Rollover Holdco Member for Cause with respect to those events or occurrences of which the Company received actual knowledge 60 days prior to the expiration of the Cause Notice Period; provided, however, that Cause shall continue to have the meaning assigned to such term in any such employment agreement following the expiration or termination thereof unless expressly agreed otherwise in writing by the Company and such Rollover Holdco Member.

“Claim” has the meaning set forth in the Transaction Agreement.

“Class A Common Units” means the allocation of Interests designated as Class A Common Units on Exhibit B to the Agreement.

“Code” means the Internal Revenue Code of 1986, as amended, including amendments made by the BBA.

“Commercially Reasonable Debt” means non-recourse indebtedness for borrowed money from a third party with an interest rate of no more than LIBOR + 10% and that would not require any third party consent (e.g., the consent of other lenders to the Company) without unreasonable expense or delay (it is understood and agreed that Commercially Reasonable Debt may include amendments to existing indebtedness for borrowed money of the Company and its Subsidiaries if the cost of obtaining such amendment (after giving effect to interest rates and fees paid upon obtaining such amendment and other costs and going forward) would be less than the cost of new third party indebtedness for borrowed money that otherwise satisfies this definition).

“Company Loan Agreement” means (a) the Credit Agreement and any Contract in respect of Debt in respect of any refinancings or replacements of such Credit Agreement that is hereafter binding upon the Company, and (b) any Contract in respect of Debt that is incurred during a Cash Flow Deficiency in accordance with Section 4.2.

“Credit Agreement” means the Credit and Guaranty Agreement among TAO Group Operating LLC, Intermediate Holdings, certain Subsidiaries of TAO Group Operating LLC, Goldman Sachs Specialty Lending Group, L.P., and various lenders party thereto, dated as of the date of this Agreement.

“Credit Agreement Default” means, at any time, (i) the Board’s good faith determination that the Company, absent an infusion of funds, is reasonably likely to trigger a “Default” or an “Event of Default” under the Credit Agreement (or equivalent term in any Contract described in clause (a) of the definition of “Company Loan Agreement”) or (ii) the occurrence of an “Event of Default” under the Credit Agreement (or equivalent term in any Contract described in clause (a) of the definition of “Company Loan Agreement”) that has not been cured.

“Company Minimum Gain” means, with respect to each Nonrecourse Liability, the amount of gain (of whatever character) that would be realized by the Company if it disposed of the Company property subject to such liability in a taxable transaction in full satisfaction of such liability (and for no other consideration), and by then aggregating the amounts so computed. It is further understood that Company Minimum Gain shall be determined in a manner consistent with the rules of Treasury §1.704-2(d), including the requirement that if the Book Value of property (as determined for purposes of computing Net Income and Net Loss) subject to one or more Nonrecourse Liabilities differs from its adjusted tax basis, Company Minimum Gain shall be determined with reference to such Book Value.

“Contract” means any contract, lease, deed, mortgage, license, instrument, note, commitment, undertaking, indenture, joint venture and any other agreement, commitment, binding arrangement or binding understanding, whether written or oral.

“Cumulative EBITDA” means, with respect to any period, the cumulative Adjusted EBITDA for the period beginning December 26, 2016 and ending on the last day of such period.

“Debt” of any Person means, without duplication, (a) all indebtedness for borrowed money of, or advances to, such Person (whether secured or unsecured); (b) all notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money of such Person, including all obligations evidenced by notes, bonds, debentures or other similar instruments; (c) all obligations under conditional sale or other title retention agreements relating to property acquired by such Person; (d) all obligations in respect of the deferred purchase price of property or services, including earn-out or similar contingent arrangements; (e) all obligations of the type described in clauses (a) – (d) and (f) – (j) of others secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not such obligation secured thereby has been assumed; (f) guaranties of such Person securing obligations of others including those of the type described in clauses (a) – (e) and (g) – (j); (g) all obligations of such Person under capital leases, purchase money obligations or surety bonds; (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, to the extent drawn, and letters of guaranty; (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (j) the net termination obligations of such Person of all interest rate and other hedging agreements, in each case excluding any intercompany indebtedness; (k) any prepayment premiums, accrued interest, fees and expenses of such Person related to any of the items in clauses (a) - (j); and (l) all outstanding obligations of such Person in respect of dividends or other distributions (in cash or in kind) with respect to any equity securities; provided, however, that, for the avoidance of doubt, accounts payable and other trade payables in the ordinary course of business shall not constitute Debt.

“Depreciation” means, for each Company Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Company Fiscal Year for federal income tax purposes, except that if the Book Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Company Fiscal Year, Depreciation shall be determined in accordance with Treasury Regulation §1.704-3(d)(2) or, if not applicable, shall be an amount that bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Company Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for Federal income tax purposes of an asset at the beginning of such Company Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Book Value using any reasonable method selected by the Board.

“Directors” means the Company’s directors, as provided for in Section 4.1 of the Agreement. Each individual from time to time named as a Director is hereby designated as a “manager” (within the meaning of the Act) of the Company.

“Disability” with respect to any Rollover Holdco Member for purposes of the Agreement means such Rollover Holdco Member is unable to perform, during a consecutive 180-day period more than 80% of the material duties of such Rollover Holdco Member’s job function with the Company or any of its Subsidiaries.

“Distribution Priorities” means the values to which a holder of Interests would be entitled if the Company was sold at the Fair Market Value (as such value is implied from the value to be paid to the holders of the Interests Transferred in such sale) and the net proceeds of such sale (after making adequate provision for all debts and liabilities of the Company) were distributed in accordance with the relative rights and privileges set forth in Article VII. For the avoidance of doubt, as of the date of this Agreement, any such net proceeds in respect of the Class A Common Units would be allocated in accordance with Percentage Shares.

“Early Leaver Discount” means Fair Market Value reduced by (a) a 12.5% discount for every year prior to the fifth anniversary of the date of the Agreement that a Principal Early Leaver Put, Principal Early Leaver Call or Employee Rollover Holdco Member Leaver Call, as applicable, is exercised (e.g., a Principal Early Leaver Put, Principal Early Leaver Call or Employee Rollover Holdco Member Leaver Call exercised between the third and fourth anniversary would be subject to 25% discount to Fair Market Value); and (b) the financial contribution and value for any venues not yet open at the time of such Principal Early Leaver Put, Principal Early Leaver Call or Employee Rollover Holdco Member Leaver Call.

“EBITDA” means, with respect to any period, the sum of the amounts for such period of (a) the consolidated net income of the Company and its Subsidiaries during the 12-month period ending on the last day of the most recently completed fiscal quarter, plus (b) interest expense which has been deducted in the determination of such net income, plus (c) U.S. federal, state and local income and non-U.S. income taxes which have been deducted in determining such net income, plus (d) depreciation and amortization expenses which have been deducted in determining such net income. The foregoing components of EBITDA will be determined in accordance with GAAP.

“Economic Risk of Loss” means, with respect to any liability of the Company, the economic risk of loss borne by a Member with respect to such liability as determined under Treasury Regulation §1.752-2(a).

“Effective Time” has the meaning assigned thereto in the Transaction Agreement.

“Eligible Party” means MSG, the Principals who are Members and the Rollover Holdco Members.

“Equity Incentive Plan” means any equity incentive plan for approved by the Board (it is understood that no Equity Incentive Plan will permit grants of equity to any Principal or any Affiliate of any Principal).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Securities” means, other than with respect to securities issued to MSG or any of its Affiliates that are referred to in the following clauses (a), (b), (c) or (e) as to which the rights of the Members in Section 1.4 of the Agreement have not been waived by a majority of the Principals who are employed by the Company or any of its Subsidiaries at the time of such issuance:

(a) securities issued as consideration for the acquisition of all or substantially all of the business or voting stock of any individual or entity or any division, line of business or other business unit of such individual or entity;

(b) securities issued in connection with any borrowings, direct or indirect, from third parties by the Company or any of its Subsidiaries, including any type of loan or payment evidenced by any type of debt instrument (including, without limitation, any equity features including warrants, options or other rights to purchase Interests);

(c) securities issued to employees, consultants, officers or directors of the Company or any of its Subsidiaries pursuant to any equity option, equity purchase or equity bonus plan, agreement or arrangement;

(d) securities issued in connection with any stock split, stock dividend or recapitalization of the Company;

(e) securities issued as consideration for corporate partnering or other strategic transactions;

(f) securities issued upon exercise, exchange or conversion of any securities that are included in this definition of “Excluded Securities”; and

(g) any right, option or warrant to acquire any security convertible into the securities included in this definition of Excluded Securities pursuant to subsections (a) through (g) above.

“Fair Market Value” means, with respect to any Interest or other property, the price at which a willing seller would sell and a willing buyer would buy such Interest or other property having full knowledge of the facts, in an arm’s length transaction without time constraints, and without being under any compulsion to buy or sell, in each case without any control premium or minority discount. With regards to the sale of any Interests by a Member, the Fair Market Value of such Interests shall be equal to the value to which a holder of such Interests would be entitled at such price in accordance with the Distribution Priorities; provided, however, that in the event of: (1) any Principal Early Leaver Put or any Principal Leaver Call / Principal Early Leaver Call applicable upon the termination of employment by such Principal without Good Reason or by the Company with Cause, any calculation of historical or projected future EBITDA used to determine Fair Market Value shall disregard 50% of any MSG Payments made or accrued, or to be made or accrued, (in each case, including any interest pursuant to Section 4.8(c)) prior to the fifth anniversary of the date of the Agreement and 100% of any MSG Payments to be made or accrued (including any interest pursuant to Section 4.8(c)) thereafter, and (2) any other Put or Call applicable to any Principal, any calculation of historical or projected future EBITDA used to determine Fair Market Value will disregard any MSG Payments made or accrued, or to be made or accrued, (in each case including any interest pursuant to Section 4.8(c)). For the avoidance of doubt, with regard to the sale of any Interests by a Member, the Fair Market Value will be reduced to reflect, as of the valuation date, the allocable portion of accrued but unpaid MSG Payments (including accrued interest thereon) attributable to the Interests being sold.

“GAAP” means generally accepted accounting principles, as in effect from time to time, in the United States.

“Good Reason” means, with respect to any Rollover Holdco Member, the meaning assigned to such term in such Rollover Holdco Member’s employment agreement between the Company or one of its Subsidiaries, on the one hand, and such Rollover Holdco Member, or if such Rollover Holdco Member has no such employment agreement or no such term is so assigned therein, Good Reason shall mean any of the following (to which such Rollover Holdco Member has not consented): (i) a material reduction of such Rollover Holdco Member’s duties and responsibilities, (ii) a material reduction in such Rollover Holdco Member’s base salary, or (iii) a relocation of such Rollover Holdco Member’s principal place of employment that increases such Rollover Holdco Member’s one-way commute by more than fifty (50) miles; provided, that (in the case of clauses (i), (ii) and (iii)) such Rollover Holdco Member gives notice of such event to the Company within thirty (30) days of the initial occurrence of such event, the Company fails to cure such event within thirty (30) days following such notice, and such Rollover Holdco Member terminates his or her employment promptly following the expiration of such thirty (30) day cure period; provided, however, that Good Reason shall continue to have the meaning assigned to such term in any such employment agreement following the expiration or termination thereof unless expressly agreed otherwise in writing by the Company and such Rollover Holdco Member.

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and rules and regulations promulgated thereunder.

“Indemnification Obligations” means the obligation of a Rollover Holdco Member or Principal as a Member pursuant to Section 12.03(e) of the Transaction Agreement (as applicable to such Person) to satisfy his, her or its obligations under Article 12 (Survival; Indemnification) of the Transaction Agreement by Transferring Interests to MSG (and in the case of a Rollover Holdco Member, directing Rollover Holdco to Transfer such Rollover Holdco Member’s Attributable Interests) or by reducing distributions otherwise payable to such Member or Rollover Holdco Member.

“Interest” means, with respect to any Member, the entire limited liability company interest (as such term is defined in the Act) of such Member in the Company, including, (a)(i) such Member’s rights to share in the income, gain, loss, deductions and credits of, and the right to receive distributions from, the Company, (ii) all other rights, benefits and privileges enjoyed by such Member (under the Act, the Agreement or otherwise) in its capacity as a Member, including rights to vote, consent and approve or otherwise participate in the management of the Company, and (iii) all other rights, benefits, privileges and claims of such Member under, or arising under, the Agreement (in its capacity as a Member or otherwise) and (b)(i) all obligations, duties and liabilities imposed on such Member (under the Act, the Agreement or otherwise) in its capacity as a Member and (ii) all other obligations, duties and liabilities imposed on such Member under the Agreement (in its capacity as a Member or otherwise). Without limitation of the foregoing, as of any date with respect to any determination, it is understood that the Class A Common Units and the Preferred Units of a Member are such Member’s Interest.

“IPO” means an initial public offering by the Company (or its successor) of common equity pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission under the Securities Act.

“Lien” means any security interest in or lien on or against any property arising from any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, trust receipt, conditional sale or title retaining contract, sale and leaseback transaction, capitalized lease, consignment or bailment for security, or any other type of lien, charge, claim, encumbrance, title exception, preferential or priority arrangement affecting property (including with respect to stock, any stockholder agreements, voting rights agreements, buy-back agreements and all similar arrangements).

“Liquidity Rights” means the rights of Members and the Company under Section 6.5 (Drag-Along Right), Section 6.6 (Put Right) and Section 6.7 (Call Right) of the Agreement.

“Material Contract” means any Contract that, if entered into prior to the date of the Transaction Agreement, would have been required to be disclosed as a Material Contract thereunder.

“Member” means MSG, Rollover Holdco, the Principals and any other Person admitted as a member of the Company in accordance with the terms of the Agreement.

“Member Nonrecourse Debt” means any nonrecourse debt of the Company for which any Member bears the Economic Risk of Loss.

“Minimum Gain Attributable to a Member Nonrecourse Debt,” means with respect to any Member Nonrecourse Debt, shall have the meaning ascribed to such term for purposes of Treasury Regulation §1.704-2(i)(5).

“MSG Change of Control” means the acquisition, in a transaction or a series of related transactions, by (a) any Person or group of Persons, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of the foregoing) or any employee benefit plan sponsored or maintained by The Madison Square Garden Company, of the direct or indirect power to direct the management of The Madison Square Garden Company (or any of its successors) or substantially all of its (or such successor’s) assets (as constituted immediately prior to such transaction or transactions), or (b) any transferee of assets that includes the Interests owned by MSG pursuant to a Transfer contemplated by clause (a)(iii) of the definition of Permitted Transfer; provided, however, that an acquisition referred to in this clause (b) shall only be an MSG Change of Control if such transferee is not Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of the foregoing) or any employee benefit plan sponsored or maintained by The Madison Square Garden Company.

“MSG Company Successor” means the parent corporation, limited liability company or partnership (other than “The Madison Square Garden Company”) that holds (or upon consummation of a Permitted Transfer or MSG Change of Control (or other Transfer or transaction permitted in accordance with Article VI) will hold) more than 50% of the Interests of MSG. For the avoidance of doubt, in the event a corporation’s, limited liability company’s or partnership’s (other than “The Madison Square Garden Company”) common stock is listed for trading on a U.S. national securities exchange and such entity directly or indirectly holds (or upon consummation of a Permitted Transfer or MSG Change of Control (or other Transfer or transaction permitted in accordance with Article VI) will hold) more than 50% of the Interests of MSG, such entity shall be the MSG Company Successor.

“MSG Promissory Note” means a promissory note issued by The Madison Square Garden Company in the form attached to the Agreement as Exhibit G-1.

“MSG Stock” means shares of unregistered Class A Common Stock, par value $0.01 per share (or another class of voting common stock that replaces such Class A Common Stock) that are listed for trading on a national securities exchange, of The Madison Square Garden Company, valued at the volume-weighted average price (as reported by Bloomberg) over the ten trading days prior to the date of issuance.

“Net Income or Net Loss” means, for any taxable year or month of the Company, the taxable income or loss, respectively, of the Company for federal income tax purposes, except that (a) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing taxable income or loss shall be added to such taxable income or subtracted from such loss, (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treas. Reg. §1.704-1(b)(2)(iv)(i) and not otherwise taken into account under this definition (any such expenditures being referred to for purposes of the Agreement as “Section 705(a)(2)(B) Expenditures”) shall be subtracted from such taxable income or added to such loss, (c) any amount of gain or loss that would have been recognized by the Company if property distributed by the Company to the Members had instead been sold in a taxable disposition for its fair market value (as determined by the Board) at the time of distribution shall be taken into account, (d) items of income, gain, deduction and loss relating to property contributed to the Company by a Member (or revalued pursuant to Section 1.3 of the Agreement) shall be taken into account based on such property’s Book Value, and (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Company Fiscal Year, computed in accordance with the definition of Depreciation. Except as otherwise provided in the regulations issued under Section 704(b) of the Code, such amounts shall be computed without regard to any basis adjustment for federal income tax purposes under Sections 732, 734 and 743 of the Code resulting from an election under Section 754 of the Code.

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations §§1.704 2(b)(1) and 1.704-2(c).

“Nonrecourse Liability” means any Company liability (or portion thereof) for which no Member bears the Economic Risk of Loss.

“Operational Veto Rights” means the Principal Veto Rights set forth in clauses (A) or (C) (other than sub-clause (II) or (III)) of Section 4.1(g)(i) of the Agreement and clauses (A), (B), (D) (other than, with respect to clause (D), any sale of a venue), (F), (G) (other than, with respect to clause (G), the incurrence or prepayment of Debt to MSG or its Affiliates), (I) (other than, with respect to clause (I), any sale or exclusive license of a brand or, with respect to obligations owed to MSG or its Affiliates, the incurrence of a Lien), (L) or (M) of Section 4.1(g)(ii) of the Agreement.

“Packer Rollover Holdco Members” means the persons designated as “Packer Rollover Holdco Members” on the signature pages to the Agreement and any Person who becomes a Rollover Holdco Member pursuant to a Permitted Transfer from a Packer Rollover Holdco Member. For the avoidance of doubt, a Person shall cease to be a Packer Rollover Holdco Member when such Person ceases to be a Member or when such Person shall cease to be (or otherwise is not) a Permitted Transferee of Packer.

“Percentage Share” means, with respect to any Member or Rollover Holdco Member as of any date, the ratio (expressed as a percentage) of the aggregate number of all Class A Common Units directly held by such Member on such date to the aggregate number of all Class A Common Units issued by the Company and outstanding on such date; provided, however, that with respect to any Rollover Holdco Member as of any date, the Percentage Share of such Rollover Holdco Member means the ratio (expressed as a percentage) of (a) the aggregate number of all of Rollover Holdco Class A Common Units directly held by such Rollover Holdco Member on such date, plus the aggregate number (if any) of all Class A Common Units directly held by such Rollover Holdco Member on such date to (b) the aggregate number of all Class A Common Units issued by the Company and outstanding on such date. The combined Percentage Share of all Members shall at all times equal 100% and, except to the extent a Rollover Holdco Member directly holds any Class A Units, the combined Percentage Share of all Rollover Holdco Members shall at all times equal the Percentage Share of Rollover Holdco.

“Permitted Transfer” means:

(a) with respect to MSG: (i) any Transfer of Interests owned by MSG to The Madison Square Garden Company or any direct or indirect wholly-owned Subsidiary of The Madison Square Garden Company; (ii) any Transfer of equity interests in The Madison Square Garden Company (or any successive successors thereto or acquirors thereof); or (iii) any Transfer of all of the Interests owned by MSG together with (A) all or substantially all of the assets of The Madison Square Garden Company and/or (B) a portion of assets of The Madison Square Garden Company so long as the Interests owned by MSG represent no more than 25% of the Fair Market Value of such assets in the transferee (calculated net of any debt at the time of such Transfer and immediately after giving effect thereto); and

(b) with respect to any Member or Rollover Holdco Member that is an individual: (i) a trust solely for the benefit of such individual or the members of such individual’s immediate family with such individual acting as trustee of such trust and retaining control thereunder for so long as such individual is physically able; or (ii) an entity that is owned solely by such individual and the members of such individual’s immediate family with such individual retaining authority to appoint all of the directors (or persons serving in a similar capacity) for so long as such individual is physically able.

“Permitted Transferee” means a transferee of Units owned by a Member in a Permitted Transfer.

“Person” is defined in Section 18-101(12) of the Act.

“Preemptive Securities” means, other than Excluded Securities:

(a) any Interests or other equity securities of the Company issued after the date of the Agreement;

(b) for so long as the Qualified Percentage Share is equal to or greater than 14%, (i) any equity securities of any Subsidiaries of the Company Subsidiaries issued to or from MSG or any of its Affiliates or (ii) any debt securities or other Debt of the Company or any of its Subsidiaries issued to or borrowed from MSG or any of its Affiliates (including any Commercially Reasonable Debt or other debt securities or Debt issued thereto or borrowed therefrom pursuant to Section 4.2, in each case, other than Excluded Securities); provided, however, that the foregoing shall only be considered “Preemptive Securities” for purposes of Employee Rollover Holdco Members to the extent that one or more Principals duly and timely exercise their Preemptive Rights in accordance with Section 1.4 with respect thereto (and that in the event no Principals duly exercise their Preemptive Rights in accordance with Section 1.4 with respect thereto, any equity or debt securities referred to in the clause (b) shall not be Preemptive Securities); and

(c) any right, option or warrant to acquire any security convertible into the securities included in this definition of Preemptive Securities pursuant to the preceding clauses (a) or (b).

“Preferred Capital Contribution” means the $10,000,000 contribution by the Members in respect of their Preferred Units.

“Preferred Percentage Share” means, with respect to any Member or Rollover Holdco Member, as applicable, as of any date, the ratio (expressed as a percentage) of the aggregate number of all Preferred Units directly held by such Member on such date to the aggregate number of all Preferred Units issued by the Company and outstanding on such date; provided, however, that with respect to any Rollover Holdco Member as of any date, the Preferred Percentage Share of such Rollover Holdco Member means the ratio (expressed as a percentage) of (a) the aggregate number of all Rollover Holdco Preferred Units directly held by such Rollover Holdco Member on such date, plus the aggregate number (if any) of all Preferred Units directly held by such Rollover Holdco Member on such date to (b) the aggregate number of all Preferred Units issued by the Company and outstanding on such date. The combined Preferred Percentage Shares of all Members shall at all times equal 100% and, except to the extent a Rollover Holdco Member directly holds any Preferred Units, the combined Preferred Percentage Share of all Rollover Holdco Members shall at all times equal the Preferred Percentage Share of Rollover Holdco.

“Preferred Return” means a return equal to compounded interest of 9% per annum, compounded quarterly on March 31, June 30, September 30 and December 31 of each year that the Preferred Units are outstanding. The Preferred Return shall be computed on the basis of a 360-day year constituting of twelve 30-day months and shall be pro rated for any partial periods (i.e., during the period from and after the date the Preferred Units are first issued until the last day of the quarter in which the Preferred Units are first issued and during the period from and after the first day of the quarter during which all amounts owned with respect to the Preferred Units under clauses (i) and (ii) of Section 2.1(c) of the Agreement are paid in full until the date that all amounts owned with respect to the Preferred Units under clauses (i) and (ii) of Section 2.1(c) of the Agreement are paid in full) with respect to which it is calculated.

“Preferred Units” means the allocation of Interests designated as Preferred Units on Exhibit B to the Agreement.

“Principal Base” means, as of any time: (a) if there are four Principals who are serving as Directors, three Principals; (b) if there are three Principals serving as Directors, two Principals; (c) if there are two Principals serving as Directors, two Principals; or (d) if there is only one Principal serving as Director, one Principal.

“Principal Purchase Price” means the Fair Market Value (as determined in accordance with Section 6.8 (Determination of Fair Market Value) of the Agreement); provided, however, that, in the event of a Principal Early Leaver Put or Principal Early Leaver Call, such Fair Market Value will be adjusted by the Early Leaver Discount; provided, further, however, that such Early Leaver Discount shall not apply in the event that a MSG Change of Control has occurred prior to the consummation of such Principal Early Leaver Put or Principal Early Leaver Call (in which case the Principal Purchase Price shall be the Fair Market Value).

“Principal Rollover Holdco Groups” means each of (i) Packer and the Packer Rollover Holdco Members, (ii) Strauss and the Strauss Rollover Holdco Members, (iii) Tepperberg and the Tepperberg Rollover Holdco Members and (iv) Wolf and the Wolf Rollover Holdco Members.

“Principal Veto Rights” means the rights of the Principals in Section 4.1(g) of the Agreement.

“Principals” means Packer, Strauss, Tepperberg and Wolf.

“Prohibited Person” means a Person who, individually or together with such Person’s Affiliates, owns at least 5% of, or owns, operates or manages, any professional sports team, stadium, arena, theater or other live entertainment venue with no less than 2,000 seats or any music, film or similar festival.

“Qualified MSG Stock” means MSG Stock that is duly authorized, validly issued, fully paid and non-assessable, not subject to any preemptive or other similar rights, issued free and clear of any Liens (other than Liens under applicable securities laws and this Agreement) and issued subject to compliance by the recipient with applicable securities laws (e.g., six-month holding period).

“Qualified Party” means MSG and its Permitted Transferees and the Qualified Principals.

“Qualified Percentage Share” means the Percentage Share of both the Principals (as Members) and the Principal Rollover Holdco Groups (assuming the exercise, exchange or conversion of all securities of the Company that are exercisable or exchangeable for, or convertible into, Class A Common Units) for purposes of Section 4.1(g), 4.1(h)(i), 6.3(a)(ii), 6.5(a) and 8.6 of the Agreement and for purposes of the definitions of “Preemptive Securities” and “Qualified Principal.” For purposes of calculating Qualified Percentage Share, any Class A Common Units issued after the date of the Agreement to any Person other than a Principal, a Permitted Transferee of a Principal or a member of a Principal Rollover Holdco Group shall not be included in the denominator, except for Class A Common Units issued in connection with a Cash Flow Deficiency; provided, however, that: (1) for a period of 12 months from and after the end of the Resolution Period to which such Cash Flow Deficiency relates, Class A Common Units issued in connection with a Cash Flow Deficiency shall be included in the denominator for purposes of determining whether the Principal Base has the Operational Veto Rights, (2) in the event the Cumulative EBITDA for the period ending on the 12-month anniversary of the last day of the Resolution Period to which such Cash Flow Deficiency relates is less than 85% of the Cumulative EBITDA set forth in the Revised CIM Case for such period, Units issued in connection with a Cash Flow Deficiency shall be included in the denominator for purposes of determining whether the Principal Base has the Operational Veto Rights thereafter. As of the date of the Agreement, the Qualified Percentage Share is 28%.

“Qualified Principal” means a Principal who is engaged as a full-time employee of the Company and whose Percentage Share, including the Percentage Share of his Principal Rollover Holdco Group (determined in the same manner as in the definition of Qualified Percentage Share), is at least equal to 7%.

“Qualified Successor Stock” means Successor Stock that is duly authorized, validly issued, fully paid and non-assessable, not subject to any preemptive or other similar rights and issued free and clear of any Liens (other than Liens under applicable securities laws and this Agreement).

“Relative Percentage Share” means, with respect to any Member or Rollover Holdco Member, as applicable, as of any date with respect to any determination, the ratio (expressed as a percentage) of the aggregate number of all Class A Common Units directly held by such Member on such date to the aggregate number of Class A Common Units directly held all Members to which such determination relates on such date; provided, however, that with respect to any Rollover Holdco Member as of any date, the Relative Percentage Share of such Rollover Holdco Member means the ratio (expressed as a percentage) of (a) the aggregate number of all of Rollover Holdco Class A Common Units directly held by such Rollover Holdco Member on such date, plus the aggregate number (if any) of all Class A Common Units directly held by such Rollover Holdco Member on such date to (b) the aggregate number of all Class A Common Units directly held by all Members to which such determination relates on such date.

“Required Transfer Documentation” means an assignment and assumption agreement in form and substance reasonably acceptable to the transferor and the transferee providing for, as applicable, the sale and assignment of Interests or Rollover Holdco Interests, free and clear of all Liens other than those imposed by applicable securities law or the Agreement. The Required Transfer Documentation shall include representations and warranties by the transferor as to (a) due organization and good standing (if the transferor is an entity) of the transferor, (b) the power and authority (if the transferor is an entity) of such transferor, (c) the capacity (if the transferor is an individual) of such transferor, (d) the due authorization (if the transferor is an entity) of the Required Transfer Documentation, (e) the due execution and delivery of the Required Transfer Documentation, (f) the enforceability of the Required Transfer Documentation, (g) the “non-contravention” of the execution, delivery and performance of the Required Transfer Documentation with the transferor’s organizational documents (if the transferor is an entity), applicable laws and contracts to which the transferor is a party, and (h) the assignment to the transferee of good, valid and marketable title to such Interests or Rollover Holdco Interests, as applicable, free and clear of all Liens, other than those imposed by applicable securities laws and the Agreement.

“Restructuring Agreement” has the meaning assigned to such term in the Transaction Agreement.

“Revised CIM Case” means, for any period, the Adjusted EBITDA for such period, as set forth on Exhibit D.

“ROFO Party(ies)” means (a) MSG, if the Initiating Party is a Principal, (b) the Qualified Principals and the other members of their Principal Rollover Holdco Groups, if the Initiating Party is MSG, and (c) MSG and the Principals, if the Initiating Party is a Rollover Holdco Member other than a Principal.

“Rollover Holdco Interest” means an Interest (as defined in the Rollover Holdco LLCA).

“Rollover Holdco LLCA” means the Amended and Restated Limited Liability Company Agreement of Rollover Holdco.

“Rule 144A” means Rule 144A under the Securities Act.

“Sale of the Company” means a sale to a third party of all or a majority of the equity or all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, by sale of the Interests, merger, consolidation, sale of assets, sale of Subsidiaries, or otherwise.

“Securities Act” means the Securities Act of 1933, as amended.

“Specified Third Party Claim” means a Third Party Claim (as defined in the Transaction Agreement) with respect to which the Company assumes the defense, settlement, adjustment or compromise thereof as contemplated by Section 12.06(d) of the Transaction Agreement.

“Stated Early Put Value” means, as of any time with respect to the Preferred Units, the amount to which the holder of such Preferred Units would at such time be entitled pursuant to clause (ii) of Section 2.1(c) of the Agreement (taking into account all amounts previously paid to such holder in respect of such Preferred Units pursuant to Section 2.1 of the Agreement).

“Stated Preferred Value” means, as of any time with respect to the Preferred Units, the amount to which the holder of such Preferred Units would at such time be entitled pursuant to clauses (i) and (ii) of Section 2.1(c) of the Agreement (taking into account all amounts previously paid to such holder in respect of such Preferred Units pursuant to Section 2.1 of the Agreement).

“Strauss Rollover Holdco Members” means the persons designated as “Strauss Rollover Holdco Members” on the signature pages to the Agreement and any Person who becomes a Rollover Holdco Member pursuant to a Permitted Transfer from a Strauss Rollover Holdco Member. For the avoidance of doubt, a Person shall cease to be a Strauss Rollover Holdco Member when such Person ceases to be a Rollover Holdco Member or when such Person shall cease to be (or otherwise is not) a Permitted Transferee of Strauss.

“Subsidiary” means, with respect to any Person, any corporation, association, limited liability company or other business entity of which at least 50% of (i) the total equity interest or (ii) total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

“Successor Stock” means the common stock of a MSG Company Successor listed for trading on a U.S. national securities exchange, valued at the volume-weighted average price (as reported by Bloomberg) over the ten trading days prior to the date of issuance; provided, that, in order to constitute Successor Stock, such MSG Company Successor shall (i) have an average market capitalization of at least $1 billion in the 90 days immediately preceding the issuance of Successor Stock to a Principal or Rollover Holdco Member under the Agreement, and (ii) if such MSG Company Successor is a foreign issuer, the Successor Stock listed on such exchange shall have an average float and trading volume that is at least 90% of the average float and average daily trading volume of MSG in the 90 days immediately preceding the issuance and shall not consist of American Depositary Receipts or similar instruments).

“Tao Note Company Entity” means either (x) the Company or (y) a Subsidiary of the Company that is named the “borrower” under clause (a) of the definition of Company Loan Agreement; provided, however, that (subject to waiver by the beneficiary of such Tao Promissory Note, in such beneficiary’s sole discretion) in either case of clause (x) or (y), at the time of issuance of such Tao Promissory Note, the Company Loan Agreements that by their terms do not mature at least ninety-one days prior to the maturity date of the Tao Promissory Note do not restrict such entity from making the payments required under such Tao Promissory Note on its maturity date; provided, further, however, that (subject to waiver by the beneficiary of such Tao Promissory Note, in such beneficiary’s sole discretion) in the event a Tao Promissory Note is issued by an entity referred to in clause (x) or (y) and at the time of such issuance a Company Loan Agreement that by its terms would mature at least ninety-one days prior to the maturity date of the Tao Promissory Note is in effect that would restrict such entity from making the payment required under such Tao Promissory Note on its maturity date if such Company Loan Agreement was extended, the Company shall not (and the Company shall cause its Subsidiaries not to) extend such Company Loan Agreement or refinance the debt under such Company Loan Agreement unless such extension or refinancing permits such payment under the Tao Promissory Note on the maturity date of such Tao Promissory Note.

“Tao Note Replacement Entity” means, (a) if neither the Company nor a Subsidiary of the Company qualifies as a Tao Note Company Entity, and (b) if consented to by such Affiliate of MSG (in such Affiliate’s sole discretion), any Affiliate of MSG that (i) directly or indirectly owns 100% of MSG’s Interests and (ii) (x) is listed for trading on a U.S. national securities exchange with an average market capitalization of at least $1 billion in the 90 days immediately preceding the issuance of the applicable Tao Promissory Note, and agrees under the Tao Promissory Note to maintain a minimum market capitalization of at least $1 billion until payment of all principal and interest owed thereunder or (y) directly or indirectly (together with its Subsidiaries) holds at least $1 billion in net assets, and agrees under the Tao Promissory Note to continue to directly or indirectly (together with its Subsidiaries) hold at least $1 billion in net assets until payment of all principal and interest owed thereunder.

“TAO Promissory Note” means a promissory note issued by a Tao Promissory Note Party in the form attached to the Agreement as Exhibit G-2.

“Tao Promissory Note Party” means a Tao Note Company Entity or a Tao Note Replacement Entity.

“Tepperberg Rollover Holdco Members” means the persons designated as “Tepperberg Rollover Holdco Members” on the signature pages to the Agreement and any Person who becomes a Rollover Holdco Member pursuant to a Permitted Transfer from a Tepperberg Rollover Holdco Member. For the avoidance of doubt, a Person shall cease to be a Tepperberg Rollover Holdco Member when such Person ceases to be a Rollover Holdco Member or when such Person shall cease to be (or otherwise is not) a Permitted Transferee of Tepperberg.

“Terminable Obligations” means Contracts or other commitments or obligations of the Company or any of its Subsidiaries that can be terminated by the Company or such Subsidiary on 90 days’ (or less) notice without (a) payment of any penalty, or (b) incurrence of other Liability (in the case of clauses (a) and (b), other than penalties or Liabilities that are, individually and in the aggregate, de minimis).

“The Madison Square Garden Company” means The Madison Square Garden Company, a Delaware corporation; provided, however, that if pursuant to any Transfer permitted pursuant to the Agreement, The Madison Square Garden Company no longer directly or indirectly holds any of the Interests held by MSG and in connection with such Transfer or transaction there is an MSG Company Successor, all references to “The Madison Square Garden Company” in the Agreement shall be deemed to refer to such MSG Company Successor (except as used in the definition of “MSG Stock”).

“Transaction Documents” has the meaning assigned to such term in the Transaction Agreement.

“Transfer” means any direct or indirect offer, sale, contract to sell, assignment, alienation, gift, transfer, hypothecation, exchange, mortgage, pledge, grant of a security interest or other disposition or encumbrance, whether voluntary or involuntary. A Transfer shall, without limitation of the foregoing, include any of transaction that, in whole or in part, transfers any economic consequences of ownership. The Transfer of the equity interest in a Member (or any Person who directly or indirectly owns any equity interests of such Member) shall be deemed an indirect Transfer of such Member’s Interest (and, for the avoidance of doubt, the Transfer of a Rollover Holdco Interest shall be deemed an indirect Transfer of the Attributable Interest of Rollover Holdco that corresponds to such Rollover Holdco Interest). Notwithstanding anything to the contrary in this definition, in no event will an offer, sale, contract to sell, assignment, alienation, gift, transfer, hypothecation, exchange, mortgage, pledge, grant of a security interest or other disposition, encumbrance, whether voluntary or involuntary, of any securities of The Madison Square Garden Company or any of its successors or acquirors (or any successive successors thereto or acquirors thereof) be a Transfer.

“Units” means the allocation of Interests designated as Units in an agreement between a Member and the Company.

“Unreturned Preferred Capital Contributions Amount” means at any time, the excess, if any, of: (a) the aggregate Preferred Capital Contributions made by the Members over (b) the aggregate amount of distributions with respect to such Preferred Capital Contributions (including any distributions to any predecessor of such Member) under Section 2.1(c)(ii) of the Agreement.

“Valuation Representatives” mean (a) one MSG Director designated in writing to the Principals by MSG (which MSG Director may be replaced at any time or from time to time by MSG) and (b) Richard Wolf or one other Principal designated in writing designated in writing to MSG by the Principal Base (which Valuation Representative may be replaced at any time or from time to time by the Principal Base).

“Wolf Rollover Holdco Members” means the persons designated as “Wolf Rollover Holdco Members” on the signature pages to the Agreement and any Person who becomes a Rollover Holdco Member pursuant to a Permitted Transfer from a Wolf Rollover Holdco Member. For the avoidance of doubt, a Person shall cease to be a Wolf Rollover Holdco Member when such Person ceases to be a Rollover Holdco Member or when such Person shall cease to be (or otherwise is not) a Permitted Transferee of Wolf.

2. The following terms are defined in the Sections indicated below.

Term	Section

AAA	4.2(b)
Aggregate Consideration	6.5(c)
Agreement	Preamble
Approved Sale	6.5(a)
Approved Sale Notice	6.5(a)
Approved Sale Period	6.5(a)
Arbitrator	6.8(b)
Attributable Class A Common Units	Recitals
Attributable Interests	Recitals
Attributable Preferred Units	Recitals
Benefits	4.8(a)
Budget	1.5(a)
Business Plan	1.5(a)
Call	6.7(e)
Company	Preamble
Company Fiscal Year	3.3
Confidential Information	4.7(a)
DGCL	4.3
Disapproving Principal	8.6
Employee Rollover Holdco Member Leaver Call	6.7(c)
Employee Rollover Holdco Member Post-Year 5 Call	6.7(d)
Employee Rollover Holdco Member Post-Year 5 Put	6.6(d)
Employee Rollover Holdco Member Purchase Price	6.6(d)
Employee Rollover Holdco Members	Preamble
Exercise Notice	1.4(c)
Existing Agreement	Recitals
FMV Depository	6.8(a)
Indemnification Obligations Shortfall	6.1
Indemnified Persons	4.4(a)
Initiating Party	6.3(b)
Interest Change Date	2.2(k)
Losses	4.4(a)
Management Fee	4.8(a)
Member Indemnitors	4.4(b)
Member Nonrecourse Deductions	2.2(d)
Minimum Commitment	4.8(a)
MSG	Preamble
MSG FMV Entity	6.8(a)
MSG Payments	4.8(a)
Mutual Valuation Period	6.8
Observer	41
Offered Securities	6.3(b)
Officer	4.1(d)
Other Rollover Holdco Members	Preamble
Preemptive Right	1.4(a)
Preemptive Rights Notice	1.4(b)
Preferred Unit Call	6.10(b)
Preferred Unit Early Call	6.9(b)
Preferred Unit Early Put	6.9(a)
Preferred Unit Put	6.10(a)
Principal Early Leaver Call	6.7(a)
Principal Early Leaver Put	6.6(b)
Principal Good Leaver Put	6.6(a)

Principal Leaver Call	6.7(a)
Principal Post-Year 5 Call	6.7(b)
Principal Post-Year 5 CoC Put	6.6(f)
Principal Post-Year 5 Put	6.6(c)
Principal Pre-Year 5 CoC Put	6.6(e)
Principals	Preamble
Put	6.6(g)
Put Exercise Period	6.6(f)
Resolution Period	4.2(a)
Restructuring	Recitals
ROFO Notice	6.3(b)
ROFO Obligations	6.3(a)(i)
ROFO Period	6.3(c)
Rollover Budget	1.5(b)
Rollover Holdco	Preamble
Rollover Holdco Class A Common Units	Recitals
Rollover Holdco Member Representative	6.8(a)
Rollover Holdco Members	Preamble
Rollover Holdco Preferred Units	Recitals
Tag-Along Sale Notice	6.4(b)
Transaction Agreement	Recitals
Transactions	Recitals